                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PXRE GROUP LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  (PXRE LOGO)

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2000

    NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of PXRE GROUP LTD. ("PXRE" or the "Company") will be held on May 16, 2000 commencing at 9:00 a.m., local time, at the offices of PXRE, 99 Front Street, Hamilton HM12, Bermuda for the following purposes:

        (1) To elect three members of the Board of Directors who, with the six other directors whose terms of office do not expire at this meeting, will constitute the full Board, as described in the Proxy Statement dated April 10, 2000 accompanying this Notice of Annual Meeting (the "Proxy Statement");

        (2) To approve the recommendation of the Board of Directors that PricewaterhouseCoopers be appointed as the Company's independent auditors for the fiscal year ending December 31, 2000 and to refer the determination of the auditors' remuneration to the Board of Directors;

        (3) To approve the adoption of amendments to the PXRE Restated Employee Annual Incentive Bonus Plan, as amended;

        (4) To approve the adoption of amendments to the PXRE 1992 Officer Incentive Plan, as amended;

        (5) To approve the adoption of amendments to the PXRE Employee Stock Purchase Plan, as amended;

        (6) To approve the adoption of amendments to the PXRE Director Stock Option Plan, as amended; and

        (7) To approve the adoption of amendments to the PXRE Director Equity and Deferred Compensation Plan.

        Only holders of the Common Shares of PXRE at the close of business on March 31, 2000, as shown by the transfer books of PXRE, are entitled to notice of, and to vote at, this Annual General Meeting and any adjournments.

                                          By Order of the Board of Directors

                                          DAVID J. DOYLE, Secretary

Hamilton, Bermuda
April 10, 2000

--------------------------------------------------------------------------------

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THIS ANNUAL GENERAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AT THEIR EARLIEST CONVENIENCE. ANY PROXY GIVEN MAY BE REVOKED BY SUBMITTING, AT LEAST TWO (2) HOURS PRIOR TO THE COMMENCEMENT OF THE ANNUAL GENERAL MEETING, EITHER A WRITTEN NOTICE OF SUCH REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE TO PXRE AT ITS MAILING ADDRESS, SUITE 231, 12 CHURCH STREET, HAMILTON HM 11, BERMUDA, ATTN: SECRETARY. ATTENDANCE AT THE ANNUAL GENERAL MEETING BY A SHAREHOLDER WHO HAS GIVEN A PROXY SHALL NOT IN AND OF ITSELF CONSTITUTE A REVOCATION OF SUCH PROXY.

--------------------------------------------------------------------------------
IMPORTANT: PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                PROXY STATEMENT
                             ---------------------

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                               OF PXRE GROUP LTD.
                                  MAY 16, 2000

                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PXRE GROUP LTD., 99 Front Street, Hamilton HM 12, Bermuda ("PXRE") of proxies from the holders of PXRE's common shares, par value $1.00 per share (the "Common Shares") for use at the Annual General Meeting of Shareholders to be held on May 16, 2000 and at any and all adjournments thereof (the "Annual Meeting"). Common Shares represented at the Annual Meeting by a properly executed and returned Proxy will be voted at the Annual Meeting in accordance with the instructions noted thereon, or if no instructions are noted, the Proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting. Any Proxy given may be revoked by submitting, at least two (2) hours prior to the commencement of the Annual Meeting, either a written notice of such revocation or a duly executed Proxy bearing a later date to PXRE at its mailing address, Suite 231, 12 Church Street, Hamilton HM 11, Bermuda, Attn:
Secretary. Attendance at the Annual Meeting by a shareholder who has given a Proxy shall not in and of itself constitute a revocation of such Proxy.

     The Annual Meeting will be the first annual general meeting of PXRE, a Bermuda company, since it became the parent holding company of PXRE Corporation, a Delaware corporation ("PXRE Delaware"), in October 1999 and succeeded to the holding company functions previously conducted by PXRE Delaware. In connection with the October 1999 reorganization, each share of PXRE Delaware common stock owned by stockholders was automatically converted into and became one PXRE Common Share; PXRE Delaware's stock plans and other employee and director benefit plans were revised or amended to reflect the reorganization, including providing for future use of PXRE Common Shares in lieu of PXRE Delaware common stock thereunder; the directors who were serving as directors of PXRE Delaware became directors of PXRE; and Messrs. Gerald L. Radke (Chairman, President and Chief Executive Officer) and James F. Dore (Executive Vice President and Chief Financial Officer) who were executive officers of PXRE Delaware and David J. Doyle (Secretary) became officers of PXRE. Accordingly, except where the context otherwise requires, references herein to PXRE include its predecessor, PXRE Delaware.

     The mailing address of PXRE is Suite 231, 12 Church Street, Hamilton HM11, Bermuda. The Notice of Annual General Meeting of Shareholders, the Proxy Statement and the accompanying Proxy were first transmitted to shareholders of PXRE on or about April 10, 2000.

     The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by PXRE. Directors, officers and employees of PXRE may solicit Proxies orally or in writing, without additional compensation. PXRE's regularly retained investor relations firm, Corporate Communications Inc., may also be called upon to solicit Proxies by telephone or by mail. PXRE will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Shares held in their names.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     The Board of Directors has fixed the close of business on March 31, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 11,758,174 Common Shares were issued and outstanding and held of record by approximately 90 shareholders. Each Common Share entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting, except that if a person constructively or beneficially, directly or indirectly, owns more than 9.9% of the voting power of the outstanding Common Shares, the voting rights with respect to such shares will be limited, in the aggregate, to voting power of 9.9%, as specified in PXRE's Bye-Laws. The presence at the meeting in person or by proxy of the holders of a majority of the outstanding Common Shares (giving effect to the limitation on voting referred to above) is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

     All matters referenced in this Proxy Statement upon which the shareholders will be asked to consider and vote upon will, in accordance with PXRE's Bye-Laws, be decided by an ordinary resolution, that is, a resolution passed by a simple majority of votes cast in person or by proxy at the meeting. A resolution put to the vote of the meeting will be decided on by a show of hands, unless a poll has been demanded pursuant to PXRE's Bye-Laws. On matters to be decided by ordinary resolution, shares represented at the meeting whose votes are withheld on any matter, shares which are represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) and shares which abstain from voting on any particular matter are not included in the tabulation of the shares voting on such matter but are counted for quorum purposes. In accordance with the rules of the New York Stock Exchange, brokers and nominees are precluded from exercising their voting discretion with respect to the approval and adoption of any of the matters to be presented at the meeting, other than the re-election of directors and the re-appointment of the auditors.

     The following table indicates those persons known to PXRE (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who own beneficially more than 5% of PXRE's Common Shares as of the Record Date:

                                 NAME AND ADDRESS                 AMOUNT AND NATURE OF   PERCENT
TITLE OF CLASS                 OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP   OF CLASS
--------------                 -------------------                --------------------   --------
Common Shares     Phoenix Home Life Mutual......................   1,131,700 shares(1)     9.6%
                  Insurance Company
                  One American Row
                  Hartford, CT 06115
Common Shares     Select Reinsurance Ltd........................   1,112,200 shares(2)     9.5%
                  Corner House
                  20 Parliament Street, 4th Floor
                  Hamilton, HM 12 Bermuda
Common Shares     Dimensional Fund Advisors Inc.................     851,795 shares(3)     7.2%
                  1299 Ocean Avenue
                  Santa Monica, CA 90401
Common Shares     DePrince, Race & Zollo, Inc...................     781,700 shares(4)     6.6%
                  201 S. Orange Avenue
                  Suite 850
                  Orlando, FL 32801

                                 NAME AND ADDRESS                 AMOUNT AND NATURE OF   PERCENT
TITLE OF CLASS                 OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP   OF CLASS
--------------                 -------------------                --------------------   --------
Common Shares     Royce & Associates, Inc. and Affiliates.......     757,160 shares(5)     6.4%
                  1414 Avenue of the Americas
                  New York, NY 10019
Common Shares     FMR Corp. and Affiliates......................     725,063 shares(6)     6.2%
                  82 Devonshire Street
                  Boston, MA 02109

---------------

(1) According to the Schedule 13G and Form 4 filed by Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") with the Securities and Exchange Commission (the "Commission"), Phoenix Home Life may be deemed to beneficially own the 1,131,700 Common Shares indicated opposite Phoenix Home Life's name in the above table. Phoenix Home Life reports sole voting power and sole dispositive power in respect of the 1,131,700 Common Shares.
(2) According to the Schedule 13G filed by Select Reinsurance Ltd. ("Select Re") with the Commission, Select may be deemed to beneficially own the 1,112,200 Common Shares indicated opposite Select Re's name in the above table. Select Re reports sole voting power and sole dispositive power in respect of the 1,112,200 Common Shares, except that voting and dispositive power is exercised through Select Re's sole investment advisor Mariner Investment Group, Inc. and accordingly may be deemed to share voting and dispositive power. Select Re also reports that Mr. William Michaelcheck is 100% shareholder of Mariner Investment Group, Inc. and Chairman of the Board of Select Re.
(3) According to the Schedule 13G filed by Dimensional Fund Advisors Inc. ("Dimensional") with the Commission, Dimensional, in its capacity as an investment advisor, may be deemed to beneficially own the 851,795 Common Shares indicated opposite Dimensional's name in the above table. Such shares are owned by certain investment vehicles (including commingled group trusts) to which Dimensional serves as an investment advisor. Dimensional possesses both voting and investment power with respect to such shares. Dimensional disclaims beneficial ownership of the 851,795 Common Shares.
(4) According to the Schedule 13G filed by DePrince, Race & Zollo, Inc. ("DePrince") with the Commission, DePrince may be deemed to beneficially own the 781,700 Common Shares indicated opposite DePrince's name in the above table. De Prince reports sole voting and sole dispositive power in respect of the 781,700 Common Shares.
(5) According to the Schedule 13G filed by Royce & Associates, Inc., Royce Management Company and Charles M. Royce, as a group, with the Commission, Royce & Associates, Inc., Royce Management Company and Charles M. Royce may be deemed to beneficially own the 757,160 Common Shares indicated opposite their name in the above table, by virtue of Royce & Associates, Inc.'s ownership of 753,360 Common Shares, as to which it is reported to possess sole voting and dispositive power, and by virtue of Royce Management Company's ownership of 3,800 Common Shares, as to which it is reported to possess sole voting and dispositive power. The group reports that Mr. Royce may be deemed to beneficially own the Common Shares beneficially owned by Royce & Associates, Inc. and Royce Management Company but disclaims beneficial ownership of such Common Shares.

(6) According to the Schedule 13G filed by FMR Corp. ("FMR") and various affiliates thereof with the Commission, FMR, Mr. Edward C. Johnson 3d, Abigail P. Johnson and other members of the Johnson family may be deemed to beneficially own the 725,063 Common Shares indicated opposite FMR's name in the above table, by virtue of FMR's 100% ownership of Fidelity Management & Research Company ("Fidelity"). Fidelity, in its capacity as a registered investment advisor to Fidelity Low Priced Stock Fund may be deemed to be the beneficial owner of such 725,063 Common Shares. Neither FMR, Mr. Johnson nor Ms. Johnson reports sole or shared voting power in respect of the 725,063 Common Shares. Each of FMR, Mr. Johnson and Ms. Johnson reports sole dispositive power in respect of the 725,063 Common Shares.

     To PXRE's knowledge, no other person owns of record or beneficially more than 5% of the outstanding Common Shares as of the Record Date.

                       NOMINEES FOR ELECTION AS DIRECTORS

     PXRE's Bye-Laws provide for the election of directors by the shareholders. For this purpose, the Board of Directors is divided into three classes (Classes I, II and III) as nearly equal in number as possible. The terms of office of the members of one class expire and a successor class is elected at each annual meeting of the shareholders.

     At the Annual Meeting, the terms of office of the Class II directors will terminate. Therefore, the Board of Directors has nominated Robert W. Fiondella, Philip R. McLoughlin and Wilson Wilde (all of whom are also presently serving on the Board) for re-election as Class II directors to serve three-year terms until the annual general meeting of shareholders is held in 2003 and until their successors have been elected and qualified. It is intended that Proxies will be voted in favor of these persons. If, for any reason, any of the nominees is not able or willing to serve as a director when the election occurs (a situation which is not presently contemplated), it is intended that the Proxies will be voted for the election of a substitute nominee in accordance with the judgment of the Proxy holder.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR NAMED ABOVE.

            INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

     The following are the directors of PXRE:

          Gerald L. Radke (55) has been the President, Chief Executive Officer and a director of PXRE (and its predecessor PXRE Corporation) since 1986 (and its Chairman of the Board of Directors since June 1995). From August 1993 until the merger (the "Merger") in December 1996 of Transnational Re Corporation ("TREX") with and into PXRE Corporation, Mr. Radke also served as President, Chief Executive Officer and Chairman of the Board of Directors of TREX.

          F. Sedgwick Browne (57) is a partner of Morgan, Lewis & Bockius LLP (law firm), specializing in the insurance and reinsurance industry. Prior to joining Morgan, Lewis & Bockius LLP on October 1, 1994, he was a partner of Lord Day & Lord, Barrett Smith. Mr. Browne was elected a director of PXRE Corporation in June 1999.

          Robert W. Fiondella (57) has been Chairman of the Board of Directors, President and Chief Executive Officer of Phoenix Home Life since February 1994. From July 1992 to February 1994, he was

     President and Principal Operating Officer of Phoenix Home Life, and from February 1989 to June 1992, he was President and Chief Operating Officer of Phoenix Mutual Life Insurance Company, a predecessor of Phoenix Home Life ("Phoenix Mutual"). Mr. Fiondella is also a director of Phoenix Charter Oak Trust Company, a well as an officer and director of various other Phoenix Home Life subsidiaries. Mr. Fiondella is also a director of Hilb, Rogal and Hamilton, an insurance brokerage firm.

          Franklin D. Haftl (65), who was elected a director of PXRE Corporation in February 1997, has been in the insurance and reinsurance industry since 1958 and currently serves as a director of Unione Italiana Reinsurance Company of America, Inc. ("Unione"), having previously served as President and Chief Executive Officer and a director of Unione from October 1988 to March 1994. Mr. Haftl served as a director of TREX from January 1994 until the Merger in December 1996. Mr. Haftl is a member of the American Arbitration Association and has served and continues to serve as umpire on numerous arbitration panels adjudicating commercial insurance and reinsurance-related disputes.

          Bernard Kelly (70), who was elected a director of PXRE Corporation in December 1988, is a U.K. attorney and Chairman of Bernard Kelly & Associates, a financial consultant, and was formerly Vice Chairman and Managing Director of Lazard Brothers & Co. Ltd., London. Mr. Kelly also is a director of a number of companies, including PXRE Ltd. (a corporate member of Lloyd's) and Societe Generale d'Investissements SA, a quoted Luxembourg industrial holding company, and is also Chairman of Langbourne Income Growth & Property Unit Trust and Nexus Structured Finance Ltd., an agency for private sector finance to state (U.K.) institutions.

          Wendy Luscombe (48), who was elected a director of PXRE Corporation in November 1993, has been a principal of WKL Associates, a company which provides U.S. real estate investment advisory services to U.K. companies, since May 1994. Ms. Luscombe is also principal real estate advisor to Prudential Portfolio Managers America Limited. From November 1992 to May 1994, she was Senior Vice President of Aldrich Eastman Waltch, a Boston-based company specializing in real estate investment and pension fund advisory services. Ms. Luscombe was also a director of Berkeley Commercial Investments, the commercial real estate investment arm of Berkeley Group plc, a U.K. public company, until June 1996.

          Philip R. McLoughlin (53) has been Chairman, Chief Executive Officer and a director of Phoenix Investment Partners, Ltd., formerly Phoenix Duff & Phelps Corporation ("Phoenix Investment Partners") since October 1995. Phoenix Investment Partners is an investment management company and a public majority-owned subsidiary of Phoenix Home Life. Since July 1992, Mr. McLoughlin has also been Executive Vice President and Chief Investment Officer of Phoenix Home Life. From December 1988 to June 1992, he was Executive Vice President, Investments of Phoenix Mutual. Mr. McLoughlin is currently president and a director or trustee of 31 registered investment companies which are affiliated with Phoenix Home Life, a director of both World Trust and Emerging World Trust, each a Luxembourg organized investment trust, and Phoenix Charter Oak Trust Company, as well as a director and officer of various other Phoenix Home Life subsidiaries.

          David W. Searfoss (49) has been Executive Vice President and Chief Financial Officer of Phoenix Home Life since October 1994. From July 1992 to October 1994, he was Senior Vice President and Chief Financial Officer of Phoenix Home Life, and from November 1987 to June 1992, he was Senior Vice President and Chief Financial Officer of Phoenix Mutual. Mr. Searfoss has served as a director of PXRE since December 1987. Mr. Searfoss is also an officer and director of various Phoenix Home Life subsidiaries and is a director of Hilb, Rogal and Hamilton.

          Wilson Wilde (72) was, from September 1993 to May 1994, Chairman and Chief Executive Officer and, from November 1971 to September 1993, President and Chief Executive Officer of The Hartford Steam Boiler Inspection and Insurance Company ("HSB Group, Inc."). In May 1994, Mr. Wilde was appointed Chairman of the Executive Committee, and in April 1998 was named Chairman Emeritus of HSB Group, Inc. Mr. Wilde is currently a director of Front Royal, Inc., a holding company that owns specialty insurance carriers.

     Unless otherwise indicated, all directors have served in such capacity with PXRE since its organization in August 1999 and with its predecessor PXRE Corporation since 1986.

     In addition to the executive officer listed as being a director, PXRE has the following executive officers:

     James F. Dore (54) is Executive Vice President and Chief Financial Officer of PXRE and has been such since June 1999. Prior thereto, Mr. Dore was Senior Vice President -- Financial Market Products for Employers Reinsurance Corporation. Before assuming responsibility for Financial Market Products, Mr. Dore was Chief Financial Officer of Employers Reinsurance Corporation, prior to which he was Chief Financial Officer of GE Capital Mortgage Corporation.

     Michael J. Bleisnick (48) is Executive Vice President -- London Market Operations and has been an Executive Vice President of PXRE since March 1993. Prior thereto, he was a Senior Vice President of PXRE. From August 1993 until the Merger in December 1996, Mr. Bleisnick also served as an Executive Vice President of TREX.

     Gordon Forsyth, III (52) is Executive Vice President -- North American Operations and has been an Executive Vice President of PXRE since March 1993. Prior thereto, he was a Senior Vice President of PXRE. From August 1993 until the Merger in December 1996, Mr. Forsyth also served as an Executive Vice President of TREX.

     Charles B. Penruddocke (56) is Managing Director and Executive Vice President -- International Operations and has been an Executive Vice President of PXRE since June 1998. Prior thereto, he was Senior Vice
President -- International Operations at F&G Re, the reinsurance arm of the USF&G Group.

     Jeffrey H. Mayer (38) is Executive Vice President -- Finite Risk Solutions and has been an Executive Vice President of PXRE since April 1999. Prior thereto, he was Principal, Chief Actuary and Head of the Client Services Group of Swiss Re New Markets, an affiliate of Swiss Reinsurance Company. Prior to that Mr. Mayer was a principal with Milliman & Robertson, Inc., an actuarial consulting firm. He is a fellow of the Casualty Actuarial Society and a member of the American Academy of Actuaries.

     Michael J. Toman (49) is Executive Vice President -- Direct Reinsurance and has been an Executive Vice President of PXRE since June 1998. Prior thereto, he was a Senior Vice President at General Reinsurance Corporation, where he was responsible for treaty underwriting operations. Before General Reinsurance Corporation purchased National Reinsurance Corporation, Mr. Toman had been in charge of National Reinsurance Corporation's treaty underwriting division.

     Jeffrey L. Radke (31) is Executive Vice President of PXRE and President of PXRE Reinsurance Ltd. and has been such since January 2000. Prior thereto, Mr. Radke served as President of Select Re. From 1996 to 1998 he was Senior Vice President -- Capital Markets Products of CAT Limited, prior to which he was a Vice President of Guy Carpenter & Company a reinsurance brokerage firm. Jeffrey Radke is Gerald Radke's son.

     All executive officers of PXRE hold office at the pleasure of the Board of Directors.

     The following table sets forth certain information concerning beneficial ownership of PXRE's Common Shares by the directors, the five executive officers named below under the heading "EXECUTIVE COMPENSATION" and all directors and executive officers as a group, as of the Record Date:

                                                       SHARES (AND PERCENT)       DIRECTOR
DIRECTORS AND FIVE CURRENT NAMED EXECUTIVE OFFICERS    BENEFICIALLY OWNED(1)      TERM ENDS
---------------------------------------------------    ---------------------      ---------
Gerald L. Radke......................................         197,925(2)            2002
F. Sedgwick Browne...................................          24,325(3)*           2001
Robert W. Fiondella..................................          20,878(3)*             (4)
Franklin D. Haftl....................................          17,365(3)*           2002
Bernard Kelly........................................          22,878(3)*           2001
Wendy Luscombe.......................................          20,222(3)*           2002
Philip R. McLoughlin.................................          14,528(3)*             (4)
David W. Searfoss....................................          19,830(3)*           2001
Wilson Wilde.........................................          15,418(3)*             (4)
Michael J. Bleisnick.................................          94,408(5)*             --
Gordon Forsyth, III..................................         101,474(6)*             --
Michael J. Toman.....................................          41,480(7)*             --
Charles Penruddocke..................................          17,128(8)*             --
All directors and executive officers as a group
  (16 persons).......................................         678,357(9)

---------------

*  Beneficially owns less than 1% of PXRE's issued and outstanding Common
   Shares.

(1) The number of Common Shares set forth opposite the names of Mr. Haftl, Mr. Kelly, Ms. Luscombe, Mr. Wilde and Mr. Browne does not include the 2,000 shares granted to each such director under the PXRE Director Deferred Stock Plan (described below under the heading "THE BOARD OF DIRECTORS AND ITS COMMITTEES AND DIRECTOR COMPENSATION"), as to which shares such directors currently hold neither voting nor investment power. Pursuant to the terms of the Director Deferred Stock Plan, on each date that dividends are paid to shareholders in respect of the Common Shares, PXRE makes dividend equivalent payments, in cash, in respect of each Common Share granted, but not yet delivered, under such Plan.
(2) Mr. Radke beneficially owns 1.7% of PXRE's issued and outstanding Common Shares. The number of Common Shares set forth opposite Mr. Radke's name includes currently exercisable options to purchase 90,277 Common Shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 90,277 Common Shares for which Mr. Radke holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by Mr. Radke.
(3) Includes with respect to each of the following individuals, currently exercisable options to purchase the indicated number of Common Shares: Mr. Fiondella, 20,378 shares; Mr. Haftl, 16,730 shares; Mr. Kelly, 20,378 shares; Ms. Luscombe, 20,072 shares; Mr. McLoughlin, 13,361 shares; Mr. Searfoss, 18,730 shares; Mr. Wilde, 13,361 shares; and Mr. Browne, 11,182 shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, such Common Shares for which the named director holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by such director.
(4) Term of office of Class II directors terminates at the forthcoming 2000 Annual Meeting.

(5) Includes currently exercisable options to purchase 64,908 Common Shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 64,908 Common Shares for which Mr. Bleisnick holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by Mr. Bleisnick.
(6) Includes currently exercisable options to purchase 63,898 Common Shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 63,898 Common Shares for which Mr. Forsyth holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by Mr. Forsyth.
(7) Includes currently exercisable options to purchase -0- Common Shares.
(8) Includes currently exercisable options to purchase 1,875 Common Shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 1,875 Common Shares for which Mr. Penruddocke holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by Mr. Penruddocke.
(9) The director and executive officers as a group beneficially own 5.6% of PXRE's outstanding Common Shares. The number of shares includes currently exercisable options to purchase 355,150 Common Shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 355,150 Common Shares for which PXRE's directors and executive officers as a group hold currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by such directors and executive officers as a group.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES
                           AND DIRECTOR COMPENSATION

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     In 1999, the Board of Directors of PXRE (and of its predecessor) met nine
(9) times. Except for Mr. Fiondella, no director attended fewer than 75% of the aggregate of (i) the total number of Board meetings (held when such person was a director) and (ii) the total number of meetings held by the standing committees on which he or she served (during the periods that he or she served).

     There are four standing committees of the Board of Directors: the Audit Committee, the Human Resources Committee, the Investment Committee and the Executive Committee. The committees are composed entirely of directors who are not employees of PXRE, except that Mr. Radke is a member of the Executive Committee.

     The members of the Audit Committee are Messrs. Kelly (Chairman), Browne, Haftl, McLoughlin and Searfoss. The members of the Audit Committee are responsible for assisting the Board of Directors in fulfilling its responsibilities in connection with PXRE's accounting and financial reporting practices. In 1999, the Audit Committee met three (3) times.

     The members of the Human Resources Committee are Messrs. Fiondella (Chairman), McLoughlin, Searfoss and Wilde and Ms. Luscombe. The Human Resources Committee performs the functions of a compensation committee, including the administration of PXRE's various stock option and other compensation plans. In 1999, the Human Resources Committee met four (4) times.

     The members of the Investment Committee are Ms. Luscombe (Chairman) and Messrs. Browne, Haftl, Kelly and Wilde. The members of the Investment Committee are responsible for monitoring and approving the investment policies and the investments of PXRE and its reinsurance and trading subsidiaries, including PXRE Reinsurance Company ("PXRE Reinsurance"), Transnational Insurance Company ("Transnational") and PXRE Reinsurance Ltd. ("PXRE Bermuda"), and for overseeing investment management carried out by Phoenix Investment Partners and by Mariner. In 1999, the Investment Committee met five (5) times.

     The members of the Executive Committee are Messrs. Radke, Fiondella and Wilde. The Executive Committee is vested with the authority to exercise the powers of the full Board of Directors during the intervals between its meetings. In 1999, the Executive Committee did not meet.

     PXRE does not have a standing nominating committee. However, upon the request of the Board of Directors, the Executive Committee has occasionally functioned in this role.

     From time to time the Board of Directors designates other committees of the Board to carry out specified activities, particularly in connection with financings and other major transactions by PXRE. In 1998, the Board of Directors designated a committee consisting of Mr. Haftl and Ms. Luscombe (the "Select Committee") and authorized the members of the Select Committee to review and pass upon transactions between PXRE (and its reinsurance and trading subsidiaries) and Select Re to which PXRE refers business pursuant to a multi-year fee based undertaking approved by the Select Committee. In 1999, the Select Committee met one (1) time.

COMPENSATION OF DIRECTORS

     CASH COMPENSATION. In 1999, non-employee directors received an annual retainer of $25,000 (plus an additional $3,000 for Committee Chairmen) payable at the beginning of the year plus Board and standing committee meeting fees of $1,500 per meeting. During the 1999 fiscal year, PXRE (and its predecessor) paid a total of $162,500 in directors' fees. See "Other Compensation" below.

     OTHER COMPENSATION. Under the PXRE Director Equity and Deferred Compensation Plan (the "Director Compensation Plan") non-employee directors may elect to defer receipt of fees for services as a member of the Board and, with respect to the annual retainer for such services, allows such directors to elect, prior to the subject year, to receive all or a portion of the annual retainer amount in PXRE Common Shares or options to purchase PXRE Common Shares. Deferred amounts are credited with earnings (losses) mirroring the fund or funds provided in the PXRE 401(k) Savings and Investments Plan (the "401(k) Plan") that are designated by the director. The number of shares which may be awarded to a director upon such director's election to receive Common Shares in lieu of all or a portion of the annual retainer is the number of whole shares equal to
(i) the portion of the annual retainer for which the director has made such election, divided by (ii) the "fair market value" per Common Share, as determined pursuant to the Director Compensation Plan.

     The number of whole Common Shares subject to an option grant under the Director Compensation Plan is determined by dividing the portion of the annual retainer for which the director has made such election by the "option value", as determined pursuant to the Director Compensation Plan. The exercise price per share under each option is equal to the "fair market value" per share, as determined pursuant to the Director Compensation Plan. Options granted under the Director Compensation Plan are immediately exercisable and may be exercised until the tenth anniversary of the date of grant. In the event a director terminates service on the Board, such person's options are exercisable for three years after the date of termination of service, but not beyond the original expiration date. In the event of death of a director after terminating service on the Board, any outstanding options expire on the later of the date applicable to the director at the time the director terminated service or one year from the date of death, provided that in no event may an option be exercised beyond its original expiration date.

     For purposes of the Director Compensation Plan, "fair market value" means the average of the high and low share prices quoted for PXRE Common Shares on the New York Stock Exchange over the twenty (20) trading days prior to the December 31 immediately prior to the calendar year for which the annual retainer is payable. For purposes of the Director Compensation Plan, "option value" means the value of an option determined as of December 31 immediately preceding the calendar year for which the annual retainer is payable in accordance with the Black-Scholes option valuation model, discounted by 20%.

     During the 1999 fiscal year, 34,146 PXRE Common Shares were awarded pursuant to the Director Compensation Plan to the directors who elected to receive Common Shares and options for 34,146 shares at exercise prices of $25.177 and $17.704, respectively, were granted pursuant to the Director Compensation Plan to the directors who elected to receive options to purchase PXRE Common Shares.

     The Director Compensation Plan is administered by the Board of Directors. The Board has full power and authority to construe and interpret the Director Compensation Plan and adopt and amend such rules and regulations for the administration of the Director Compensation Plan as it deems desirable. The Board may amend the Director Compensation Plan as it deems advisable, provided that no such amendment may materially and adversely affect any right of a director with respect to any option previously granted without such director's written consent. The Board may terminate the Director Compensation Plan at any time. If not earlier terminated by the Board, the Director Compensation Plan will terminate immediately following the annual meeting of PXRE's shareholders in 2007. See "APPROVAL OF AMENDMENTS TO DIRECTOR COMPENSATION PLAN" regarding proposed amendments to the Director Compensation Plan.

     Under the PXRE Director Stock Option Plan, as amended (the "Director Option Plan"), each non-employee director is automatically granted annually, on the date of PXRE's annual general meeting, an option exercisable (subject to a three-year vesting period) for the purchase of 3,000 (previously 1,000) Common Shares at a price per share equal to the market value at the date of grant. On the date of the annual meetings of shareholders in 1995 and 1996, options for 1,000 shares were granted pursuant to the Director Option Plan to each non-employee director then in office at exercise prices of $23.25 and $24.95, respectively. On the date of the annual meetings of shareholders in 1997, 1998 and 1999, options for 3,000 shares were granted pursuant to the Director Option Plan to each non-employee director then in office at exercise prices of $28.14, $31.06 and $17.70, respectively. As of the Record Date, options for a total of 94,000 shares had been granted pursuant to the Director Option Plan, of which a total of 49,000 are currently exercisable.

     The Director Option Plan is administered by the Board of Directors, which is authorized to interpret the Director Option Plan but has no authority with respect to the selection of directors to receive options, the number of shares subject to the Director Option Plan or to each grant thereunder, or the option price for shares subject to options. The Board may amend the Director Option Plan as it deems advisable but may not, without further approval of the shareholders, increase the maximum number of shares under the Director Option Plan or options to be granted thereunder, change the option price provided in the Director Option Plan, extend the period during which options may be granted or exercised, or change the class of persons eligible to receive options. See "APPROVAL OF AMENDMENTS TO DIRECTOR STOCK OPTION PLAN" regarding proposed amendments to the Director Option Plan.

     Under the PXRE Director Deferred Stock Plan (the "Director Plan") eligible non-employee directors of PXRE upon becoming directors are each granted the right to receive 2,000 Common Shares (subject to anti-dilution adjustments) at certain specified times following their respective terminations as PXRE directors. As of the Record Date, eligible non-employee PXRE directors as a group have the right to receive a total of 10,000 Common Shares pursuant to the terms of the Director Plan.

     On each date on which dividends are paid to holders of PXRE Common Shares, each director who has been granted the right to receive Common Shares under the Director Plan is paid an amount in cash equal to the product of (i) the dividend per share for the applicable dividend payment date and (ii) the number of shares which have been granted to the director but which have not yet been delivered.

     The Director Plan is administered by the Board of Directors, which may amend or terminate the Director Plan at any time. However, no such amendment or termination may reduce the number of shares that had been granted to the directors prior to such amendment or termination.

                     REAPPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors is recommending that the firm of PricewaterhouseCoopers be appointed as PXRE's independent auditors for the fiscal year ending December 31, 2000. This recommendation is being presented to the shareholders for their approval at the Annual Meeting. PricewaterhouseCoopers has audited PXRE's financial statements since July 1, 1986. A representative of PricewaterhouseCoopers is expected to attend the Annual Meeting, with the opportunity to make a statement if he or she so desires and to respond to questions. Shareholders at the Annual Meeting will also be asked to vote to refer the determination of the auditors' remuneration to the Board of Directors.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000 AND THE REFERRAL TO THE BOARD OF DIRECTORS OF THE DETERMINATION OF THE AUDITORS' REMUNERATION.

                             EXECUTIVE COMPENSATION

     The following tables and narrative text describe the compensation paid in 1999 and the two prior fiscal years to PXRE's Chief Executive Officer and PXRE's four other most highly compensated executive officers. Also described below is certain future compensation such individuals may be eligible to receive upon retirement or following certain terminations of employment or certain changes of control.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                                                  ----------------------------
                                                 ANNUAL COMPENSATION                              SECURITIES
                                       ----------------------------------------    RESTRICTED     UNDERLYING
NAME AND                                                         OTHER ANNUAL        STOCK           STOCK          ALL OTHER
PRINCIPAL POSITION              YEAR    SALARY    BONUS($)(1)   COMPENSATION(2)   AWARDS($)(3)   OPTIONS(#)(4)   COMPENSATION(5)
------------------              ----   --------   -----------   ---------------   ------------   -------------   ---------------
Gerald L. Radke...............  1999   $494,000    $ 70,000        $224,986         $510,250            --          $ 28,014
  Chairman, President           1998    475,000          --              --          243,115        15,142           232,021
  and Chief Executive           1997    468,270     214,130           3,798          167,301        17,705           236,328
  Officer
Michael J. Bleisnick..........  1999    348,095      25,000              --          314,000            --            24,065
  Executive Vice                1998    303,662          --              --          140,118         7,977           210,116
  President -- London Market    1997    292,544     102,276              --           83,854         9,377           209,931
  Operations
Gordon Forsyth, III...........  1999    301,729      33,000              --          255,125            --            22,048
  Executive Vice                1998    288,750          --              --          140,118         7,977           210,116
  President -- North American   1997    285,048     102,276              --           83,854         9,377           209,931
  Operations
Michael J. Toman(6)...........  1999    274,225      33,000              --          245,312            --            14,025
  Executive Vice President --   1998    144,800      60,000              --          415,953            --             4,200
  Direct Reinsurance
Charles B. Penruddocke(6).....  1999    238,403      20,000              --          196,250            --             7,200
  Managing Director and         1998    128,855      50,000              --           46,074         7,500             4,200
  Executive Vice President --
  International Operations

---------------

(1) For 1999, consists of discretionary cash bonuses awarded in 2000 in respect of fiscal year 1999. For 1998, consists of discretionary cash bonuses awarded in 1999 in respect of fiscal year 1998. For 1997, consists of cash bonuses awarded in 1998 in respect of fiscal year 1997 pursuant to PXRE's Restated Employee Annual Incentive Bonus Plan (the "Bonus Plan").
(2) Consists of amounts paid to reimburse Mr. Radke for taxes paid by him (i) in respect of the Bermuda reorganization, (ii) in respect of income he may be treated as having received for income tax purposes relating to PXRE's provision of Bermuda housing for Mr. Radke and to PXRE's reimbursement of travel expenses incurred by Mr. Radke when traveling to Bermuda, and (iii) in respect of income arising from the forgiveness of certain accrued interest on an outstanding loan. (See column entitled "All Other Compensation".) The loan was repaid in full on March 1, 1998. See "CERTAIN BUSINESS RELATIONSHIPS -- Certain Tax Payments" below.
(3) Consists of awards to Messrs. Radke, Bleisnick and Forsyth, respectively, in respect of fiscal year 1997, of 2,844, 1,358 and 1,358 restricted PXRE Common Shares pursuant to the Bonus Plan. No restricted shares were awarded under the Bonus Plan in respect of fiscal year 1998 or 1999. Pursuant to the terms of the Bonus Plan, such restricted shares will vest and become 100% nonforfeitable, with respect to the 1997 grants, in one installment on January 1, 2001. During the holding period, such shares are entitled to receive dividends, if any, declared with respect to PXRE's Common Shares. Also includes awards to

    Messrs. Radke, Bleisnick, Forsyth, Toman and Penruddocke, respectively, in respect of fiscal year 1997, of 2,895, 1,534, 1,534, 0 and 0 restricted PXRE Common Shares, and in respect of fiscal year 1998, of 7,381, 4,254, 4,254, 13,500 and 1,500 restricted PXRE Common Shares, and in respect of fiscal year 1999 of 26,000, 16,000, 13,000, 12,500 and 10,000 restricted PXRE
    Common Shares, in each case pursuant to PXRE's 1992 Officer Incentive Plan. Pursuant to the 1992 Officer Incentive Plan, such restricted shares will vest in four equal annual installments, with the final installment on February 11, 2003. During the holding periods, such shares are entitled to receive dividends, if any, declared with respect to PXRE Common Shares. The aggregate holdings and market value of restricted stock held on December 31, 1999 by Mr. Radke was 39,968 restricted shares with a market value of $519,584; by Mr. Bleisnick was 23,304 restricted shares with a market value of $302,952; by Mr. Forsyth was 20,304 restricted shares with a market value of $263,952; by Mr. Toman was 26,000 restricted shares with a market value of $338,000; and by Mr. Penruddocke was 11,125 restricted shares with a market value of $144,625.
(4) Consists of non-qualified options granted in respect of PXRE Common Shares pursuant to PXRE's 1992 Officer Incentive Plan.
(5) For Mr. Radke, consists of: $24,700, $23,750 and $23,413 contributed by PXRE in 1999, 1998 and 1997, respectively, to the 401(k) Plan (which is a contributory defined contribution plan), $1,712 paid by PXRE during each of 1999, 1998 and 1997 with respect to a supplemental term life insurance policy for Mr. Radke's benefit, $1,602 paid by PXRE during each of 1999, 1998 and 1997 with respect to a supplemental disability insurance policy for Mr. Radke's benefit, $4,642 representing the amount of interest accrued in 1997 and forgiven in respect of a loan of $70,125 made to Mr. Radke in 1988, the full principal amount of which was outstanding during 1997 and was repaid on March 1, 1998 and, for 1997, $204,959 paid in February 1998 (but earned as of December 31, 1997) and, for 1998, $204,957 paid in February 1999 (but earned as of December 31, 1998) pursuant to the Transnational Re Officer Incentive Plan assumed by PXRE in the Merger (the "TREX Plan"); for Mr. Bleisnick, consists of: $16,865, $14,437 and $14,252 contributed by PXRE in 1999, 1998 and 1997, respectively, to the 401(k) Plan, $7,200 paid by PXRE to Mr. Bleisnick during 1999, 1998 and 1997 with respect to a car allowance, and, for 1997, $188,479 paid in February 1998 (but earned as of December 31, 1997) and, for 1998, $188,479 paid in February 1999 (but earned as of December 31, 1998) pursuant to the TREX Plan; for Mr. Forsyth, consists of: $14,848, $14,437 and $14,252 contributed by PXRE in 1999, 1998 and 1997, respectively, to the 401(k) Plan, $7,200 paid by PXRE to Mr. Forsyth during 1999, 1998 and 1997 with respect to a car allowance, and, for 1997, $188,479 paid in February 1998 (but earned as of December 31, 1997) and, for 1998, $188,479 paid in February 1999 (but earned as of December 31, 1998) pursuant to the TREX Plan; for Mr. Toman, consists of $6,825, contributed by PXRE in 1999 to the 401(k) Plan, $7,200 and $4,200 paid by PXRE to Mr. Toman during 1999 and 1998 with respect to a car allowance; and for Mr. Penruddocke, consists of: $7,200 and $4,200 paid by PXRE to Mr. Penruddocke during 1999 and 1998 with respect to a car allowance.
(6) Joined PXRE in June 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

     During 1999 no options were granted pursuant to PXRE's 1992 Officer Incentive Plan.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND OPTION VALUES AT DECEMBER 31, 1999

                                                               NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                                                 STOCK OPTIONS AT           IN-THE-MONEY STOCK
                                SHARES                               12/31/99               OPTIONS AT 12/31/99
                              ACQUIRED ON       VALUE                 (#)(2)                      ($)(3)
NAME                          EXERCISE(#)   REALIZED($)(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                          -----------   --------------   -------------------------   -------------------------
Gerald L. Radke.............         0          $    0          77,216/25,059                   $     0/$0
Michael J. Bleisnick........         0               0          58,552/12,690                    87,863/0
Gordon Forsyth, III.........     7,365           7,424          57,542/12,690                    84,945/0
Michael J. Toman............         0               0               0/0                              0/0
Charles B. Penruddocke......         0               0           1,875/5,625                          0/0

---------------

(1) Represents the difference between the closing prices of PXRE's Common Shares as reported on the New York Stock Exchange on the dates of exercise and the exercise prices of the options.
(2) For Mr. Radke, consists of options for 102,275 PXRE Common Shares granted in 1993-1998 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices ranging from $23.875 to $32.938 per share, 77,216 of which options were exercisable at December 31, 1999; for Mr. Bleisnick, consists of options for 26,764 PXRE Common Shares granted in 1989-1992 pursuant to PXRE's 1988 Stock Option Plan at exercise prices ranging from $8.75 to $11.50 per share, all of which options were exercisable at December 31, 1999, and options for 44,478 PXRE Common Shares granted in 1993-1998 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices ranging from $23.875 to $32.938 per share, 31,788 of which options were exercisable at December 31, 1999; for Mr. Forsyth, consists of options for 25,888 PXRE Common Shares granted in 1989-1992 pursuant to PXRE's 1988 Stock Option Plan at exercise prices ranging from $8.75 to $11.50 per share, all of which options were exercisable at December 31, 1999, and options for 44,344 PXRE Common Shares granted in 1993-1998 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices ranging from $23.875 to $32.938 per share, 31,654 of which options were exercisable at December 31, 1999; for Mr. Toman, no options had been granted as of December 31, 1999; and for Mr. Penruddocke, consists of options for 7,500 PXRE Common Shares granted in 1998 pursuant to PXRE's 1992 Officer Incentive Plan at an exercise price of $30.716, of which 1,875 options were exercisable at December 31, 1999.
(3) Represents the difference between the closing price of PXRE's Common Shares as reported on the New York Stock Exchange on December 31, 1999 ($13.00) and the exercise prices of the options.

PENSION PLAN

     The following table indicates estimated total annual benefits payable under the PXRE Reinsurance Company Retirement Plan and the Supplemental Executive Retirement Plan as a Life Annuity upon retirement at age 62 in 1999, to persons in specified final average compensation and years of service classifications.

                                                                YEARS OF SERVICE
                                              ----------------------------------------------------
          AVERAGE ANNUAL EARNINGS                5          10         15         20         25
          -----------------------             --------   --------   --------   --------   --------
$125,000....................................  $ 16,667   $ 33,333   $ 50,000   $ 50,248   $ 62,535
 150,000....................................    20,000     40,000     60,000     60,778     75,972
 175,000....................................    23,333     46,667     70,000     71,528     89,410
 200,000....................................    26,667     53,333     80,000     82,278    102,847
 225,000....................................    30,000     60,000     90,000     93,028    116,285
 250,000....................................    33,333     66,667    100,000    103,778    129,722
 275,000....................................    36,667     73,333    110,000    114,528    143,160
 300,000....................................    40,000     80,000    120,000    125,278    156,597
 400,000....................................    53,333    106,667    160,000    168,278    210,347
 500,000....................................    66,667    133,333    200,000    211,278    264,097
 600,000....................................    80,000    160,000    240,000    254,278    317,847
 700,000....................................    93,333    186,667    280,000    297,278    371,597
 800,000....................................   106,667    213,333    320,000    340,278    425,347
 900,000....................................   120,000    240,000    360,000    383,278    479,097

     These benefits include benefits that may be payable from the Retirement Plan, the Supplemental Executive Retirement Plan and the Savings Plan (which are attributable to the Target Benefit Plan). The benefits in the above table are not subject to any deduction for Social Security or other offset amounts.

     For each of the named current executive officers, annual covered compensation for 1999 is as follows: Mr. Radke: $649,402; Mr. Bleisnick:
$405,936; Mr. Forsyth: $378,832; Mr. Penruddocke: $280,000 and Mr. Toman:
$320,000. Annual covered compensation consists of base salary (as shown in the "Salary" column of the Summary Compensation Table) and the average amount of bonuses paid (including the value of the portion of bonuses paid in shares of restricted stock) over the preceding 10 years (or shorter period of employment). The full years of credited service for each of the named current officers is:
Mr. Radke: 25, Mr. Bleisnick: 15, Mr. Forsyth: 13, Mr. Penruddocke: 1 and Mr.
Toman: 1.

STOCK PERFORMANCE GRAPH

     Notwithstanding anything to the contrary set forth in any of PXRE's previous filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Stock Performance Graph and Report of the Human Resources Committee of the Board of Directors of PXRE shall not be incorporated by reference into any such filings.

                    COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL
                         RETURN AMONG PXRE, S&P 500 AND
                     DOW JONES PROPERTY AND CASUALTY INDEX

                                    [GRAPH]

                        1994    1995    1996    1997    1998    1999
                        ----    ----    ----    ----    ----    ----
PXRE                     100      96      92     127     100      54
S&P 500                  100     138     169     226     290     351
Dow Jones P&C            100     140     168     248     268     205

     The total return assumes that dividends were reinvested quarterly and is based on a $100 investment on December 31, 1994. For each subsequent year, the total return for PXRE and for each index is stated as of December 31 of such year.

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS OF PXRE

     The Human Resources Committee of the Board of Directors has furnished the following report on executive compensation:

     PXRE Group Ltd. (the "Company") has implemented compensation policies, plans and programs which seek to increase the profitability of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's executives with those of its shareholders. Emphasis is placed on the achievements of the Company as an integrated unit.

     The Human Resources Committee of the Company has established an executive compensation program to achieve the following goals:

          1. To attract and retain key executives critical to the long-term success of the Company.

          2. To promote the enhancement of shareholder value.

          3. To reward executives for long-term strategic management.

          4. To support a performance-oriented environment resulting in above average total compensation for above average Company results.

COMPENSATION MIX

     The Company's executive compensation program consists of three components (base salary, annual incentives and long-term incentives) designed to promote the above-stated goals.

     BASE SALARY. Base salary is targeted at the competitive median for competitors in the reinsurance industry. For the purpose of establishing base salary levels, the Company from time to time compares the levels of executive base salary paid by it to those levels paid to the executives of other public and private reinsurance companies in the United States.

     Executive salaries are reviewed by the Committee in the first quarter of each year. The Chief Executive Officer submits an annual salary plan to the Committee and the Committee reviews the plan and determines any appropriate modifications. Any increases in an individual executive's salary from year to year are based on (1) increased contribution to the Company by the individual and (2) increases in median competitive pay levels. Based upon these factors, in 1999 the Committee determined that it was appropriate to increase executive base salaries by an average of 4.36%.

     ANNUAL INCENTIVES. The Restated Employee Annual Incentive Bonus Plan, adopted by the Company in 1992 and amended in 1994 and 1997, is intended to reflect the Company's belief that management's contribution to shareholder returns comes from maximizing earnings at an appropriate level of risk across the reinsurance cycle. Annual target bonuses are determined for each eligible employee, and following the end of each year the Committee determines to what extent each employee's target bonus for the year has been earned. The full target bonus will be paid to the employee if the Company achieved a 13% after tax return on equity for the year. The bonus award will be adjusted up to 150% or down to 0% of the target bonus based on the actual return on equity achieved by the Company for the year.

     Pursuant to the Annual Bonus Plan, the bonus award for all officers is payable 70% in cash and 30% in restricted stock, at the current market value. The partial payment in restricted stock ties a portion of each executive's annual incentive award to the Company's stock price over time. Employees who are not officers of the Company receive the entire bonus award in cash. The Committee may adjust the cash portion of any bonus award (plus or minus 20% for officers, 40% for non-officers) to reflect individual performance. The maximum cash and restricted stock bonus awards that a participant who is a covered employee at the end of the year may receive is $1 million.

     Commencing with awards for 1996, awards to officers who are tax residents of Belgium (or other countries) that tax restricted stock awards in the year received (rather than in the year that the restrictions lapse) are made in cash units credited to an unfunded account. The units vest at the same time that restricted stock awards vest, and are paid to the officer in cash. No earnings or losses (other than fluctuations in the PXRE stock price) are credited to the account.

     In February 2000, the Committee determined that no bonus amounts were payable to the Company's executive officers under the Restated Employee Annual Incentive Bonus Plan based on the 1999 performance of the Company. Nevertheless, upon the recommendation of management that to attract and retain key performers even in years with poor results it was necessary to pay reasonable bonus amounts, the Committee determined to grant discretionary bonus amounts aggregating approximately $725,000 outside of the Annual Bonus Plan, representing for most officers receiving bonuses approximately 20% of target bonuses determined as provided in the Annual Bonus Plan.

     LONG-TERM INCENTIVES. In March 1992, the Committee made its final awards under the Company's 1988 Stock Option Plan, which was effectively "frozen" by the Board of Directors as of December 31, 1992 so that no further options could thereafter be granted under such Plan. In May 1992, the shareholders of the Company approved the 1992 Senior Executive Incentive Plan, which provided for grants of long-term incentive awards to senior executives of the Company. The Plan was amended in 1994 by vote of the shareholders of the Company to allow the grant of long-term incentive awards to any officer of the Company, and the name of the Plan was changed to 1992 Officer Incentive Plan to recognize the broader base of participants. The 1992 Officer Incentive Plan provides the Committee with the flexibility to grant long-term incentives in two forms: stock options and restricted stock.

     Each year, the Committee determines whether it is appropriate to grant stock option and/or restricted stock awards to eligible officers. Grants for each officer are determined based on industry norms, with the Committee having the flexibility to adjust individual awards. Awards are considered in conjunction with the annual salary plan and the overall goals of the Company's executive compensation program. The Committee believes that its past option grants under the 1988 Stock Option Plan have focused, and its option and restricted stock grants under the 1992 Officer Incentive Plan will continue to focus, management's attention on building shareholder value.

     The Committee granted a total of 192,000 restricted Common Shares in February 1999 to the Company's officers pursuant to the 1992 Officer Incentive Plan. Such grants were made pursuant to the Committee's evaluation of each grantee's base salary and position with the Company, the fair market value of the Common Shares on the date of grant and competitive compensation levels within the industry.

     The Internal Revenue Code has set certain limitations on the deductibility of compensation paid to a public company's five most highly compensated executive officers. Provided that other compensation objectives are met, it is the Committee's intention that executive compensation be deductible for federal income tax purposes. Accordingly, to comply with regulations regarding the deductibility of executive compensation expense, the Restated Employee Annual Incentive Bonus Plan and the 1992 Officer Incentive Plan were amended in 1997.

CHIEF EXECUTIVE COMPENSATION

     The Committee determined the Chief Executive Officer's compensation for 1999 based upon a number of factors and criteria. The Chief Executive Officer's base salary was increased by 5.2% during 1999, based upon a review of similar companies adjusted for size and capitalization and upon review of the Chief Executive Officer's performance as regards the achievement of long-term strategic goals and the management of the Company.

     In February 2000 the Committee, as noted above, determined to grant discretionary bonus amounts, including a bonus award to the Chief Executive Officer of $70,000.

     In February 1999, the Chief Executive Officer received a restricted share grant of 26,000 Common Shares under the 1992 Officer Incentive Plan. As discussed above, such grant was determined pursuant to the Committee's evaluation of the Chief Executive Officer's base salary and position with the Company, the fair market value of the Common Shares on the date of grant and competitive CEO compensation levels within the industry.

     Human Resources Committee
        Robert W. Fiondella, Chairman
        Wendy Luscombe
        Philip McLoughlin
        David Searfoss
        Wilson Wilde

February 7, 2000

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Of the five current members of the Human Resources Committee, Mr. Fiondella is an executive officer and a director of Phoenix Home Life, Mr. Searfoss is an executive officer of Phoenix Home Life, Mr. McLoughlin is an executive officer of Phoenix Home Life and Phoenix Investment Partners, and Mr. Searfoss and Mr. McLoughlin serve as directors of Phoenix Home Life and/or one of its affiliates. As of the Record Date, Phoenix Home Life owned 9.6% of the issued and outstanding Common Shares of PXRE. PXRE and various of its subsidiaries are parties to investment advisory agreements with Phoenix Investment Partners. Pursuant to these agreements, which are terminable by either party on 60 days' notice, Phoenix Investment Partners provides, or arranges for another party to provide, investment research and advice, implementation of investment transactions, clearing agent and custodian services, monthly reports on portfolio transactions and other related services. The amount of investment advisory fees payable pursuant to such agreements generally is equal to 0.15% of average assets under management plus out-of-pocket expenses. PXRE and its subsidiaries incurred fees of approximately $515,000 to Phoenix Investment Partners for services performed in fiscal year 1999. Management of PXRE expects such fees for 2000 will, in the aggregate, be approximately $491,000, plus out-of-pocket expenses. PXRE believes that the terms of the investment advisory agreements described above are no less favorable to PXRE and its affiliates than terms available for comparable services from unaffiliated persons.

TOMAN EMPLOYMENT AGREEMENT

     Michael J. Toman, Executive Vice President--Direct Reinsurance, and PXRE Reinsurance are parties to an employment agreement, dated as of June 8, 1998 providing for Mr. Toman's employment with PXRE Reinsurance for a three year term expiring in June 2001. See the Summary Compensation Table above and "Termination and Change of Control Arrangements" below for information regarding Mr. Toman's compensation and regarding Mr. Toman's participation in various PXRE benefit plans with termination and change of control arrangements. Mr. Toman's employment agreement with PXRE Reinsurance contains non solicitation, confidentiality and non competition provisions.

TERMINATION AND CHANGE OF CONTROL ARRANGEMENTS

     EXECUTIVE SEVERANCE PLAN. In 1989, the Board of Directors approved an Executive Severance Plan for designated officers of PXRE, which has been renewed for an additional five year term to and including August 31, 2004.

     The Executive Severance Plan provides to designated officers certain benefits in the event of termination without cause or constructive discharge within 6 months before a "Change of Control" (as defined in the Executive Severance Plan) or within one year thereafter (two years for Mr. Gerald Radke). The Executive Severance Plan provides that a "Change of Control" will be deemed to have occurred if (i) any person (as defined in the Executive Severance Plan) other than PXRE becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of PXRE's outstanding securities; (ii) the shareholders of PXRE approve a merger or consolidation of PXRE with another corporation (other than certain situations where the shareholders of PXRE before such transaction continue in control after such transaction) or a sale or other disposition of all or substantially all of the assets of PXRE; (iii) the shareholders of PXRE approve a plan of liquidation or dissolution of PXRE; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of PXRE and any new director whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had previously been so approved, cease to constitute a majority of the Board.

     The benefits consist of a lump sum cash payment equal to (i) one year's salary (for Mr. Gerald Radke two years if terminated within 12 months of a change of control), (ii) accrued but unpaid bonuses, (iii) present value of employer contributions to PXRE's Pension Plan and the 401(k) Plan (the "Qualified Plans") for one year (two years for Mr. Radke if terminated within 12 months of a change of control), and (iv) amounts forfeited under the Qualified Plans on termination of employment, reduced by the present value of payments under any employment agreement, Company policy or statute. In addition, one year's coverage (two years for Mr. Radke) is provided to the officer under PXRE's medical, life and other welfare benefit plans in which the officer participated. In determining these benefits, the one and two year periods do not extend past age 65.

     PXRE also indemnifies the officer for any excess parachute payment excise tax (and the excise and income tax on such indemnity) for which the officer may become responsible, as well as attorney's fees required to enforce such officer's rights under the Plan.

     The Executive Severance Plan has a five year term subject to renewal only if the Board of Directors determines prior to the end of such term (or the end of any subsequent renewal term) that the Plan shall be renewed; the Plan continues in the event of a change of control until all obligations are satisfied.

     Messrs. Gerald Radke, Bleisnick, Forsyth, Toman and Penruddocke participate in the Plan, with 53 others. Were a change of control of PXRE to have occurred on December 31, 1999 and if the employment of the named executive officers with PXRE had then been terminated as provided in the Executive Severance Plan, it is estimated that the compensation payable to Messrs. Radke, Bleisnick, Forsyth, Toman and Penruddocke would have been $1,000,000, $340,000, $300,000, $273,000 and $242,000, respectively.

     1988 STOCK OPTION PLAN. Adopted in 1988 and subsequently frozen, the 1988 Stock Option Plan (the "1988 Option Plan") provided for the grant of incentive stock options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-qualified stock options not intended to qualify as incentive stock options under the Code. As of the Record

Date, Messrs. Bleisnick and Forsyth held outstanding non-qualified options to purchase 26,764 and 25,888 Common Shares, respectively, pursuant to the 1988 Option Plan. All of such options had vested in accordance with the provisions of the 1988 Option Plan, and were exercisable, as of the Record Date. (Mr. Gerald Radke is omitted from the foregoing discussion because as of the Record Date he had fully exercised the options granted to him pursuant to the 1988 Option Plan. Messrs. Toman and Penruddocke are omitted from the foregoing discussion because they were not participants in the 1988 Option Plan.)

     Under the 1988 Option Plan an optionee may elect up to 60 days following a Change of Control to surrender all or part of his or her non-qualified option and to receive a cash payment equal to the greater of (a) the excess of the fair market value of the option shares surrendered over the exercise price for such shares, or (b) the excess of the per share net worth (as determined under the 1988 Option Plan) of the shares to which the surrendered option pertains on the date of surrender over the per share net worth of such shares on the date the option was granted.

     For this purpose, the 1988 Option Plan provides that "fair market value" for non-qualified options is the higher of (a) the highest trading price of PXRE's shares (as determined under the 1988 Option Plan) during the 90-day period ending on the date of such election, or (b) if the transaction occurs as the result of a person acquiring a 30% interest in PXRE, the highest price per share shown on Schedule 13D or any amendment thereto filed by any person holding 30% or more of such shares, or (c) if the Change of Control occurs as the result of shareholder approval of a merger or consolidation (as described in the 1988 Option Plan) or any sale or other disposition of all or substantially all of the assets of PXRE, the highest price paid pursuant to such transaction.

     In addition, under the 1988 Option Plan an optionee may elect up to 60 days following the cessation of the public trading of the shares of PXRE (other than where due to the fraud or other misconduct of the management of PXRE) to surrender all or part of his or her non-qualified option and receive a cash payment equal to the greater of (a) the excess of the fair market value of the shares subject to the surrendered option over the exercise price, or (b) the amount determined under the per share net worth valuation method described above. For this purpose, "fair market value" means the highest public trading value (as determined under the 1988 Option Plan) during the 90-day period ending on the date of such cessation of public trading.

     The 1988 Option Plan also provides that if an optionee does not make an election under either of the above provisions on or before the 60th day following a Change of Control resulting from certain mergers and consolidations, sale of all or substantially all of the assets of PXRE, the liquidation or dissolution of PXRE, or such cessation of public trading, the optionee will be deemed to have made such election as of such 60th day, the optionee will receive the cash payment that would be due upon such an election and the optionee's option and surrender rights will be deemed to have been canceled.

     Under the 1988 Option Plan, an election is not transferable other than by will or the laws of intestacy. An optionee who is subject to Section 16(b) of the Exchange Act may only exercise an election in compliance with Rule 16b-3(e) thereunder.

     The 1988 Option Plan provides that a "Change of Control" will be deemed to have occurred if (i) any person (as defined in the Plan) other than PXRE or Phoenix Home Life or an affiliate thereof, becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of PXRE's outstanding securities; (ii) the shareholders of PXRE approve a merger or consolidation of PXRE with another corporation (other than certain situations where the shareholders of PXRE before such transaction continue in control after the transaction) or a sale or other disposition of all or substantially all of the assets of PXRE; (iii) the shareholders approve a plan of liquidation or dissolution of PXRE; or (iv) during a period of two consecutive years individuals who at the beginning of such period constituted the Board of Directors of PXRE and any new director whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had been previously so approved, cease to constitute a majority of the Board.

     RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN. Adopted in 1992, the Restated Employee Annual Incentive Bonus Plan, as amended (the "Restated Bonus Plan"), provides for annual employee incentive awards comprised of cash and, in the case of senior and junior executives, restricted Common Shares. More specifically, the Restated Bonus Plan (i) provides for the grant of Common Shares subject to restrictions, as determined by the administering committee ("Restricted Shares"), in lieu of 30% of the annual cash bonus payable to eligible officers under the Restated Bonus Plan; (ii) links the funding of the annual bonus pool for all participating employees to PXRE's "return on equity" (defined in the Restated Bonus Plan as PXRE's consolidated net income for the fiscal year divided by PXRE's average stockholders' equity for such fiscal year); and (iii) provides the Restated Bonus Plan Committee (which administers the Restated Bonus Plan) with the discretion to adjust the final annual bonus pool amount for allocation to participants by up to plus or minus 25% of such pool. Subject to certain adjustments as provided in the Restated Bonus Plan, a maximum of 150,000 PXRE Common Shares has been reserved for awards of Restricted Shares under the Restated Bonus Plan. Authorized and unissued shares may be used for grants of Restricted Shares under the Restated Bonus Plan. See "APPROVAL OF AMENDMENTS TO THE RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN" regarding proposed amendments to the Restated Bonus Plan.

     Restricted Share awards consist of grants of PXRE Common Shares, which are generally subject to forfeiture if the recipient's employment with PXRE terminates during the restricted period specified in the award. Subject to the discretion of the Restated Bonus Plan Committee, the period must be at least three years, measured as provided in the Restated Bonus Plan (the "Restricted Period"). The recipient of a Restricted Share award is entitled to all the rights of a shareholder with regard to the awarded Restricted Shares during the Restricted Period, including the right to receive dividends on, and to vote, the Restricted Shares, except that the Restricted Shares may not be sold, pledged or otherwise transferred by the recipient until the applicable Restricted Period has lapsed. The lapse of the Restricted Period may be accelerated in the event of a recipient's death, permanent disability or retirement, as determined by the Restated Bonus Plan Committee. The Restated Bonus Plan Committee requires a participant receiving an award of Restricted Shares to enter into a Restricted Share Agreement with PXRE containing the foregoing restrictions and such other terms as the Restated Bonus Plan Committee may deem advisable.

     Upon the earlier of a Change of Control of PXRE or the shares of PXRE ceasing to be publicly traded, any remaining Restricted Period applicable to Restricted Shares will immediately lapse. For this purpose, a "Change of Control" of PXRE will be deemed to have occurred if (i) any person (as defined in the Restated Bonus Plan) other than PXRE or Phoenix Home Life or an affiliate thereof, becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of PXRE's outstanding securities; (ii) the shareholders of PXRE approve a merger or consolidation of PXRE with another corporation (other than certain situations where the shareholders of PXRE before such transaction continue in control after the transaction) or a sale or other disposition of all or substantially all of the assets of PXRE; (iii) the shareholders of PXRE approve a plan of liquidation or dissolution of PXRE; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors of PXRE and any new director whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had been previously so approved, cease to constitute a majority of the Board.

     Messrs. Gerald Radke, Bleisnick, Forsyth, Toman and Penruddocke are each eligible to participate in the Restated Bonus Plan. No Restricted Share and cash bonus awards under the Restated Bonus Plan were made to Messrs. Radke, Bleisnick, Forsyth, Toman and Penruddocke in respect of fiscal year 1999, although discretionary cash bonuses were made to those individuals outside of the Restated Bonus Plan in respect of fiscal year 1999 as noted in the Summary Compensation Table above. Restricted Share and cash bonus awards under the Restated Bonus Plan were made in prior years to Messrs. Radke, Bleisnick and Forsyth, as noted in the Summary Compensation Table above.

     1992 OFFICER INCENTIVE PLAN. Adopted in 1992, the 1992 Officer Incentive Plan, as amended (the "1992 Officer Incentive Plan") provides for both grants of options and awards of Common Shares with certain restrictions ("Restricted Shares") to officers of PXRE or its affiliates. More specifically, the 1992 Officer Incentive Plan provides for the grant of incentive stock options (the "Incentive Stock Options") which are intended to qualify as incentive stock options under Section 422 of the Code, non-qualified stock options which are not intended to qualify as incentive stock options under the Code ("Non-Qualified Options"), and awards of Restricted Shares, as determined by the 1992 Incentive Plan Committee, which administers the 1992 Officer Incentive Plan. Subject to certain adjustments as provided in the 1992 Officer Incentive Plan, a maximum of 1,750,000 PXRE Common Shares (and a maximum of 2,750,000 under the proposed amendment to the Plan) has been reserved for issuance upon the exercise of options and grants of Restricted Shares under the Plan. Authorized but unissued shares may be used for grants of options or Restricted Shares under the Plan. See "APPROVAL OF AMENDMENTS TO THE 1992 OFFICER INCENTIVE PLAN" regarding proposed amendments to the 1992 Officer Incentive Plan.

     All options and Restricted Share awards will be evidenced by agreements ("Stock Option Agreements" and "Restricted Share Agreements", respectively) on the terms and conditions set forth in the 1992 Officer Incentive Plan and such other terms and conditions as the 1992 Incentive Plan Committee shall determine.

     Options must be granted within ten years of the adoption of the 1992 Officer Incentive Plan. Options will have a term not to exceed ten years. The exercise price for Incentive Stock Options and Non-Qualified Options must be equal to or exceed the fair market value of the Common Shares on the date the option is granted.

     Subject to the 1992 Incentive Plan Committee's discretion, no part of any option may be exercised unless the optionee remains in the continuous employ of PXRE or its affiliates for at least one year from the date of grant of the option, except where such employment terminates by reason of death, permanent disability or retirement with PXRE's consent.

     No options will be transferable by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee an option will be exercisable only by the optionee or, if the optionee is legally incapacitated, by the optionee's duly appointed guardian or legal representative.

     Restricted Shares are generally subject to forfeiture if the recipient's employment with PXRE terminates during the restricted period determined by the 1992 Incentive Plan Committee to be applicable to the award (the "Restricted Period"). The recipient of a Restricted Share award is entitled to all the rights of a shareholder with regard to the awarded Restricted Shares during the Restricted Period, including the right to receive dividends on, and to vote, the Restricted Shares, except that the Restricted Shares may not be sold, pledged or otherwise transferred by the recipient until the applicable Restricted Period has lapsed. The lapse of the Restricted Period may be accelerated in the event of a recipient's death, permanent disability or retirement, as determined by the 1992 Incentive Plan Committee.

     The 1992 Officer Incentive Plan provides that upon the earlier of (i) a Change of Control of PXRE or (ii) the Common Shares of PXRE ceasing to be publicly traded, any unexercised portion of an option shall become exercisable and any Restricted Period applicable to Restricted Shares shall immediately lapse. The Plan incorporates the same definition of "Change of Control" as that contained in the Restated Bonus Plan.

     The 1992 Incentive Plan Committee may grant to an optionee for up to 60 days following a Change of Control the right to elect to surrender all or part of his or her option and to receive a cash payment equal to the greater of (a) the excess of the fair market value of the option shares surrendered over the exercise price for such shares, or (b) except for Incentive Stock Options, the excess of the per share net worth (as determined under the 1992 Officer Incentive Plan) of the shares to which the surrendered option pertains on the date of surrender over the per share net worth of such shares on the date the option was granted.

     For this purpose, the 1992 Officer Incentive Plan provides that "fair market value" for Non-Qualified Options is the higher of (a) the highest trading price of PXRE's Common Shares (as determined under the Plan) during the 90-day period ending on the date of such election, or (b) if the transaction occurs as the result of a person acquiring a 30% interest in PXRE, the highest price per Common Share shown on Schedule 13D or any amendment thereto filed by any person holding 30% or more of such shares, or (c) if the Change of Control occurs as the result of shareholder approval of a merger or consolidation (as described in the Plan) or any sale or other disposition of all or substantially all of the assets of PXRE, the highest price per share paid pursuant to such transaction. With respect to Incentive Stock Options, "fair market value" means fair market value as determined under Section 1.2(g) of the Plan.

     In addition, under the 1992 Officer Incentive Plan the optionee may elect up to 60 days following the cessation of the public trading of PXRE Common Shares (other than where due to the fraud or other misconduct of the management of PXRE) to surrender all or part of his or her option and receive a cash payment equal to the greater of (a) the excess of the fair market value of the shares subject to the surrendered option over the exercise price, or (b) except for Incentive Stock Options, the excess of the per share net worth (as determined under the Plan) of the shares to which the surrendered option pertains on the date of surrender over the per share net worth of such shares on the date the option was granted. For this purpose, "fair market value" means the highest trading price (as determined under the Plan) during the 90-day period ending on the date of such cessation of public trading, except that for Incentive Stock Options it means "fair market value" as determined under Section 1.2(g) of the Plan.

     The 1992 Officer Incentive Plan also provides that if an optionee does not make an election under either of the above provisions on or before the 60th day following a Change of Control resulting from certain mergers and consolidations, the sale of all or substantially all of the assets of PXRE, the liquidation or dissolution of PXRE, or such cessation of public trading, the optionee will be deemed to have made such election as of such 60th day, the optionee will receive the cash payment that would be due upon such an election and the optionee's option and surrender rights will be deemed to have been canceled.

     Messrs. Gerald Radke, Bleisnick, Forsyth, Toman and Penruddocke are each eligible to participate in the 1992 Officer Incentive Plan. In February 1999, Restricted Share awards were granted under the Plan to Messrs. Radke, Bleisnick, Forsyth, Toman and Penruddocke in respect of fiscal year 1999, as noted in the Summary Compensation Table above. Non-qualified options were also granted in prior years under the Plan to Messrs. Radke, Bleisnick, Forsyth and Penruddocke.

     TRANSNATIONAL RE OFFICER INCENTIVE PLAN. The Transnational Re Officer Incentive Plan, an unfunded non-tax-qualified officer incentive plan was assumed by PXRE in the Merger. According to the TREX Plan, designated officers of TREX (who are also officers of PXRE) were eligible to participate in an annual bonus pool equal to the net income (as defined) of TREX for each fiscal year in the period 1994 through 1998. In connection with the Merger, the TREX Plan was amended to provide that, among other things, the annual bonus pool for 1996 would be the final annual bonus pool under the TREX Plan and, therefore, amounts payable pursuant to the TREX Plan would be frozen as of December 31, 1996. The bonuses payable under the TREX Plan were earned in three equal installments. The first installment was earned as of December 31, 1996 and was paid in February 1997; the second installment was earned as of December 31, 1997 and was paid in February 1998; the third installment was earned on December 31, 1998 and was paid in February 1999. Each of the named executive officers (other than Messrs. Toman and Penruddocke) was a participant in the TREX Plan and the amounts earned thereunder in the applicable years are set forth in note (5) to the Summary Compensation Table.

                     APPROVAL OF AMENDMENTS TO THE RESTATED
                      EMPLOYEE ANNUAL INCENTIVE BONUS PLAN

     The Restated Employee Annual Incentive Bonus Plan (the "Bonus Plan") provides participants therein with the possibility of receiving annual bonus incentives based on PXRE's performance, and is a key part of PXRE's incentive compensation program. PXRE's shareholders approved the adoption of the Bonus Plan in 1992, and approved the amendments of the Bonus Plan in 1994, 1997 and 1999.

     On March 30, 2000, the Board of Directors amended the Bonus Plan, subject to the approval of the shareholders of PXRE, in the following manner: (1) to increase the number of Restricted Shares (as defined below) available under the Bonus Plan to 350,000, (2) to provide that shareholder approval is required for any amendment to the Bonus Plan which (i) materially increases the benefits accruing to participants under the Bonus Plan, (ii) increases the number of securities which may be issued under the Bonus Plan or (iii) materially modifies the requirements for participants in the Bonus Plan, (3) to provide that the restriction period for all Restricted Shares granted under the Bonus Plan shall in no event be less than 3 years (other than in the case of a change in control, the Common Shares of PXRE ceasing to be publicly traded, or the death, disability or retirement of a participant and (4) to amend the definition of "Retirement" to provide that a participant may retire before age 65 with the consent of PXRE (the "Amendment"). The purpose of Part (1) of the Amendment, namely, the increase in the number of Shares available under the Plan, is to assure that PXRE can continue to be able to provide incentives to attract and retain talented employees. Parts (2) and (3) of the Amendment, namely, that shareholder approval is required generally for material Plan amendments, and that the restricted period last for at least 3 years, were approved and adopted by the Board of Directors in direct response to institutional shareholder comments received with respect to the Plan. The purpose of Part (4) of the Amendment is to change the definition of "Retirement" to permit retirement before age 65 consistent with other PXRE benefit plans.

     The changes made by the Amendment are effective for awards made for 2000 (paid in early 2001) and thereafter. The benefits or amounts that will be received by or allocated to participants under the Bonus Plan based on the Amendment are not determinable. In addition, had the changes made by the Amendment been effective with respect to 1997, 1998, or 1999, no additional Restricted Shares would have been awarded.

     The following is a description of the principal features of the Bonus Plan, as amended, for which shareholder approval is being sought. Such description is qualified in its entirety by reference to the terms of the Bonus Plan, which incorporates the Amendment, a complete copy of which is attached as Appendix A.

     BONUS PLAN. The Bonus Plan provides for the annual award of bonuses to employees of PXRE and its subsidiaries and affiliates based on the positions of the individual employees within PXRE and PXRE's return on equity for such fiscal year. Under the Bonus Plan, the amount of the annual bonus is paid to an eligible individual in cash, except that for junior and senior officers, 30% of such award is payable in Restricted Shares. Subject to certain adjustments as provided in the Bonus Plan, if approved by the shareholders, the maximum number of PXRE Common Shares reserved for awards under the Bonus Plan will be increased from 150,000 to 350,000. Authorized and unissued shares may be used for grants of Restricted Shares under the Bonus Plan. As of the Record Date, 72,779 shares remain for future grants under the Bonus Plan. On the Record Date, the closing price of PXRE's Common Shares as reported on the New York Stock Exchange was $17.00.

     ADMINISTRATION OF THE BONUS PLAN. The Bonus Plan is administered by a committee (the "Bonus Plan Committee") whose members are appointed by the Board of Directors and are "non-employee directors" within the meaning of Rule 16b-3 ("Rule 16b-3") under the Exchange Act and are "outside directors" within the meaning of Section 162(m). Subject to the provisions of the Bonus Plan, the Bonus Plan Committee has sole and complete authority (a) to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Bonus Plan as the Bonus Plan Committee shall, from time to time, deem advisable, (b) to interpret the terms and provisions of the Bonus Plan, and (c) to make all other determinations necessary or advisable for administration of the Bonus Plan. The Board of Directors may fill any Bonus Plan Committee vacancy and remove any member at any time with or without cause, provided, however, that each such replacement must be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of
Section 162(m), and that the Bonus Plan Committee must at all times consist of at least two members.

     ELIGIBILITY. Each individual shall participate in the Bonus Plan commencing on his or her date of hire for the fiscal year in which such date of hire occurs, provided that such individual is employed by PXRE or any affiliate on a salaried non-temporary basis during the fiscal year in which such date of hire occurs.

     BONUS FORMULA. There will be calculated for each participant in the Bonus Plan a target bonus for each PXRE fiscal year consisting of such participant's base compensation at the end of such fiscal year multiplied by a target bonus percentage, as determined by the Bonus Plan Committee before the beginning of the fiscal year, applicable to such participant's position within PXRE (the aggregate product of which for all Bonus Plan participants will equal the target bonus pool for such year). The current target bonus percentages, as established by the Bonus Plan Committee, are 70% for the Chief Executive Officer, 55% for Executive Vice Presidents, 50% for Senior Vice Presidents, 45% for Vice Presidents, 35% for Assistant Vice Presidents and Controllers, 25% for Assistant Secretaries and Assistant Treasurers, and 10% for all other employees.

     During the first calendar quarter following the end of each PXRE fiscal year, the Bonus Plan Committee awards earned bonuses to Bonus Plan participants based on the PXRE return on equity during such fiscal year in the event that certain threshold financial targets of PXRE are met (i.e. if PXRE achieves below an 8% return on equity, no award will be paid under the Bonus Plan). The earned bonus of each participant will equal 100% of his or her target bonus for the fiscal year if PXRE achieves a 13% return for such fiscal year. The other percentages of the target bonus earned by each Bonus Plan participant will be payable in accordance with the following table:

COMPANY ROE                                             PERFORMANCE PERCENTAGE
-----------                                             ----------------------
 8%...................................................             0%
 9....................................................            20
11....................................................            60
13....................................................           100
15....................................................           140
17....................................................           180
20....................................................           240

     "Return on equity" for a fiscal year means the result of dividing (a) PXRE's consolidated net income for such fiscal year by (b) PXRE's average shareholders' equity for such fiscal year, which average will be computed by dividing (i) the sum of PXRE's shareholders' equity as of the end of each of the four calendar quarters in such fiscal year and PXRE's shareholders' equity as of the end of the calendar quarter ending on December 31 of the preceding fiscal year, by (ii) five.

     On the recommendation of PXRE's chief executive officer, the Bonus Plan Committee may, in its sole discretion, adjust the amount of the annual bonus pool available for the allocation of annual bonuses to participants for a fiscal year by increasing or decreasing such pool by up to 25% of such pool for such year. However, no executive who is a "covered employee" at the end of the fiscal year may benefit from any discretionary increase in the pool for the year. In the event that the total bonus pool for any year would be greater than 150% of the target bonus pool, the total bonus pool for such year will be deemed to be reduced to 150% of the target bonus pool, and any excess over the 150% will be notionally credited to a Future Bonus Pool for possible inclusion in the annual bonus pool in subsequent fiscal years. If established, the Future Bonus Pool would provide bonus payments to participants in any subsequent year or years in which 100% of the target bonus is not achieved, but only in an amount up to 100% of the targeted bonuses in any such year.

     BONUS AWARDS. Once the total bonus pool available for allocation is calculated for a fiscal year under the Bonus Plan, such pool is allocated by the Bonus Plan Committee into three separate pools: the senior officer, junior officer and other employee bonus pools. The amount allocated to each separate bonus pool is determined by separately calculating the ratio that the product of each senior officer's, junior officer's and other employee's base compensation multiplied by the respective participant's bonus percentage bears to the amount of the total bonus pool. With respect to the senior officer and junior officer bonuses, 70% of each participant's bonus for the year will be paid to such participant in cash, while the other 30% of such bonus will be delivered to such participant in the form of Restricted Shares (or in cash, subject to certain vesting requirements, in the case of officers who are residents of Belgium). With respect to the other employees' bonuses, the entire amount thereof will be paid in cash.

     With respect to the senior officer and junior officer bonus pools, 70% of each pool is allocated to a senior officer cash bonus pool and a junior officer cash bonus pool, respectively, and 30% is allocated to a senior officer restricted share pool and a junior officer restricted share pool, respectively.

     The Restricted Share pools are allocated to the participants therein according to the ratio that 30% of each participant's target bonus bears to 30% of the sum of the target bonuses of all participants in the pool. The dollar amount thus allocated to each participant is then divided by an amount equal to 85% of the fair market value of PXRE shares on the date the Committee approves the awards to determine the number of shares allocated to each participant. This 15% discount is provided to participants in order to recognize that such Restricted Shares were granted in lieu of cash and the inherent risks and illiquidity associated with holding Restricted Shares during the restricted period.

     The cash pools for the senior officers and the junior officers are each allocated among the pool participants in proportion to the ratio which 70% of each participant's target bonus bears to 70% of the total of the target bonuses of the pool participants. This tentative allocation may be increased or decreased by the Bonus Plan Committee by up to 20% to take into account the individual's performance and contribution to PXRE's performance for the year, except that no "covered employee" may benefit from an increase. The cash pool for non-officers is allocated to the participants therein in proportion to the ratio which each participant's target bonus bears to the total of the target bonuses of the pool participants. This tentative allocation may be increased or decreased by the Bonus Plan Committee by up to 40% to take into account the individual's performance and contribution to PXRE's performance for the year. The final allocation is paid in cash.

     The maximum cash and Restricted Share bonus awards that a participant who is a "covered employee" at the end of the year may receive is $1 million.

     In 2000, no cash or Restricted Share bonuses were paid by PXRE to any employees pursuant to the Bonus Plan, with respect to fiscal year 1999, because PXRE's return on equity was below 8% for the year.

     RESTRICTED SHARES. Awards of Common Shares of PXRE which are subject to certain restrictions ("Restricted Shares") consist of grants of PXRE's Common Shares which are generally subject to forfeiture if the recipient's employment with PXRE terminates during the restricted period specified in the award. Subject to the discretion of the Bonus Plan Committee, the period must be at least three years, measured as provided in the Bonus Plan (the "Restricted Period") with ratable vesting during the Restricted Period. The recipient of a Restricted Share award is entitled to all the rights of a shareholder with regard to the awarded Restricted Shares during the Restricted Period, including the right to receive dividends on, and to vote, the Restricted Shares, except that the Restricted Shares may not be sold, pledged or otherwise transferred by a recipient until the applicable Restricted Period has lapsed. The lapse of the Restricted Period may be accelerated in the event of a recipient's death, permanent disability or retirement, as determined by the Bonus Plan Committee. The Bonus Plan Committee will require a participant receiving an award of Restricted Shares to enter into a Restricted Share Agreement with PXRE containing the foregoing restrictions and such other terms as the Bonus Plan Committee may deem advisable.

     Upon the earlier of a Change of Control of PXRE or the shares of PXRE ceasing to be publicly traded, any remaining Restricted Period applicable to Restricted Shares will immediately lapse. For this purpose, a "Change of Control" of PXRE will be deemed to have occurred if (i) any person (as defined in the Bonus Plan) other than PXRE or Phoenix Home Life or an affiliate thereof, becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of PXRE's outstanding securities; (ii) the shareholders of PXRE approve a merger or consolidation of PXRE with another corporation (other than certain situations where the shareholders of PXRE before such transaction continue in control after the transaction) or a sale or other disposition of all or substantially all of the assets of PXRE; (iii) the shareholders of PXRE approve a plan of liquidation or dissolution of PXRE; or
(iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors of PXRE and any new director, whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had been so approved, cease to constitute a majority of the Board.

     ALTERNATIVE AWARDS. Awards to officers who are tax residents of Belgium or other countries that tax restricted share awards in the year received (rather than in the year that the restrictions lapse) are made in cash units credited to an unfunded account. The units vest at the same time that Restricted Share awards vest, and are then paid to the officer in cash. No earnings or losses (other than fluctuations in the PXRE stock price) will be credited to the account.

     ADJUSTMENTS IN AUTHORIZED SHARES AND RETURN ON EQUITY. In the event the outstanding Common Shares of PXRE are increased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of PXRE by reason of any stock dividend or split, recapitalization, corporate reorganization or other corporate change, the Bonus Plan Committee may make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of shares or other securities as to which Restricted Shares may be granted under the Bonus Plan. In addition, in the event of any such corporate change or in the event of any material changes in accounting practices, tax law or interpretation or corporate strategy, the Bonus Plan Committee may make such adjustment in the definition of "return on equity" as may be necessary to preserve the intent of the Bonus Plan.

     PARTICIPATION AFTER START OF FISCAL YEAR; TERMINATION. If an individual begins participation in the Bonus Plan after the start of a fiscal year, such individual's cash and Restricted Share award, if any, will be reduced. The amount paid to the individual for such fiscal year will be the pro-rata amount of such cash and Restricted Share award based on the number of months for which the participant was employed during such fiscal year.

     In addition, if any individual terminates employment prior to the end of the fiscal year due to retirement, permanent disability or death, such individual's cash and Restricted Share award, if any, will be reduced. If approved by the shareholders, a participant may retire before age 65 with the consent of PXRE. The amount paid to the individual for such fiscal year will be the pro rata amount of the cash and Restricted Share award based on the number of months for which the participant was employed during such fiscal year (including any amount payable with respect to the Future Bonus Pool, if established and applicable at such time). If an individual's employment terminates for any other reason, the individual will receive no bonus under the Bonus Plan.

     DEFERRAL OF CASH AWARDS. Prior to the beginning of a fiscal year, a participant may irrevocably elect to defer receipt of his or her cash award until the termination of employment or another designated future date or dates. In such event, an unfunded account is established by the Bonus Plan Committee for such participant and interest is credited to the account at an annual rate equal to the annualized average rate of return earned on accounts invested during such period in one or more of the funds of PXRE's 401(k) Plan.

     FEDERAL INCOME TAX CONSEQUENCES; CASH AWARDS. Cash awards under the Bonus Plan, including any interest earned on deferred amounts, are taxable to the recipient as ordinary income in the year or years in which the award is paid or made available to the recipient. PXRE is generally entitled to a deduction in the corresponding amount.

     FEDERAL INCOME TAX CONSEQUENCES; RESTRICTED SHARES. The grant of Restricted Shares will not result in income to the recipient or any deduction for PXRE or any corporation in the PXRE tax group for federal income tax purposes, since the Restricted Shares are subject to restrictions constituting a "substantial risk of forfeiture" as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Unless a recipient of a Restricted Share award elects to be taxed at the date of grant, such recipient will generally realize taxable compensation income when the Restricted Period applicable to the award lapses. The amount of such income will be the fair market value of the Restricted Share award on the date of such lapse of the Restricted Period.

Dividends paid on the Restricted Shares during the Restricted Period will also be taxable compensation income to the recipient when received by the recipient. In general, any corporation in the PXRE tax group employing the relevant recipient will be entitled to a tax deduction to the extent, and at the time, that the recipient realizes compensation income. Income tax withholding will be required at the same time the Restricted Period lapses.

     Upon the lapse of the Restricted Period for any Restricted Shares, the corporation in the PXRE tax group employing the relevant recipient will withhold from the number of Restricted Shares to be received by a recipient sufficient whole shares with a value not in excess of the amount of the recipient's withholding tax in respect thereof and will withhold any remaining amount needed to cover the amount of such withholding tax from other compensation payable to the recipient. Any shares withheld in payment of taxes will not be available for use in subsequent Restricted Share awards.

     AMENDMENT OF THE BONUS PLAN. The Board of Directors of PXRE may, from time to time, amend, suspend or terminate any or all of the provisions of the Bonus Plan; provided, however, shareholder approval will be necessary for any amendment which (i) materially increases the benefits accruing to participants under the Bonus Plan, (ii) increases the number of securities which may be issued under the Bonus Plan or (iii) materially modifies the requirements for participants in the Bonus Plan.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSAL TO ADOPT THE AMENDMENTS TO THE RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN.

                             APPROVAL OF AMENDMENTS
                       TO THE 1992 OFFICER INCENTIVE PLAN

     The 1992 Officer Incentive Plan (the "Incentive Plan") provides incentives linking key employees' interests to shareholder interests through equity based awards. These awards are key aspects of PXRE's compensation programs which are designed to attract, retain and motivate the best possible employees to accomplish the business objectives of PXRE. The shareholders approved the adoption of the Incentive Plan in 1992, and amendments to the Incentive Plan in 1994, 1997 and 1999.

     On March 30, 2000, the Board of Directors amended the Incentive Plan, subject to approval of the shareholders, to (1) increase the number of Common Shares authorized for issuance under the Incentive Plan to 2,750,000 Common Shares, (2) provide that the restriction period for all Restricted Shares granted under the Incentive Plan, is subject to the discretion of the Incentive Plan Committee (as defined herein), but in no event will be less than 3 years (other than in the case of a Change in Control, the Common Shares of PXRE ceasing to be publicly traded, or the death, disability or retirement of a participant), (3) provide that shareholder approval is required for any amendment to the Incentive Plan which (i) materially increases the benefits accruing to participants under the Incentive Plan, (ii) increases the number of securities which may be issued under the Incentive Plan or (iii) materially modifies the requirements for participants in the Incentive Plan, (4) provide that options granted under the Incentive Plan cannot be repriced (other than in connection with an adjustment in the Company's Common Shares, as provided in the
Plan) and (5) amend the definition of "Retirement" to provide that a participant may retire before age 65 with the consent of PXRE (the "Amendment"). The purpose of part (1) of the Amendment is to increase the number of shares available under the Plan, so as to assure that PXRE can continue to be able to provide incentives to attract and retain the most talented employees. Parts (2) through
(4) of the Amendment, namely, that shareholder approval is required generally for material Plan amendments, that the restricted period last for at least 3 years, and that options granted under the Plan cannot be repriced, were approved and adopted by the Board of Directors in direct response to institutional shareholder comments received with respect to the Plan. The purpose of Part (5) of the Amendment is to change the definition of "Retirement" to permit retirement before age 65 consistent with other PXRE benefit plans.

     In order to continue to grant options and Common Shares under the Incentive Plan to provide continued incentive to executives of PXRE, the Board of Directors amended the Incentive Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder from 1,750,000 shares to 2,750,000 shares. After the awards in February, 2000 under the Incentive Plan, only 6,617 shares remained available for future grants under the Plan. In addition, the changes made by the Amendment are effective for awards granted in 2001 and thereafter. The benefits or amounts that will be received by or allocated to participants under the Incentive Plan based on the Amendment are not determinable. In addition, the changes, had they been in effect for awards made in years 1996-1999, would not have changed the amounts of option and restricted stock awards indicated in (or otherwise changed) the Summary Compensation Table above.

     The following is a description of the principal features of the Incentive Plan for which shareholder approval is being sought hereby. Such description is qualified in its entirety by reference to the terms of the Incentive Plan, which incorporates the Amendment, a complete copy of which is attached as Appendix B.

     INCENTIVE PLAN. The Incentive Plan provides for the grant of incentive stock options ("Incentive Stock Options") which are intended to qualify as incentive stock options under Section 422 of the Code, non-qualified stock options which are not intended to qualify as incentive stock options under the Code ("Non-Qualified Options"), and awards of Common Shares of PXRE subject to certain restrictions ("Restricted Shares"), as determined by the administering committee. Subject to certain adjustments as provided in the Incentive Plan and described below, and giving effect to the Amendment, a maximum of 2,750,000 Common Shares of PXRE is reserved for issuance upon the exercise of options and grants of Restricted Shares under the Incentive Plan. Authorized but unissued shares may be used for grants of options or Restricted Shares under the Incentive Plan. As of the Record Date, without giving effect to the Amendment, 6,617 shares remain for future grants (or 1,006,617 shares, giving effect to the Amendment). On the Record Date, the closing price of PXRE Common Stock on the New York Stock Exchange was $17.00.

     ADMINISTRATION OF THE INCENTIVE PLAN. The Incentive Plan is administered by a committee (the "Incentive Plan Committee") whose members are appointed by the Board of Directors and are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and are "outside directors" within the meaning of Section 162(m). Subject to the provisions of the Incentive Plan, the Incentive Plan Committee has sole and complete authority (a) to determine, in its discretion, the individuals to whom, and the times at which, options or Restricted Shares will be granted (such individuals being referred to collectively herein as "Grantees"), the number of shares in each Restricted Share award or subject to each option and the provisions of the option agreements and Restricted Share agreements evidencing such options or relating to such Restricted Shares, (b) to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Incentive Plan as the Incentive Plan Committee shall, from time to time, deem advisable, (c) to interpret the terms and provisions of the Incentive Plan, and (d) to correct any defect, supply any omission or reconcile any inconsistency in the Incentive Plan. The Board of Directors may fill any Incentive Plan Committee vacancy and remove any member at any time with or without cause, provided, however, that each such replacement must be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m), and that the Incentive Plan Committee must at all times consist of at least two members.

     All options and Restricted Share awards will be evidenced by agreements ("Stock Option Agreements" and "Restricted Share Agreements," respectively) on the terms and conditions set forth in the Incentive Plan and such other terms and conditions as the Incentive Plan Committee shall determine.

     ELIGIBILITY. All officers of PXRE or any affiliate, as selected by the Incentive Plan Committee, are eligible to be Grantees under the Incentive Plan. The Incentive Plan contemplates that options and/or Restricted Shares will be granted no more frequently than annually to eligible individuals, in the sole discretion of the Committee.

     As of the Record Date, of PXRE's approximately 102 salaried non-temporary employees, 56 were eligible to be Grantees under the Incentive Plan.

     TERMS OF OPTIONS. Options must be granted within ten years of the adoption of the Incentive Plan. Options will have a term not to exceed ten years. The exercise price for both Incentive Stock Options and Non-Qualified Options must be equal to or exceed the fair market value of the Common Shares on the date the option is granted. Subject to the Incentive Plan Committee's discretion, no part of any option may be exercised unless the Grantee remains in the continuous employ of PXRE or its affiliates for at least one year from the date of grant of the option, except where such employment terminates by reason of death, permanent disability or retirement with PXRE's consent. If approved by the shareholders, a participant may retire before age 65 with the consent of PXRE. No options will be transferable by a Grantee other than by will or the laws of descent and distribution, and during the lifetime of a Grantee an option will be exercisable only by the Grantee or, if the Grantee is legally incapacitated, by the Grantee's duly appointed guardian or legal representative. Pursuant to the Amendment, no repricing of outstanding options shall be permissible (other than in connection with an adjustment in the Company's Common Shares, as provided in the Plan).

     For fiscal year 1999, no options were granted pursuant to the Incentive Plan to Messrs. Gerald Radke, Bleisnick, Forsyth, Toman and Penruddocke, respectively. For fiscal year 2000, 82,000, 50,000, 50,000, 50,000 and 48,000 options were granted pursuant to the Incentive Plan to Messrs. Radke, Bleisnick, Forsyth, Toman and Penruddocke, respectively.

     TERMS OF RESTRICTED SHARES. The Incentive Plan Committee may make awards of Common Shares with certain restrictions as it may determine, subject to the Incentive Plan. Restricted Shares are generally subject to forfeiture if the recipient's employment with PXRE terminates during the restricted period determined by the Incentive Plan Committee to be applicable to the award (the "Restricted Period"). If adopted by the shareholders, the term of the Restricted Period is subject to the discretion of the Incentive Plan Committee, but in no event will be less than three (3) years, with ratable vesting during the Restricted Period (other than in the case of a Change in Control, the Common Shares of PXRE ceasing to be publicly traded, or the death, disability or retirement of a participant). The Grantee of a Restricted Share award is entitled to all the rights of a shareholder with regard to the awarded Restricted Shares during the Restricted Period, including the right to receive dividends on and to vote the Restricted Shares, except that the Restricted Shares may not be sold, pledged or otherwise transferred by the Grantee until the applicable Restricted Period has lapsed. The lapse of the Restricted Period may be accelerated in the event of a recipient's death, disability or retirement, in the discretion of the Incentive Plan Committee. If approved by the shareholders, a participant may retire before age 65 with the consent of PXRE. The Incentive Plan Committee will require a Grantee receiving an award of Restricted Shares to enter into a Restricted Share Agreement with PXRE containing the foregoing restrictions and such other terms as the Incentive Plan Committee may deem advisable.

     MAXIMUM AWARD. Under the Incentive Plan, the maximum number of shares that may be awarded to any participant in any fiscal year is 100,000.

     ACCELERATION OF OPTION EXERCISABILITY AND LAPSE OF RESTRICTED PERIOD. The Incentive Plan provides that upon the earlier of (i) a Change of Control of PXRE or (ii) the Common Shares of PXRE ceasing to be publicly traded, any unexercised portion of an option shall become exercisable and any Restricted Period applicable to Restricted Shares shall immediately lapse.

     Under the Incentive Plan, a "Change of Control" is deemed to have occurred if (i) any person (as defined in the Incentive Plan) other than PXRE or Phoenix Home Life or an affiliate thereof, becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of PXRE's outstanding securities; (ii) the shareholders of PXRE approve a merger or consolidation of PXRE with another corporation (other than certain situations where the shareholders of PXRE before such transaction, continue in control after the transaction), or a sale or other disposition of all or substantially all of the assets of PXRE; (iii) the shareholders approve a plan of liquidation or dissolution of PXRE; or (iv) during a period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of PXRE and any new director whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had been previously so approved, cease to constitute a majority of the Board.

     OPTIONAL SURRENDER RIGHTS. The Incentive Plan Committee may grant to a Grantee for up to 60 days following a Change of Control the right to elect to surrender all or part of his option and to receive a cash payment equal to the greater of (a) the excess of the fair market value of the option shares surrendered over the exercise price for such shares, or (b) except for Incentive Stock Options, the excess of the per share net worth (as determined under the Incentive Plan) of the shares to which the surrendered option pertains on the date of surrender over the per share net worth of such shares on the date the option was granted.

     For this purpose, the Incentive Plan provides that "fair market value" for Non-Qualified Options is the higher of (a) the highest trading price of PXRE's Common Shares (as determined under the Incentive Plan) during the 90-day period ending on the date of such election, or (b) if the transaction occurs as the result of a person acquiring a 30% interest in PXRE, the highest price per Common Share shown on Schedule 13D or any amendment thereto filed by any person holding 30% or more of such shares, or (c) if the Change of Control occurs as the result of shareholder approval of a merger, or consolidation (as described in the Incentive Plan) or any sale or other disposition of all or substantially all of the assets of PXRE, the highest price per share paid pursuant to such transaction. With respect to Incentive Stock Options, "fair market value" means fair market value as determined under the Incentive Plan.

     In addition, under the Incentive Plan the Grantee may elect up to 60 days following the cessation of the public trading of the Common Shares of PXRE (other than where due to the fraud or other misconduct of the management of PXRE) to surrender all or part of his or her option and receive a cash payment equal to the greater of (a) the excess of the fair market value of the shares subject to the surrendered option over the exercise price, or (b) except for Incentive Stock Options, the amount determined under the per share net worth valuation method described above. For this purpose, "fair market value" means the highest public trading value (as determined under the Incentive Plan) during the 90-day period ending on the date of such cessation of public trading, except that for Incentive Stock Options it means "fair market value" as determined under the Incentive Plan.

     The Incentive Plan also provides that if a Grantee does not make an election under either of the above provisions on or before the 60th day following a Change of Control resulting from certain mergers and consolidations, the sale of all or substantially all of the assets of PXRE, the liquidation or dissolution of PXRE, or such cessation of public trading, the Grantee will be deemed to have made such election as of such

60th day, the Grantee will receive the cash payment that would be due upon such an election and the Grantee's option and surrender rights will be deemed to have been canceled.

     Under the Incentive Plan, an election is not transferable other than by will or the laws of intestacy. A Grantee who is subject to Section 16(b) of the Exchange Act may only exercise an election in compliance with Rule 16b-3(e) under the Exchange Act.

     ADJUSTMENTS IN OUTSTANDING OPTIONS AND RESTRICTED SHARES. In the event the outstanding Common Shares of PXRE are increased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of PXRE by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination of shares or other corporate change, the Incentive Plan Committee may make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of shares or other securities authorized for issuance under the Incentive Plan and in the number of shares and the exercise price under options granted prior to such change.

     FEDERAL INCOME TAX CONSEQUENCES; OPTIONS. Options under the Incentive Plan may, for federal income tax purposes, be treated as Non-Qualified Options or as Incentive Stock Options. The grant of a Non-Qualified Option is not a taxable event to the Grantee. The difference between the option price and the fair market value of the stock on the date of exercise of a Non-Qualified Option is taxable as ordinary income to the Grantee at the time of exercise. Such amount is subject to withholding of federal income tax. Gain or loss on the subsequent sale of stock acquired upon exercise of a Non-Qualified Option will be eligible for capital or loss treatment (long-term or short-term, as the case may be). For this purpose, such stock has a basis equal to the option price plus the amount included in income by the Grantee. In general, any corporation in the PXRE tax group employing the relevant Grantee will be entitled to an income tax deduction in the same amount and at the same date as the Grantee recognizes ordinary income.

     An Incentive Stock Option results in no taxable income to the Grantee at the time it is granted. Upon the exercise of an Incentive Stock Option, no corporation in the PXRE tax group will be entitled to any deduction and no ordinary income will be recognized by the Grantee. If the stock acquired by the Grantee upon exercise of an Incentive Stock Option while an employee, or within three months of termination of employment (one year in the case of permanent disability), is held for a period of more than (a) two years from the date of the grant of the option and (b) one year after the date of acquisition of the stock, any gain on the subsequent sale of the stock will be taxed to the optionee as a capital gain.

     If stock acquired upon exercise of any Incentive Stock Option is disposed of before the expiration of either the two-year or one-year periods referred to above, the lesser of (a) any excess of the fair market value of the stock at the time the option is exercised over the option price or (b) if applicable, any excess of the amount realized upon a taxable sale of stock over the option price, will be treated as ordinary income to the Grantee at the time of such disposition and will be allowed as a deduction to any corporation in the PXRE tax group employing the relevant Grantee. Any excess of the amount realized upon sale over the fair market value of the stock at the time the option is exercised will be treated as capital gain, and will not be allowed as a deduction to the applicable corporation. In the event that a Grantee pays all or part of the exercise price by surrendering previously acquired shares of stock, the foregoing tax consequences may be modified.

     If provided by the Incentive Plan Committee in the Stock Option Agreement, a Grantee may satisfy any withholding tax requirements by electing to have the relevant corporation in the PXRE tax group withhold from the shares to be received by such Grantee upon the exercise of options sufficient whole shares having a value not in excess of the Grantee's withholding tax in respect thereof, with any remaining amount needed to cover the amount of such withholding tax to be paid by the Grantee in cash. Any shares withheld in payment of taxes will not be available for use in subsequent grants of options or Restricted Share awards.

     FEDERAL INCOME TAX CONSEQUENCES; RESTRICTED SHARES. The grant of Restricted Shares will not result in income to the Grantee or any deduction for any member of the PXRE tax group for federal income tax purposes, since the Restricted Shares are subject to restrictions constituting a "substantial risk of forfeiture" as defined in the Code. Unless a Grantee of a Restricted Share award elects to be taxed at the date of grant, such Grantee will generally realize taxable compensation income when the Restricted Period applicable to the award lapses. The amount of such income will be the fair market value of the Restricted Shares on the date of such lapse of the Restricted Period. Dividends paid on the Restricted Shares during the Restricted Period will also be taxable compensation income to the Grantee when received by the Grantee. In general, any corporation in the PXRE tax group employing the relevant Grantee will be entitled to a tax deduction to the extent, and at the time, that the Grantee realizes compensation income. Income tax withholding will be required at the same time the Restricted Period lapses.

     Upon the lapse of the Restricted Period for any Restricted Shares, the corporation in the PXRE tax group employing the relevant Grantee will withhold from the number of Restricted Shares to be received by a Grantee sufficient whole Shares with a value not in excess of the amount of the Grantee's withholding tax in respect thereof and will withhold any remaining amount needed to cover the amount of such withholding tax from other compensation payable to the Grantee. Any shares withheld in payment of taxes will not be available for use in subsequent grants of options or Restricted Share awards.

     AMENDMENT OF THE INCENTIVE PLAN. The Board of Directors of PXRE or the Incentive Plan Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Incentive Plan; provided, however, shareholder approval will be required for any amendment to the Incentive Plan which (i) materially increases the benefits accruing to participants under the Incentive Plan, (ii) increases the number of securities which may be issued under the Incentive Plan or (iii) materially modifies the requirements for participants in the Incentive Plan.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSAL TO ADOPT THE AMENDMENTS TO THE 1992 OFFICER INCENTIVE PLAN.

                             APPROVAL OF AMENDMENTS
                      TO THE EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan (the "Employee Plan") provides employees of PXRE and its participating subsidiaries with an opportunity to own an interest in PXRE by purchasing Common Shares at a discount through payroll deductions.

     On March 30, 2000, the Board of Directors approved an amendment to the Employee Stock Purchase Plan (the "Employee Plan"), subject to the approval of the shareholders of PXRE, to increase the number of Common Shares authorized to be issued upon the exercise of options granted under the Employee Plan from 85,000 shares to 185,000 shares (the "Amendment"). The purpose of the Amendment is to increase the number of shares available under the Plan so as to assure that PXRE can continue to be able to provide incentives to attract and retain talented employees.

     The following is a brief description of the principal features of the Employee Plan and of the Amendment for which shareholder approval is being sought. Such description is qualified in its entirety by reference to the terms of the Employee Plan, as amended, a complete copy of which is attached hereto as Appendix C.

     PURPOSE OF EMPLOYEE PLAN. The stated purpose of the Employee Plan is (i) to encourage the ownership of PXRE Common Shares by, and foster increased incentive in, full-time employees of PXRE and its subsidiaries, (ii) to promote the continue success of PXRE and further the interests of its shareholders and
(iii) to enable PXRE and its subsidiaries to attract and retain valued employees. The Employee Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code.

     TERMS OF EMPLOYEE PLAN. Adopted in 1987, the Employee Plan provides for the grant to participating employees of PXRE and its participating subsidiaries of stock options which are intended to qualify as qualified stock options under
Section 423 of the Code. Such options enable participating employees to purchase at a specified discount, through a payroll deduction mechanism, Common Shares of PXRE. Subject to certain adjustments for recapitalization events as provided in the Employee Plan, the maximum number of Common Shares reserved for issuance upon the exercise of options granted under the Employee Plan was, until the adoption of the Amendment, 85,000. Pursuant to the Amendment, however, such maximum number of shares was increased from 85,000 (of which none remained available for issuance), to 185,000.

     All employees of PXRE and its participating subsidiaries whose customary employment is more than 20 hours per week for more than five months per calendar year are eligible to participate in the Employee Plan, except for any employee owning stock of PXRE representing 5% or more of the total combined voting power or value of all classes of stock of PXRE. As of the Record Date, there were approximately 102 full-time employees of PXRE, of whom 40 were participants in the Employee Plan. Of such 40 participants, 4 are executive officers, 24 are other officers and 12 are non-officer employees.

     An eligible employee may participate in the Employee Plan by completing and filing with the appropriate payroll officer a payroll authorization form, which will authorize payroll deductions from the employee's basic compensation (as defined in the Employee Plan) for deposit into a payroll deduction account established for such employee. A participating employee may authorize the deduction of any amount, provided that such amount is not less than $5.00 per week or more than the larger of $5.00 per week or 20% of such employee's basic compensation for the payroll period. An employee may change the amount of his or her payroll deduction by filing a new payroll authorization form. The change will become effective with the first payroll period after the change in January, April, July or October, whichever occurs first.

     Each employee participating in the Employee Plan is granted options thereunder at the beginning of each calendar quarter. On each grant date (as determined under the Employee Plan), a participating employee is granted an option to purchase Common Shares on the next quarterly grant date (the "exercise date") at the applicable per share option price (determined as set forth below). Options granted under the Employee Plan are not cumulative and expire once the next quarterly option grant is made.

     The option price per share under the Employee Plan is the lesser of (i) 85% of the fair market value of a Common Share on the date that an option is granted or (ii) 85% of the fair market value of a Common Share on the exercise date. For purposes of the Employee Plan, the fair market value of a Common Share on any such date is equal to the average of the high and low prices quoted for the Common Shares on such date on the New York Stock Exchange. On the Record Date, the average of the high and low prices of PXRE Common Shares on the New York Stock Exchange was $17.00.

     On each exercise date, a participating employee's payroll deduction account is automatically charged for an amount sufficient to purchase the maximum number of whole Common Shares purchasable at the option price with the balance in the account on such date. The minimum purchase under the Employee Plan is one share.

     During the calendar year ended December 31, 1999, a total of 20,326 Common Shares were issued pursuant to the Employee Plan. Of such total, Messrs. Radke, Bleisnick, Forsyth, Toman and Penruddocke respectively, purchased 1,344, 0, 1,591, 1,172 and 0 Common Shares, the current executive officers of the corporations participating in the Plan as a group (6 persons) purchased 4,107 Common Shares, and all other current employees (including all current non-executive officers) of the corporations participating in the Plan as a group
(37) persons) purchased 16,219 Common Shares, pursuant to the Employee Plan.

     Options granted to a participating employee under the Employee Plan are not transferable other than by will or the laws of descent and distribution and, during lifetime of participating employee, such options are exercisable only by such employee. In addition, unless a participating employee's participation in the Employee Plan terminates, such employee may not withdraw any portion of the credit balance in his or her payroll deduction account. Participation by an employee in the Employee Plan will terminate if (i) the employee files a written notification of withdrawal, (ii) the employee is no longer employed by PXRE or one of its subsidiaries (including cessation of employment by reason of retirement or death), (iii) the employee ceases to be eligible for participation in the Employee Plan or (iv) the Employee Plan is terminated.

     The Board of Directors of PXRE may at any time amend, suspend or terminate the Employee Plan without the approval of the shareholders of PXRE; provided, however, except for any amendment the purpose of which is to conform the Employee Plan to the requirements of Code, no amendment may be effected that would (i) increase or decrease the number of shares authorized for issuance under the Employee Plan (other than as provided in the following paragraph),
(ii) change the formula for determining the option price per share under the Employee Plan or (iii) further limit (except by termination of the Employee
Plan) the employees of PXRE or its subsidiaries who may participate in the Employee Plan, in each case unless such amendment is approved by the shareholders of PXRE. The Employee Plan will terminate upon its termination by the Board of Directors of PXRE or when no more Common Shares remain to be purchased under the Employee Plan, whichever occurs first.

     The Employee Plan provides for appropriate adjustment to be made in the Employee Plan and in any options granted thereunder to reflect any changes in the Common Shares of PXRE by reason of a stock dividend, stock split or otherwise.

     The Employee Plan is administered by the Board of Directors of PXRE or any committee appointed by the Board of Directors whose members are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act (the "Committee").

     FEDERAL INCOME TAX CONSEQUENCES. Employees participating in the Employee Plan will not report as income, for U.S. federal income tax purposes, the benefit received upon the grant of options under the Employee Plan, nor will they be taxed at the time the options are exercised and the shares are purchased under the Employee Plan. Similarly, no corporation in the PXRE tax group participating in the Employee Plan is allowed a deduction upon the grant or exercise of options. Thereafter, tax consequences depend upon the timing of the disposition of the shares. (With certain limited exceptions, the term "disposition" means a sale, exchange, gift or transfer of legal title. Consequently, even a gift to a member of an employee's family is treated as a disposition of the shares.). At the time of any disposition, the employee making such disposition will generally have to report a combination of ordinary (compensation) income and capital gain or loss.

     If Employee Plan shares are disposed of by a participating employee before the holding periods incorporated by Section 423 of the Code are satisfied (that is, within two years after the option is granted or within one year after the stock is acquired), then the employee will be deemed to have made a "disqualifying disposition" and will realize ordinary (compensation) income in the year of disposition in the amount of the difference between what he or she paid for shares and the fair market value of the shares on the date of purchase. If the disqualifying disposition is effected by means of a sale, then the employee may also realize a capital gain or loss. The difference between the fair market value of the shares on the date of purchase and the sale price will be treated as capital gain or loss.

     If Employee Plan shares are disposed of after the Section 423 holding periods are satisfied, or upon a participating employee's death at any time, then the employee (or his or her estate) will realize ordinary (compensation) income equal to the lesser of (i) the difference between the fair market value of the shares and the option price on the date the option was granted or (ii) the actual gain on the disposition. If the disposition is effected by means of a sale, then the remaining portion of the gain, if any, will be treated as capital gain. If the sale price for the shares is less than the option price, then there will be no ordinary income and the employee will have a capital loss in the amount of the difference.

     In general, except in respect of the ordinary income realized by a participating employee in the event of an early disposition of shares in a disqualifying disposition, any corporation in the PXRE tax group employing the employee will have no tax consequences in connection with the grant or exercise of stock options pursuant to the Employee Plan. However, when an employee realizes ordinary (compensation) income upon the early disposition of Employee Plan shares, such corporation will be entitled to a federal income tax deduction in an amount equal to the ordinary (compensation) income so realized by such employee.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSAL TO ADOPT THE AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN.

            APPROVAL OF AMENDMENTS TO THE DIRECTOR STOCK OPTION PLAN

     The Director Stock Plan, formally known as the Director Stock Option Plan (the "Director Stock Plan"), provides automatic annual grants of options to purchase PXRE Common Shares to the non-employee directors of PXRE. The shareholders approved the adoption of the Director Stock Option Plan in 1995. On March 30, 2000 the Board of Directors amended the Director Stock Plan, subject to shareholder approval, to (1) increase the automatic annual option grant (made on the date of the annual general meeting of PXRE shareholders) to each non-employee director from 3,000 to 5,000 PXRE Common Shares, (2) provide for additional automatic annual grants of 1,000 PXRE Common Shares subject to certain restrictions ("Restricted Shares") to each non-employee director (made on the date of the annual general meeting of PXRE shareholders), (3) provide that the restrictions on the Restricted Shares granted under the Director Stock Plan will lapse ratably over a period of 3 years from the date of grant (other than in the case of a change in control, the Common Shares of PXRE ceasing to be publicly traded or the death, disability or retirement of the director), and (4) provide that options under the Director Stock Plan cannot be repriced (other than in connection with an adjustment in the Company's Common Shares as provided in the Plan) (the "Amendment").

     The purpose of parts (1) and (2) of the Amendment is to increase the value of equity-based compensation provided to PXRE directors in order to make such compensation competitive with that provided by other companies, to assure that the interests of the Board of Directors are further aligned with those of PXRE shareholders, and to provide additional incentives to continue to attract and retain qualified outside directors. Management and the Board of Directors believe that the availability of options under the Director Stock Plan for a competitive number of shares, and the grant of Restricted Shares under the Director Stock Plan, are critical factors in PXRE's ability to attract and retain the services of qualified directors. Parts

(3) and (4) of the Amendment were approved in response to comments from institutional investors regarding the PXRE plans generally.

     A summary of the principal provisions of the Director Stock Plan, as amended, are set forth below. Such description is qualified in its entirety by reference to the terms of the Director Stock Plan, a complete copy of which is attached as Appendix D.

     PURPOSE OF DIRECTOR STOCK PLAN. The purpose of the Director Stock Plan is to maintain PXRE's ability to attract and retain the services of experienced and highly qualified non-employee directors and to increase their proprietary interest in PXRE's success.

     TERMS OF DIRECTOR STOCK PLAN. The Director Stock Plan provides for automatic annual grants of stock options and, if approved by shareholders, Restricted Shares, on the date of PXRE's annual general meeting of shareholders, until 2005, to each individual who is elected to the Board of Directors following such meeting, or who continues to be a member of the Board of Directors following such meeting, provided such individual is not also an employee of PXRE or any of its subsidiaries. Presently all the directors except Mr. Gerald Radke are eligible to participate in the Director Stock Plan.

     Under the Director Stock Plan as amended, each annual grant will permit the holder, for a period of ten years from the date of grant, to purchase from PXRE 5,000 PXRE Common Shares (subject to adjustment for stock splits, stock dividends, reclassifications and certain other events as provided in the Director Stock Plan) at the fair market value of such shares on the date the option was granted. Each option becomes vested and exercisable ratably over the three years immediately following its date of grant. In the event a director terminates service on the Board by reason of death, retirement (defined to be retirement as of the annual general meeting of shareholders coinciding with or next following attainment of age 72) or disability, the total number of option shares will become immediately exercisable and will continue to be exercisable for three years (but not beyond its original expiration date). In the event a director terminates service on the Board other than by reason of death, disability or retirement, such person's options (to the extent vested and exercisable upon such termination) will be exercisable for three months after the date of termination of service, but not beyond the original expiration date. In the event of death of a director after terminating service on the Board, any outstanding options will expire on the later of the date applicable to the director at the time the director terminated service or one year from the date of death, provided that in no event may an option be exercised beyond its original expiration date. Each option and all rights thereunder are nonassignable and nontransferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as described in Section 414(p) of the Code). No option may be repriced after the date of grant (other than in connection with an adjustment in the Company's Common Shares, as provided in the Plan).

     Additionally, under the Directors Stock Plan as amended, each eligible member of the Board of Directors will receive an automatic annual grant of 1,000 Restricted Shares on the date of each annual general meeting of the PXRE shareholders. The restrictions on the Restricted Shares will lapse ratably over a period of three (3) years after the date of grant (the "Restricted Period") (other than in the case of a change of control, the Common Shares of PXRE ceasing to be publicly traded, or the death, disability or retirement of a director). Restricted Shares are generally subject to forfeiture if a director terminates service during the Restricted Period. The directors who are granted the Restricted Shares are entitled to all the rights of a shareholder with regard to the awarded Restricted Shares during the Restricted Period, including the right to receive dividends on and to vote the Restricted Shares, except that the Restricted Shares may not be sold, pledged or otherwise transferred by the director until the applicable Restricted Period has lapsed. The lapse of the Restricted Period will be accelerated in the event of the director's death, disability or retirement. Upon the grant of Restricted Shares, directors are required to enter into a Restricted Share Agreement with PXRE containing the forgoing restrictions and such other terms and conditions that the Board of Directors may deem advisable.

     An aggregate of 250,000 PXRE Common Shares (subject to adjustment for stock splits, stock dividends, reclassifications and certain other events as provided in the Director Stock Plan) are subject to the Director Stock Plan, including a total of 94,000 shares currently subject to outstanding awards. Shares subject to options which terminate or expire unexercised or Restricted Shares which are forfeited will be available for future grants.

     On the date of the annual general meetings of PXRE shareholders in 1995 and 1996, options for 1,000 shares were granted pursuant to the Director Stock Plan to each non-employee director then in office at exercise prices of $23.25 and $24.95, respectively. On the date of the annual general meeting of PXRE shareholders in 1997, 1998 and 1999, options for 3,000 shares were granted pursuant to the Director Stock Plan to each non-employee director then in office at exercise prices of $28.14, $31.06 and $17.70, respectively. As of the Record Date, options for a total of 94,000 shares had been granted pursuant to the Director Stock Plan, of which a total of 49,000 are currently exercisable. After giving effect to the Amendment, 156,000 Common Shares will be available for issuance in the future. On the Record Date, the closing price of PXRE Common Shares on the New York Stock Exchange was $17.00.

     The Director Stock Plan is administered by the Board of Directors, who are authorized to interpret the Director Stock Plan but have no authority with respect to the selection of directors to receive options, the number of shares subject to the Director Stock Plan or to each grant thereunder, or the option price for shares subject to options. The Board may amend the Director Stock Plan as it shall deem advisable but may not, without the approval of the shareholders, increase the maximum number of shares under the Director Stock Plan or options or Restricted Shares to be granted thereunder, change the option price or price of the Restricted Shares provided in the Director Stock Plan, extend the period during which options or Restricted Shares may be granted or exercised, or change the class of persons eligible to receive options or Restricted Shares. Adjustments will be made in the number and kind of shares subject to the Director Stock Plan and the number and kind of shares subject to outstanding and subsequent option and Restricted Shares grants and in the purchase price of outstanding options, in each case to reflect changes in PXRE's Common Shares through changes in corporate structure or capitalization.

     NEW PLAN BENEFITS TABLE. The following table sets forth the number of options and Restricted Shares that, subject to shareholder approval of the Amendment to the Director Stock Plan at the Annual Meeting, and subject further to the terms of the Director Stock Plan, will be granted to the non-employee directors as a group on the date of such meeting:

                               NEW PLAN BENEFITS
                              DIRECTOR STOCK PLAN

                                                                              TOTAL NUMBER OF
                                                         TOTAL NUMBER OF     RESTRICTED SHARES
NAME AND POSITION(1)                                    OPTIONS GRANTED(2)      GRANTED(2)
--------------------                                    ------------------   -----------------
All Non-Executive Directors as a group (8 persons)....        40,000               8,000

---------------

(1) The table does not include any information regarding each of the five named Executive Officers, all current Executive Officers as a group or all employees who are not Executive Officers as a group, as none of those individuals or groups is eligible to participate in the Director Stock Plan.
(2) The value of such options and Restricted Shares is not determinable because, as described above, the exercise price of the options and the value of the Restricted Shares will not be determined until the date of grant (i.e., the date of the Annual Meeting).

     FEDERAL INCOME TAX CONSEQUENCES. The options under the Director Stock Plan are nonstatutory options, not intended to qualify as incentive stock options under Section 422 of the Code. The grant of options will not result in taxable income to the director or a tax deduction to PXRE. The exercise of an option by a director will result in taxable ordinary income to the director equal to the difference between the fair market value on the date the option is exercised and the fair market value on the date the option was granted (the option price) multiplied by the number of shares acquired upon such exercise. Any gain (or loss) on the director's subsequent sale of such shares, determined by comparing the amount realized from such sale with the fair market value on the date of exercise, will be long or short-term capital gain (or loss) depending on how long the shares were held before the sale.

     The grant of Restricted Shares will not result in income to the director or any deduction for PXRE for federal income tax purposes, since the Restricted Shares are subject to restrictions constituting a "substantial risk of forfeiture" as defined in the Code. Unless a director elects to be taxed at the date of grant, such director will generally realize taxable compensation income when the Restricted Period applicable to the award lapses. The amount of such income will be the fair market value of the Restricted Shares on the date of such lapse of the Restricted Period. Dividends paid on the Restricted Shares during the Restricted Period will also be taxable income to the director when received by the director.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSAL TO ADOPT THE AMENDMENTS TO THE DIRECTOR STOCK OPTION PLAN.

                 APPROVAL OF AMENDMENTS TO THE DIRECTOR EQUITY
                         AND DEFERRED COMPENSATION PLAN

     The Director Equity and Deferred Compensation Plan (the "Director Compensation Plan") enables non-employee directors to elect to defer receipt of all or part of the fees for services as a member of the Board of Directors, and allows the directors to elect to receive all or some of the annual retainer in PXRE Common

Shares or options to purchase PXRE Common Shares. The shareholders approved the adoption of the Director Compensation Plan in 1997.

     On March 30, 2000 the Board of Directors amended the Director Compensation Plan, subject to shareholder approval, to (1) provide that directors can make an election to receive some or all of the fees that they would otherwise receive in cash, in respect of services for committee memberships, attendance at meeting, committee chairs and similar services, in PXRE Common Shares or options to purchase PXRE Common Shares, and (2) provide that shareholder approval is required for any amendment to the Director Compensation Plan which (i) materially increases the benefits accruing to participants under the Director Compensation Plan, (ii) increases the number of securities which may be issued under the Director Compensation Plan or (iii) materially modifies the requirements for participants in the Director Compensation Plan (the "Amendment"). The purpose of part (1) of the Amendment is to offer to directors the opportunity to increase their total holdings in PXRE equity so that the interests of the members of the Board of Directors are further aligned with those of the shareholders. Part (2) of the Amendment is in response to comments from institutional investors regarding the PXRE plans generally.

     The following is a description of the principal features of the Director Compensation Plan as amended for which shareholder approval is being sought hereby. Such description is qualified in its entirety by reference to the terms of the Director Compensation Plan, a complete copy of which is attached as Appendix E.

     PURPOSE OF DIRECTOR COMPENSATION PLAN. The purpose of the Director Compensation Plan is to attract and retain highly qualified persons to serve as non-employee directors of PXRE by providing the directors with greater flexibility in the form and timing of receipt of compensation for services on the Board of Directors, and an opportunity to obtain a greater proprietary interest in PXRE's success and progress through receipt of fees in the form of PXRE Common Shares and options on PXRE Common Shares, thereby aligning the directors' interests with the interests of the shareholders.

     PARTICIPANTS. Only non-employee directors of PXRE are eligible to participate in the Director Compensation Plan. Currently eight non-employee directors (i.e., all directors except Mr. Gerald Radke) are eligible to participate in the Director Compensation Plan.

     TERMS OF DIRECTOR COMPENSATION PLAN. The Director Compensation Plan will, until December 31, 2007, enable non-employee directors to elect to defer receipt of fees for services as a member of the Board payable to such non-employee directors, and will allow such directors to elect, prior to the subject year, to receive all or a portion of the annual retainer amount, and/or the fee-for-services amount, if the Amendment is approved by shareholders, in PXRE Common Shares or options to purchase PXRE Common Shares.

     Prior to the fiscal year for which directors' fees will be paid, a director may irrevocably elect to defer receipt of all or a portion of the cash compensation payable to such director for such year (including annual retainer fees, committee membership fees, fees associated with a committee chair and fees for attendance at meetings of the Board and its committees, but not including reimbursement for expenses) until after the director ceases to be a director of PXRE or another designated future date or dates. In such event, a notional account is established for such director and earnings (or losses) on the balances in such account are credited to the account in an amount equal to the earnings (or losses) on the fund or funds of PXRE's 401(k) Plan designated by the director from time to time.

     Each non-employee director may, prior to the year for which the annual retainer fees will be paid, irrevocably elect to receive PXRE Common Shares or stock options (or a combination thereof) in lieu of all or a portion (in increments of 25%) of his or her annual cash retainer. The number of shares which may be awarded to a director upon such director's election to receive Common Shares in lieu of all or a portion of the annual retainer will be the number of whole shares equal to (i) the portion of the annual retainer for which the director has made such election, divided by (ii) the "fair market value" per Common Share, as determined pursuant to the Director Compensation Plan. Certificates for such shares will be issued promptly following the date on which the annual retainer is payable. If the Amendment is approved by the shareholders, the Director Compensation Plan will also allow each non-employee director to make an irrevocable election to receive all or a portion of the fees for services (i.e., committee membership fees, fees associated with a committee chair and fees for attendance at meetings of the Board and its committees) in PXRE Common Shares or options to purchase PXRE Common Shares (or a combination thereof) in lieu of all or a portion (in increments of 25%) of his or her annual fees for services. The number of shares which may be awarded to a director upon such director's election to receive Common Shares in lieu of all or a portion of the fees will be the number of whole shares equal to (i) the portion of the fees for which the director has made such election, divided by (ii) the "fair market value" per Common Share, determined pursuant to the Director Compensation Plan. Certificates for such shares will be issued promptly following the date on which the fees are payable.

     The number of whole Common Shares subject to an option grant under the Director Compensation Plan will be determined by dividing the portion of the annual retainer and, if approved by shareholders, the portion of the fees for which the director has made such election, by the "option value," as determined pursuant to the Director Compensation Plan. The exercise price per share under each option will be equal to the "fair market value" per share, as determined pursuant to the Director Compensation Plan.

     For purposes of the Director Compensation Plan, with respect to the annual retainer, unless otherwise defined, "fair market value" means the average of the high and low share prices quoted for PXRE Common Shares on the New York Stock Exchange over the twenty (20) trading days prior to the December 31 immediately prior to the calendar year for which the annual retainer is payable, as the case may be. For purposes of the Director Compensation Plan, "option value" means the value of an option determined as of December 31 immediately preceding the calendar year for which the annual retainer is payable, as the case may be, in accordance with the Black-Scholes option valuation model, discounted by 20%.

     For purposes of the Director Compensation Plan, with respect to the fees for services paid, unless otherwise defined, "fair market value" means the average of the high and low share prices quoted for PXRE Common Shares on the New York Stock Exchange on the date of the meeting for which the fees relate. For purposes of the Director Compensation Plan, with respect to the fees for services paid, "option value" means the value of an option determined as of the date of the meeting for which the fees relate and computed as provided above.

     Options granted under the Director Compensation Plan are immediately exercisable and may be exercised until the tenth anniversary of the date of grant. In the event a director terminates service on the Board, such person's options will be exercisable for three years after the date of termination of service, but not beyond the original expiration date. In the event of death of a director after terminating service on the Board, any outstanding options will expire on the later of the date applicable to the director at the time the director terminated service or one year from the date of death, provided that in no event may an option be exercised beyond its original expiration date.

     A director's interest in an account or an option, and his or her rights under the Director Compensation Plan are nonassignable and nontransferable other than by will or the laws of descent and distribution, or pursuant to a domestic relations order (as described in Section 414(p) of the Code).

     An aggregate of 250,000 PXRE Common Shares (subject to adjustment for stock splits, stock dividends, reclassifications and certain other events as provided in the Director Compensation Plan) will be subject to the Director Compensation Plan. Shares subject to options which terminate or expire unexercised will be available for future option grants. On the Record Date, the closing price of PXRE Common Shares on the New York Stock Exchange was $17.00.

     The Director Compensation Plan will be administered by the Board of Directors. The Board will have full power and authority to construe and interpret the Director Compensation Plan and adopt and amend such rules and regulations for the administration of the Director Compensation Plan as it shall deem desirable. The Board may amend the Director Compensation Plan as it shall deem advisable, provided, however, that if the Amendment is approved by the shareholders, shareholder approval will be necessary for those amendments which
(i) materially increase the benefits accruing to participants under the Director Compensation Plan, (ii) increase the number of securities which may be issued under the Director Compensation Plan or (iii) materially modify the requirements for participants in the Director Compensation Plan. Additionally, the Director Compensation Plan provides that no such amendment shall materially and adversely affect any right of a director with respect to any award previously granted without such director's written consent. The Board may terminate the Director Compensation Plan at any time. If not earlier terminated by the Board, the Director Compensation Plan will terminate immediately following the annual general meeting of PXRE's shareholders in 2007.

     FEDERAL INCOME TAX CONSEQUENCES. It is intended that deferred annual retainer fees and fees for services, including any earnings thereon, will be taxable to the director in the year or years in which they are paid to the director in cash.

     The receipt of Common Shares under the Director Compensation Plan will generally result in taxable income for the director, based on the fair market value of the shares on the date awarded. The grant of options under the Director Compensation Plan will not generally result in taxable income to the director or a tax deduction to PXRE. The exercise of an option by a director will result in taxable ordinary income to the director equal to the difference between the exercise price and the fair market value on the date the option is exercised, multiplied by the number of shares acquired upon such exercise. Any gain (or loss) on the director's subsequent sale of such shares, determined by comparing the amount realized from such sale with the fair market value on the date of exercise, will be long or short-term capital gain (or loss) depending on how long the shares were held before the sale.

     NEW PLAN BENEFITS. The only participants in the Director Compensation Plan are the non-employee directors of PXRE. The value of any shares and shares subject to options which may be awarded in 2000 and thereafter is not currently determinable due to the elective nature of the Director Compensation Plan.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSAL TO ADOPT THE AMENDMENTS TO THE DIRECTOR EQUITY AND DEFERRED COMPENSATION PLAN.

                         CERTAIN BUSINESS RELATIONSHIPS

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     Reference is made to the discussion under "EXECUTIVE
COMPENSATION--Compensation Committee Interlocks and Insider Participation" regarding the investment advisory relationship between PXRE and its subsidiaries and Phoenix Investment Partners, a subsidiary of Phoenix Home Life.

SELECT REINSURANCE LTD.

     PXRE is a party to agreements with Select Re, which principally involve a multi-year fee-based undertaking by PXRE through the year ending December 31, 2003 to produce and underwrite business with Select Re. The undertaking, which is subject to adjustment based on Select Re's shareholders' equity, was approximately $29.5 million in aggregate premium for 1999 for which PXRE received override commissions of $2,298,000 for 1999. See Exhibit 10.3 to PXRE's Form S-4 Registration Statement dated August 18, 1999 (File No. 333-85451). Gerald Radke (Chairman, President and Chief Executive Officer of PXRE) and Jeffrey Radke (Executive Vice President of PXRE and President of its Bermuda reinsurance subsidiary PXRE Reinsurance Ltd.) are on the Board of Directors of Select Re and are shareholders of Select Re. Gerald Radke is Co-Vice Chairman of Select Re and Jeffrey Radke was formerly the President of Select Re. The Select Committee of the Board of Directors of PXRE (composed of Mr. Haftl and Ms. Luscombe) has independently reviewed the agreements between PXRE and Select Re and approved the same.

BERMUDA HOUSING

     During 1999, PXRE entered into a lease for a home in Bermuda for a term of 2 years that allows it to provide housing for PXRE's Chairman, President and Chief Executive Officer at an annual rental of approximately $90,000, and a lease for a home in Bermuda for a term of 2 years that allows it to provide housing for PXRE's Chief Financial Officer at an annual rent of approximately $72,000 in the first year and $84,000 in the second year. These leases relieve PXRE from providing such persons with a housing allowance.

     During 2000 PXRE entered into an arrangement in which Jeffrey Radke leased and PXRE provided a mortgage for a home in Bermuda for a term of up to 20 years. This arrangement fixed the housing allowance expense borne by PXRE for the period of the PXRE mortgage. The PXRE mortgage, in the amount of $500,000, was provided to a charitable trust to purchase the house and PXRE received a second mortgage (the first mortgage will be in the amount of $1,000,000). The PXRE mortgage earns interest at a rate dependent on the sale price of the home at the conclusion of the PXRE mortgage. The expected rate is LIBOR.

CERTAIN TAX PAYMENTS

     In December 1999, PXRE approved payments aggregating $176,181 to reimburse Gerald Radke for the tax consequences to him of the conversion of certain of his shares of PXRE Corporation common stock into PXRE Common Shares in connection with the October 1999 reorganization pursuant to which PXRE Corporation became an indirect subsidiary of PXRE Group Ltd.

     Both the respective fair value of the Bermuda housing provided by PXRE to Mr. Gerald Radke and Mr. Dore and the respective amounts reimbursed to them by PXRE for the expense of traveling to and from Bermuda may be treated for income tax purposes as compensation to Mr. Radke and Mr. Dore. PXRE has agreed to reimburse $48,805 to Mr. Radke and $23,055 to Mr. Dore for the additional income taxes associated with the inclusion of such amounts as taxable income.

MORGAN, LEWIS & BOCKIUS

     During 1999 PXRE retained, and during 2000 PXRE intends to retain, Morgan, Lewis & Bockius LLP to provide legal services. Mr. Browne, a director of PXRE, is a partner in Morgan, Lewis & Bockius LLP.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires PXRE's directors and executive officers, and persons who own more than 10% of a registered class of PXRE's equity securities, to file with the Commission and the New York Stock Exchange reports of ownership and changes in ownership of PXRE's registered equity securities. Executive officers, directors and greater-than-10% stockholders are also required to furnish PXRE with copies of all Section 16(a) reports they file.

     Based solely upon a review of the copies of such reports, and any amendments thereto, furnished to PXRE and written representations that no Form 5 reports were required, PXRE believes that, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to PXRE's executive officers, directors and greater-than-10% stockholders were complied with.

                             SHAREHOLDER PROPOSALS

     If a shareholder desires to present a proposal for inclusion in next year's Proxy Statement, such shareholder must submit such proposal in writing to PXRE for receipt not later than December 31, 2000. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in PXRE's year 2001 proxy materials. Shareholders who wish to submit a proposal for consideration at PXRE's year 2001 annual general meeting of shareholders, but who do not wish to submit a proposal for inclusion in PXRE's proxy materials pursuant to Rule 14a-8 under the Exchange Act, should deliver a copy of their proposal no later than 45 days prior to the day and month of the notice of meeting pertaining to the 2000 Annual General Meeting of Shareholders during the year 2001 and otherwise comply with the notice provisions of PXRE's Bye-Laws. If a shareholder fails to provide such 45 day notice, the respective proposal need not be addressed in the proxy materials and the proxies may exercise their discretionary voting authority when the proposal is raised at the annual general meeting. In either case, proposals should be delivered to PXRE Group Ltd., Suite 231, 12 Church Street, Hamilton HM 11, Bermuda, Attention: Secretary.

                                    GENERAL

     PXRE's Annual Report to Shareholders, which contains financial statements for the year ended December 31, 1999 as well as other information concerning the operations of PXRE, is being sent to you with this Proxy Statement.

     PXRE FILES WITH THE SECURITIES AND EXCHANGE COMMISSION AN ANNUAL REPORT ON FORM 10-K. A copy of the report for fiscal 1999 will be furnished without charge to any shareholder sending a written request therefor to Secretary, PXRE Group Ltd., Suite 231, 12 Church Street, Hamilton HM 11, Bermuda, or can be accessed through PXRE's web site at: www.pxre.com. At the date of this Proxy Statement, management has no knowledge of any matters other than those set forth in this Proxy Statement or referred to in the accompanying Notice of Annual Meeting, which will be presented at the Annual Meeting. However, if any other matters should properly come before the meeting it is intended that Proxies shall be voted thereon in accordance with the best judgment of the person or persons voting such Proxies.

                                          PXRE GROUP LTD.

Hamilton, Bermuda

                                                                      APPENDIX A

                                PXRE GROUP LTD.

                 RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN
                            AS AMENDED AND RESTATED
                                (MARCH 30, 2000)

SECTION 1.  PURPOSE

     The purpose of the Plan is to foster and promote the interests of PXRE Group Ltd. and its Affiliates by attracting and retaining employees who contribute to the success of the Company by their ability, ingenuity and industry, to motivate employees to achieve common, overall corporate results and to enable such individuals to participate in the success and growth of the Company by providing them with the opportunity to receive compensation based directly on the achievement of Company performance goals.(1)

SECTION 2.  DEFINITIONS

2.1     --   "AFFILIATE" means any corporation or other entity as to
             which the Company possesses a direct or indirect ownership interest and has power to exercise control.
2.2     --   "AVERAGE STOCKHOLDERS' EQUITY" has the meaning provided in
             Section 5.3(a)(4).
2.3     --   "BASE COMPENSATION" has the meaning provided in Section 5.1.
2.4     --   "BOARD" means the Board of Directors of the Company.
2.5     --   "CHANGE OF CONTROL" has the meaning provided in Section
             5.8(h).
2.6     --   "CODE" means the Internal Revenue Code of 1986, as amended.
2.7     --   "COMMITTEE" means the Committee described in Section 3. If at any time no Committee shall be in office then the
             functions of the Committee shall be exercised by the Board for purposes required under Rule 16b-3 or any successor rule
             ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provided in the case of
             functions required under Section 162(m) of the Code to be
             performed by "outside directors" they shall be performed by those members of the Board who are "outside directors" for
             Section 162(m) purposes.
2.8     --   "COMPANY" means PXRE Group Ltd. (or any successor
             corporation).
2.9     --   "CASH BONUS" has the meaning provided in Section 5.5.
2.10    --   "FAIR MARKET VALUE" has the meaning provided in Section
             5.5(b).

---------------

(1) The Plan was originally a plan of PXRE Corporation, a Delaware corporation ("PXRE Corp."), which provided, among other things, for the grant of PXRE Corp. common stock. Pursuant to an Agreement and Plan of Merger dated as of July 7, 1999 among the Company, PXRE Corp. and PXRE Merger Corp., PXRE Corp. reorganized so that, among other things, the Company, a Bermuda corporation, became the parent holding company for PXRE Corp. As a result of the reorganization, each outstanding share of PXRE Corp. under the Plan was automatically converted into one common share of the Company. Additionally, pursuant to the reorganization, the Company assumed all of the obligations of PXRE Corp. under the Plan.

2.11    --   "FISCAL YEAR" means a financial accounting year of the
             Company ending December 31.
2.12    --   "FUTURE BONUS POOL" has the meaning provided in Section
             5.3(b).
2.13    --   "NET INCOME" has the meaning provided in Section 5.3(a)(2).
2.14    --   "PARTICIPANT" means an individual employed by the Company or an Affiliate who is eligible to participate in the Plan
             under Section 4.
2.15    --   "PERFORMANCE PERCENTAGE" has the meaning provided in Section
             5.3(a).
2.16    --   "PERMANENT DISABILITY" means total and permanent disability within the meaning of Section 22(e)(3) of the Code.
2.17    --   "PLAN" means the PXRE Group Ltd. Restated Employee Annual
             Incentive Bonus Plan as described herein.
2.18    --   "RESTRICTED SHARE BONUS" has the meaning provided in
             Sections 5.5 and 5.8.
2.19    --   "RETIREMENT" means termination of employment with the
             Company or Affiliate with the consent of the Company or
             Affiliate.
2.20    --   "RETURN ON EQUITY" has the meaning provided in Section
             5.3(a)(1).
2.21    --   "SENIOR OFFICER BONUS POOL", "JUNIOR OFFICER BONUS POOL" and
             "OTHER EMPLOYEE BONUS POOL" have the meanings provided in
             Section 5.5
2.22    --   "SHARE" or "SHARES" means a common share or common shares, par value $1.00 per share, of the Company.
2.23    --   "STOCKHOLDERS' EQUITY" has the meaning provided in Section
             5.3(a)(3).
2.24    --   "TARGET BONUS" has the meaning provided in Section 5.1.
2.25    --   "TARGET BONUS PERCENTAGE" has the meaning provided in
             Section 5.1 and Exhibit A.
2.26    --   "TARGET BONUS POOL" has the meaning provided in Section 5.2.
2.27    --   "TENTATIVE BONUS POOL" has the meaning provided in Section
             5.3(a).
2.28    --   "TOTAL BONUS POOL" has the meaning provided in Section
             5.3(b).

SECTION 3.  ADMINISTRATION

     This Plan shall be administered by the Board or a Committee appointed by it and consisting of two or more "non-employee directors" within the meaning of Rule 16b-3 (or such other number of "non-employee directors" as may be needed under Rule 16b-3), provided in the case of functions required under Section 162(m) of the Code to be performed by "outside directors" they shall be performed by two or more persons appointed by the Board who are "outside directors" for Section 162(m) purposes. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may, from time to time, confer upon it. The Committee may delegate the administration of such portions of the Plan as may be permitted by Rule 16b-3 and Section 162(m) without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act provided by that Rule and the exception for performance-based compensation provided by Section 162(m). Such delegation shall be on such terms and conditions, and to such person or persons, as the Committee may determine in its discretion as it relates to persons not subject to Section 16 and Section 162(m).

     The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable and to interpret the terms and provisions of the Plan. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 and
Section 162(m) with respect to persons subject to Section 16 and Section 162(m), that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 and Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 and Section 162(m). The Board may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

     The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

SECTION 4.  ELIGIBILITY

     All individuals shall participate in the Plan commencing on their date of hire for the Fiscal Year in which such date of hire occurs and for each Fiscal Year thereafter, provided that they are employed by the Company or an Affiliate on a salaried non-temporary basis during the Fiscal Year in which such date of hire occurs and each Fiscal Year thereafter. Individuals whose date of hire occurs after the first day of a Fiscal Year shall participate in the Plan on a pro rata basis for such Fiscal Year as determined in accordance with Section 5.6 below.

SECTION 5.  EMPLOYEE ANNUAL INCENTIVE BONUSES

     5.1 TARGET BONUSES. A Participant's Target Bonus for a Fiscal Year shall consist of the contingent right to receive an amount equal to (i) the Target Bonus Percentage for the Participant's position for the Fiscal Year, as determined by the Committee on or about the beginning of the Fiscal Year, or on or about the individual's date of hire for Participants who begin participation after the first day of a Fiscal Year (the Target Bonus Percentages being set forth in Exhibit A hereto and in any amendments thereto made by the Board) multiplied by (ii) the Participant's Base Compensation for such Fiscal Year.

For this purpose --

          "BASE COMPENSATION" for a Fiscal Year means the Participant's rate of base salary, expressed as an annual amount in dollars, excluding any bonuses or other compensation in addition to salary, as in effect at the end of that Fiscal Year. For example, if a Participant's salary rate at the end of a Fiscal Year was $40,000 and his Target Bonus Percentage was 10%, his Target Bonus for that Fiscal Year is $4,000.

     5.2 TARGET BONUS POOL. The Target Bonus Pool for a Fiscal Year shall be equal to the sum of the Target Bonuses of the Participants in the Plan for the Year.

     5.3 TOTAL BONUS POOL.

     (a) TENTATIVE BONUS POOL. The Tentative Bonus Pool for a Fiscal Year shall be equal to the product of (i) the Target Bonus Pool for the Fiscal Year multiplied by (ii) the Performance Percentage for such Year. The Performance Percentage shall be the percentage opposite the Company's Return on Equity ("ROE") for the Fiscal Year in the following table:

                                                              PERFORMANCE
COMPANY ROE                                                   PERCENTAGE
-----------                                                   -----------
 8%.........................................................         0%
 9..........................................................      20.0
11..........................................................      60.0
13..........................................................     100.0
15..........................................................     140.0
17..........................................................     180.0
20..........................................................     240.0

     If the Company's ROE for the Fiscal Year falls between the percentages listed in the table, the Performance Percentage shall be determined by interpolation on a straight line basis, rounded to the nearest one-tenth of one percent. For example, if the Company's ROE for a Year is 11.4%, the Performance Percentage shall be 68% (.60 + (.004 x .4)/.02).

For this purpose --

          (1) "RETURN ON EQUITY" for any Fiscal Year means the result of dividing (A) the Company's Net Income for such Fiscal Year by (B) the Company's Average Stockholders' Equity for such Fiscal Year, rounded to the nearest one-tenth of one percent.

          (2) "NET INCOME" for any Fiscal Year means the total net income of the Company and its consolidated subsidiaries for such Fiscal Year (including all charges for any Cash and Share Bonus payments accrued under the Plan), as computed in conformity with generally accepted accounting principles and reported to stockholders in the Company's consolidated financial statements for such Fiscal Year.

          (3) "STOCKHOLDERS' EQUITY" at the end of any calendar quarter means the excess of (A) the total assets of the Company at such quarter-end over
     (B) the total liabilities of the Company at such quarter-end (including all liabilities for any Cash and Share Bonuses accrued under the Plan), as computed in conformity with generally accepted accounting principles and reported to stockholders in the Company's consolidated financial statements for such quarter-end.

          (4) "AVERAGE STOCKHOLDERS' EQUITY" for any Fiscal Year means the result of dividing (A) the sum of the Stockholders' Equity as of the end of each of the four calendar quarters in such Fiscal Year plus the Stockholders' Equity as of the end of the calendar quarter ending on December 31 of the preceding Fiscal Year, by (B) five.

     (b) TOTAL BONUS POOL. On the recommendation of the Company's Chief Executive Officer, the Committee may, at its sole discretion, adjust the amount of the Tentative Bonus Pool for a Fiscal Year by increasing or decreasing it by up to 25% of the Target Bonus Pool for such Year, provided that no increase shall benefit any Participant who is a "covered employee" at the end of the Fiscal Year for Section 162(m) purposes and the deduction of whose non-performance based compensation for such year would likely be limited by
Section 162(m). The resulting amount shall be the Total Bonus Pool for such Year. In the event that the Total Bonus Pool for any such Year, as so determined, shall be greater than 150% of the Target Bonus Pool, the following shall occur: (i) the Total Bonus Pool for such Year shall be deemed to equal 150% of the Target Bonus Pool;
(ii) there shall be established an unfunded account under the Plan (such unfunded account, the "Future Bonus Pool"); and (iii) the amount by which the Total Bonus Pool would have exceeded 150% of the Target Bonus Pool but for clause (i) hereof shall be notionally credited to the Future Bonus Pool account for possible inclusion in the Total Bonus Pool in subsequent Fiscal Years in accordance with Section 5.4 hereof.

     5.4 FUTURE BONUS POOL. In any Fiscal Year subsequent to the establishment of the Future Bonus Pool pursuant to Section 5.3(b) hereof (if applicable), in the event that the Total Bonus Pool determined in accordance with Section 5.3(b) (after adjustment by the Committee, if any) in any such year is less than 100% of the Target Bonus Pool, the balance in the Future Bonus Pool account shall be decreased, and the Total Bonus Pool shall be increased, by an amount such that the Total Bonus Pool for such subsequent Fiscal Year shall equal 100% of the Target Bonus Pool for such Fiscal Year (or such lesser percentage in the event of insufficient credits in the Future Bonus Pool account to raise the Total Bonus Pool to such level). The balance in the Future Bonus Pool account shall also be decreased by the appropriate amounts set forth in Section 5.6(a) (if applicable). Notional earnings on the balance in the Future Bonus Pool account shall be credited to such account annually in an amount equal to the prime rate of interest as established from time to time by Chase Manhattan Bank, plus two percent (2%).

     5.5 CASH AND SHARE BONUSES.

     (a) OFFICER AND OTHER EMPLOYEE BONUS POOLS. The Committee shall allocate the Total Bonus Pool for a Fiscal Year into three pools: the Senior Officer, Junior Officer and Other Employee Bonus Pools. Each Participant shall participate in one of the Pools based on his or her position at the beginning of the Fiscal Year as designated in Exhibit A. The amount allocated to the Senior Officer Bonus Pool for the Year shall be the Total Bonus Pool multiplied by the ratio of (i) the sum of the products of (x) each Senior Officer Participant's Base Compensation for the Year multiplied by (y) the Participant's Target Bonus Percentage (as shown in Exhibit A) for the Year, to (ii) the Target Bonus Pool for the Year. The amount allocable to the Junior Officer Bonus Pool and the Other Employee Bonus Pool shall be determined in the same fashion by substituting in (i)(x) and (i)(y), respectively, each Junior Officer Participant's (or Other Employee Participant's) Base Compensation, as the case may be, and the Target Bonus Percentages for each such Participant.

     (b) SENIOR OFFICER BONUSES

          (i) ALLOCATION. The Committee shall allocate 70% of the Senior Officer Bonus Pool for a Fiscal Year to the Senior Officer Cash Bonus Pool for such Year and the remaining 30% to the Senior Officer Restricted Share Bonus Pool for such Year.

          (ii) CASH BONUSES. The Senior Officer Cash Bonus Pool for the Year shall be allocated by the Committee among the Senior Officers who are Participants for the Year in proportion to the ratio which (1) 70% of the Participant's Target Bonus for the Year bears to (2) 70% of all Senior Officer Participant Target Bonuses for the Year (the Participant's "Tentative Cash Bonus"). In determining a Participant's Cash Bonus for the Year, upon the recommendation of the Chief Executive Officer of the Company, the Committee may increase or decrease each Participant's Tentative Cash Bonus by up to 20% of the amount of such Tentative Cash Bonus in order to take into account the Participant's individual performance and his or her contribution to the Company's performance for the Year, provided that the total Cash Bonuses for Senior Officers for the Year shall not exceed the amount of the Senior Officer

     Cash Bonus Pool for the Year unless approved by the Board of Directors, and further provided that, in the case of any Participant who is a "covered employee" and the deduction of whose non-performance based compensation for such year would likely be limited by Section 162(m) at the end of the Fiscal Year for purposes of Section 162(m) of the Code, the Committee may decrease his Tentative Cash Bonus by up to 20% (but may not increase it), and such Participant may not benefit from the portion of the pool not awarded to other Participants. The amount finally determined by the Committee, which shall be the Participant's Cash Bonus for such Year, shall be paid as provided in Section 5.7.

          (iii) RESTRICTED SHARE BONUSES. The Senior Officer Restricted Share Bonus Pool for the Year shall be allocated among the Senior Officer Participants for such Year in proportion to the ratio which (1) 30% of the Participant's Target Bonus for the Year bears to (2) 30% of all Senior Officer Participant Target Bonuses for the Year (the Participant's "Restricted Share Bonus"). The number of Shares, subject to the restrictions in Section 5.8, which shall be delivered to each Participant in payment of his or her Restricted Share Bonus, shall be the number of whole shares equal to the Participant's Restricted Share Bonus for the Year divided by 85% of the Fair Market Value of the Company's Shares on the date the Committee approves the Restricted Share Bonus awards.

          (iv) MAXIMUM BONUSES. The maximum aggregate Cash and Restricted Share Bonuses that may be awarded to any Participant who is a "covered employee" at the end of the Fiscal Year for the purposes of Section 162(m) may not exceed $1,000,000 for any fiscal year.

     For this purpose --

     "FAIR MARKET VALUE" as of any day means the average of the high and low per share prices quoted for the Shares on the 20 consecutive trading days immediately prior to such date on the New York Stock Exchange. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in a manner consistent with the requirements of Section 422(b)(4) of the Code.

     (c) JUNIOR OFFICER BONUSES

          (i) ALLOCATION. The Committee shall allocate 70% of the Junior Officer Bonus Pool for a Fiscal Year to the Junior Officer Cash Bonus Pool for such Year and the remaining 30% to the Junior Officer Restricted Share Bonus Pool for such Year.

          (ii) CASH BONUSES. The Junior Officer Cash Bonus Pool shall be allocated to Participants for the Year who are Junior Officers, and the resulting Tentative Cash Bonuses may be increased or decreased, in the same manner as provided above for the Senior Officer Cash Bonus Pool, provided that the Total Cash Bonuses for Junior Officers for the Year shall not exceed the amount of the Junior Officer Cash Bonus Pool for the Year unless approved by the Board of Directors.

          (iii) RESTRICTED SHARE BONUSES. The Junior Officer Restricted Share Bonus Pool shall be allocated to Junior Officer Participants, and the number of Shares and the restrictions thereon shall be determined, in the same manner as that provided above for the Senior Officer Restricted Share Bonus Pool.

     (d) EMPLOYEE BONUSES

          (i) ALLOCATION. The Committee shall allocate 100% of the Other Employee Bonus Pool to the Employee Cash Bonus Pool; no portion of the Other Employee Bonus Pool shall be paid in Shares.

          (ii) CASH BONUSES. The Employee Cash Bonus Pool shall be allocated by the Committee among Participants for the Year who are not officers in proportion to the ratio of each such Participant's Target

     Bonus for the Year to the total of all Target Bonuses of such Participants for the Year (a Participant's "Tentative Cash Bonus"). In determining a Participant's Cash Bonus for the Year, upon the recommendations of the Participant's supervisor and senior officers of the Company and the approval of the Chief Executive Officer, the Committee may increase or decrease each Participant's Tentative Cash Bonus by up to 40% of the amount of such Tentative Cash Bonus in order to take into account the Participant's individual performance and his or her contribution to the Company's performance for the Year, provided that the total Cash Bonuses for non-officer Participants for the Year shall not exceed the amount of the Employee Cash Bonus Pool unless approved by the Board of Directors.

     5.6 TERMINATION OF EMPLOYMENT, CHANGE IN STATUS DURING A FISCAL YEAR OR PARTICIPATION AFTER START OF A FISCAL YEAR.

     (a) If a Participant's employment terminates before the end of the Fiscal Year because of Retirement, Permanent Disability or death, the Participant's Cash and Restricted Share Bonuses (as determined following the end of the Fiscal Year under Section 5.5), if any, shall be (i) with respect to the Cash Bonus portion, increased by an amount equal to the credit balance in the Future Bonus Pool (if any), determined after reduction in the Future Bonus Pool (if any) in connection with any adjustment in the Total Bonus Pool required pursuant to
Section 5.4 hereof with respect to such Fiscal Year, multiplied by a fraction, the numerator of which is the product of the Target Bonus Percentage for the Participant's position for such Fiscal Year (as set forth in Exhibit A hereto) multiplied by the Participant's Base Compensation for such Fiscal Year, and the denominator of which is the total amount of the Target Bonus Pool for such Fiscal Year, and (ii) with respect to both the Participant's Cash and Restricted Share Bonuses (if applicable), reduced by the ratio which (x) the number of months in the Fiscal Year for which the Participant was not employed bears to
(y) the total number of months in such Year. If the Participant's employment terminates before the end of such Fiscal Year for any other reason, including but not limited to resignation or termination by the Company or an Affiliate, the Participant shall receive no Bonus.

     (b) If a Participant's position with the Company changes after the beginning of a Fiscal Year and his or her new position has a different Target Bonus Percentage and participates in a different Bonus Pool, the Committee shall at its sole discretion, with the recommendation of the Chief Executive Officer, determine the Participant's Cash Bonus and Restricted Share Bonus, if any, for such Year.

     (c) If a Participant begins participating in the Plan after the first day of a Fiscal Year, the Participant's Cash and Restricted Share Bonuses for such Fiscal Year (as determined following the end of such Fiscal Year under Section 5.5), if any, shall be reduced by the ratio which (i) the number of months in such Fiscal Year before the Participant's date of hire bears to (ii) the total number of months in such Fiscal Year. If a Participant's employment terminates before the end of such Fiscal Year, the Participant's Cash and Restricted Share Bonus for such Fiscal Year shall be determined in accordance with this subsection and subsection (a), above.

     5.7 PAYMENT OF BONUSES.

     (a) BONUS AMOUNTS. The Committee shall certify to the Company or Affiliate which is the Participant's principal employer as soon as possible after the end of the Fiscal Year the amount of each Participant's Cash Bonus and the number of Restricted Shares, if any, in his or her Restricted Share Bonus, as determined under Sections 5.3, 5.5 and 5.6.

     (b) CASH BONUSES. If the Participant has not filed a written election under Section 5.9, the Company shall promptly pay to the Participant the Cash Bonus amount certified under subsection (a) in cash in a single sum with such reduction as the Company may deem necessary for federal and other withholding taxes. Such payment shall be made to the Participant except that any payment due to a deceased Participant shall be made to the Participant's estate.

     (c) RESTRICTED SHARE BONUSES. Except as provided in Section 5.7(d) below, the Company shall promptly deliver the Shares in the Participant's Restricted Share Bonus subject to the conditions in Section 5.8.

     (d) ALTERNATIVE AWARDS. If the Committee determines that Restricted Share Bonuses are taxable when awarded (rather then when the restrictions lapse) under the income tax laws applicable to Participants who are tax residents in other countries, the Committee shall establish an unfunded account for each such Participant and credit to it an amount equal to the dollar amount of the Restricted Share Bonus that is allocable to the Participant under Section 5.5(b)(iii) or (c)(iii). The account shall not be credited with earnings or losses. Portions of the account shall be paid to the Participant in cash at such time or times as the Restricted Shares that would otherwise have been awarded would have become 100% vested under Section 5.8.

     5.8 RESTRICTED SHARES. All Restricted Share Bonuses shall be subject to the following terms and conditions and to any other terms and conditions not inconsistent with the Plan as may be prescribed by the Committee in its sole discretion and contained in the agreement between the Company and the Participant relating to such Shares (the "Restricted Share Agreement").

     (a) AUTHORIZED SHARES. The aggregate number of Shares for which Restricted Share Bonuses may be awarded under the Plan shall not exceed 350,000 Shares, which may be authorized but unissued Shares. The Committee shall adjust the number of Shares available for grants in the event of any stock split, stock dividend, recapitalization, corporate reorganization or similar event so that the number of shares which may be awarded following such event is proportionate to the number of shares which could be awarded before such action.

     (b) DELIVERY OF RESTRICTED SHARES. Unless otherwise determined by the Committee, the Company shall transfer from its authorized but unissued Shares to each Participant receiving a Restricted Share Bonus, the number of Shares specified in the Bonus, and shall hold the certificates representing such Shares for the Participant for the period during which such Shares are subject to the restrictions provided by the Committee (the "Restricted Period"). Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by a Participant during the Restricted Period, except as hereinafter provided. Except for the restrictions set forth herein and unless otherwise determined by the Committee, a Participant shall have all the rights of a stockholder with respect to his or her Restricted Shares, including but not limited to the right to vote and the right to receive dividends (which if in Shares shall be restricted under the same terms and conditions as the Shares to which they relate).

     (c) LEGEND. Each certificate for Shares transferred or issued to a Participant under a Restricted Share Bonus shall be registered in the name of the Participant and shall bear the following (or a similar) legend:

          "THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE PXRE GROUP LTD. RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN (THE "PLAN") APPLICABLE TO RESTRICTED SHARES AND TO THE RESTRICTED SHARE AGREEMENT DATED
                    (THE "AGREEMENT"), AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR ENCUM-

     BERED IN ANY MANNER DURING THE RESTRICTED PERIOD SPECIFIED IN SUCH AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

     (d) LAPSE OF RESTRICTED PERIOD. The Restricted Period shall commence upon the award of the Restricted Share Bonus and, unless sooner terminated as otherwise provided herein, shall continue for such period of time as specified by the Committee in the Restricted Share Agreement. Notwithstanding anything in the Plan which may be construed to the contrary, the Restricted Period shall continue for a period of not less than three (3) years (unless sooner terminated pursuant to subparagraphs (e) or (h) hereof); provided, however, that the restrictions may lapse ratably during the Restricted Period.

     (e) RETIREMENT, DEATH OR DISABILITY. Unless the Committee shall otherwise provide in the Restricted Share Agreement (and subject to subparagraph (i) hereof), the Restricted Period covering all Shares transferred to a Participant under the Plan shall immediately lapse upon such Participant's termination of employment due to Retirement, death or Permanent Disability.

     (f) TERMINATION OF EMPLOYMENT. Unless the Committee shall otherwise provide in the Restricted Share Agreement, if a Participant ceases to be employed by the Company other than due to Retirement, death or Permanent Disability, all Shares owned by such Participant for which the Restricted Period has not lapsed shall revert back to the Company upon such termination and shall be available for grant in subsequent Restricted Share awards. Authorized leave of absence or absence in military service shall constitute employment for this purpose.

     (g) WAIVER OF FORFEITURE PROVISIONS. The Committee, in its sole and absolute discretion (but subject to the provisions of subsection (i) hereof), may waive the forfeiture provisions in respect of all or some of the Shares awarded to a Participant.

     (h) CHANGE OF CONTROL; DELISTING. Subject to subparagraph (i) hereof, upon the earlier of (i) a Change of Control of the Company (as defined below), or
(ii) the Shares of the Company ceasing to be publicly traded, any remaining Restricted Period on the Shares shall immediately lapse.

     For the purposes hereof, a "Change of Control" of the Company shall be deemed to have occurred if:

          (1) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Company and other than Phoenix Mutual Life Insurance Company or an affiliate thereof, becomes the "beneficial owner" (as determined for purposes of Regulation 13-D under the Exchange Act as currently in effect), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (2) the stockholders of the Company approve (A) any merger or consolidation of the Company with any other corporation, other than a merger or consolidation with Transnational Re Corporation in which the Company is the surviving entity or a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) any sale or other disposition (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

          (3) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company; or

          (4) during any period of two consecutive years (not including any period prior to March 19, 1992), individuals who at the beginning of such period constitute the entire Board of Directors of the Company and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.

     (i) EXCHANGE ACT LIMITATIONS. In the case of any Participant subject to the reporting requirements of Section 16 of the Exchange Act, no Shares received under a Restricted Share Bonus may be sold, assigned, pledged or otherwise transferred for the period of time after the date such Bonus was granted as may be applicable to the Participant under Rule 16b-3.

     (j) ISSUANCE OF NEW CERTIFICATES. Upon the lapse of the Restricted Period with respect to any Shares, such Shares shall no longer be subject to the restriction imposed in the Restricted Share Agreement, and the Company shall issue new share certificates representing such shares registered in the name of the Participant without the legend described in subparagraph (c) in exchange for those previously issued.

     (k) WITHHOLDING TAX. Upon the lapse of the Restricted Period for any Shares (or such other date on which Shares issued to a person subject to the reporting requirements of Section 16 of the Exchange Act cease to be subject to restrictions under that Act for purposes of Section 83(c) of the Code), the Company shall withhold from the Participant's Shares a sufficient whole number of Shares with a value not in excess of the amount which the Company is required to withhold under any applicable Federal or other tax law and may withhold the remaining amount necessary to pay the tax from other compensation due to the Participant or require the Participant to pay such remainder to the Company in cash prior to releasing the new certificates. Any Shares received in payment of taxes shall not be available for use in subsequent Restricted Share Bonus awards.

     5.9 DEFERRAL ELECTION FOR CASH BONUS.

     (a) A Participant may, with the approval of the Committee, irrevocably elect, by written notice filed with the Committee before the beginning of the Fiscal Year in question or, in the case of the Fiscal Year beginning January 1, 1992, within 30 days after the approval of the Plan by the Board of Directors, to have all or any portion of the Cash Bonus which may become payable under
Section 5.5, deferred to the termination of his or her employment with the Company or an Affiliate or such other future date or dates as he or she may designate. Upon receipt of such election the Committee shall establish an unfunded account for the Participant and credit to it the portion of the Cash Bonus specified in the election. Earnings (or losses) on the balance in such unfunded account shall be credited to such account's balance in an amount equal to the earnings (or losses) on the fund or funds of the Company's 401(k) Plan designated by the Participant from time to time.

     (b) On or about the future date elected by the Participant, the Committee shall certify the amount of such account, with earnings (or losses) as provided above, to the Company or Affiliate which is the Participant's principal employer for payment to the Participant in cash in three equal annual payments with earnings (or losses) on the unpaid portion to the date of payment as provided above. The Participant by written notice filed with the Committee at least 12 months before such future date may request that his account be paid in a different manner. The Committee may approve such request at its discretion, applied on a uniform and nondiscriminatory basis, and shall then certify such method to the appropriate employer. If the Participant dies or incurs a Permanent Disability before such future date the Committee shall determine the amount of his account, with earnings (or losses) as provided above, and shall certify such amount to the appropriate employer for payment to the Participant or his or her estate, as the case may be, in cash in three annual payments, with earnings (or losses) on the unpaid portion to the date of payment as provided above. The Participant or his estate, as the case may be, may request that the account be paid in a different manner by written notice filed with the Committee within 60 days following such date of Disability or death, as the case may be, and the Committee may approve such request at its discretion.

     (c) If the Participant incurs a substantial financial hardship prior to such future date, he or she may apply to the Committee for payment of the portion of his or her account which is necessary to meet such hardship. The Committee may, in its discretion applied on a uniform and nondiscriminatory basis, approve such application and, if it does so, it shall certify to the Participant's principal employer the amount to be paid to the Participant in cash in a single sum payment and shall cancel a corresponding portion of the account.

     (d) All payments made under this Section 5.9 shall be reduced by such amounts as the Company may deem necessary for federal and other withholding taxes.

SECTION 6.  GENERAL PROVISIONS

     6.1 ADJUSTMENTS DUE TO MERGERS, CONSOLIDATIONS, ETC. In the event of any merger, consolidation, reorganization, combination or other corporate change, or any material changes in accounting practices, in tax law or interpretation or in Company strategy, the Committee shall make such substitution or adjustment, if any, in Return on Equity as shall be necessary and equitable to preserve the intent of the Plan. The Committee may rely on the recommendations regarding such adjustments which are made by the Company's independent public accountants.

     6.2 ASSIGNMENT. No benefit which shall be payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge.

     6.3 ADMINISTRATION EXPENSES. The entire expense of administering the Plan shall be borne by the Company and shall be a charge against Net Income.

     6.4 EFFECT ON OTHER PLANS. Bonus payments under the Plan shall not be regarded as compensation for other employee benefits provided by the Company or an Affiliate, such as group life insurance, long-term disability coverage and pension benefits.

     6.5 OTHER CONDITIONS.

     (a) The Board may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan; provided, however, that without the consent and approval of the holders of the specified percentage of the outstanding Shares required under Section 162(m), the Board shall not make any amendment that requires such consent and approval; provided, further, that except as provided in Section 6.1, without further approval by the holders of a majority of the outstanding shares of the Company entitled to vote, no amendment shall be made to the Plan which (i) materially increases the benefits accruing to Participants, (ii) increases the number of Shares which may be issued under the Plan, or (iii) materially modifies the requirements for Participants to participate in the Plan.

     (b) With the written consent of the Participant affected thereby, the Committee may amend or modify any Bonus in any manner not inconsistent with the terms of the Plan.

     (c) Nothing contained in the Plan shall prohibit the Company or an Affiliate from establishing other additional incentive compensation arrangements for one or more employees of the Company or an Affiliate.

     (d) Nothing in the Plan shall be deemed to give any Participant the right to remain employed by the Company or any Affiliate or to limit, in any way, the right of the Company or of an Affiliate to terminate, or to change the terms of, a Participant's employment with the Company or such Affiliate at any time.

     (e) Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation or effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     (f) In the administration of the Plan, no member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving such member's gross negligence or willful misconduct, or (ii) by any other member or by any officer, agent or employee.

     (g) The Plan shall be unfunded and the obligations under the Plan shall not be secured by any security interest, pledge or encumbrance on any property of the Company or any Affiliate. In the event of the termination of the Plan, the remaining credit balance in the Future Bonus Pool, if any, shall be distributed by the Company to Participants in cash on a pro rata basis as follows: with respect to each such Participant, the credit balance in the Future Bonus Pool at the time of termination (if any) shall be multiplied by a fraction, the numerator of which is the Target Bonus Percentage for the Participant's position for the Fiscal Year of Plan termination (as set forth in Exhibit A hereto) multiplied by the Participant's Base Compensation for such Fiscal Year, and the denominator of which is the amount of the Target Bonus Pool for such Fiscal Year.

     (h) No payment obligation under the Plan shall bear any interest, except as provided in Sections 5.4 and 5.9(a).

     (i) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

     (j) The Plan shall be governed by and construed in accordance with the laws of New York.

SECTION 7.  EFFECTIVE DATE

The Plan was originally adopted by the Board of Directors of PXRE Corporation, a Delaware corporation, and became effective for fiscal years beginning on and after January 1, 1992.(2)

---------------

(2) The Plan was approved by the affirmative vote of the holders of a majority of the outstanding shares of PXRE Corporation common stock present in person or represented by proxy at the 1992 Annual Meeting of Stockholders of PXRE Corporation. See Footnote 1.

                                                                       EXHIBIT A

                                                                TARGET
                                                                BONUS
POSITION                                                      PERCENTAGE
--------                                                      ----------
SENIOR OFFICER BONUS POOL
  Chief Executive Officer...................................      70%
  Executive Vice Presidents.................................      55
  Senior Vice Presidents....................................      50
  Vice Presidents...........................................      45
JUNIOR OFFICER BONUS POOL
  Assistant Vice Presidents and Controller..................      35
  Assistant Secretaries and Assistant Treasurers............      25
OTHER EMPLOYEE BONUS POOL
  All other employees.......................................      10

                                PXRE GROUP LTD.

                 RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN
                                PAYMENT ELECTION

PXRE Group Ltd.
Suite 231, 12 Church Street
Hamilton HM 11, Bermuda

Dear Sir:

     Pursuant to the Plan, I elect to have the Cash Bonus, if any, to which I may become entitled for the Fiscal Year ending December 31, 20 to be paid to me as follows:

          1. Immediate Payment: (You must complete this.)

             % (insert 0, 35, 70 or 100%) of such Bonus as soon as it is determined following the end of the Fiscal Year.

          2. Deferred Payment: (If you have elected immediate payment of 100%, you do not need to complete this.)

     The remainder shall be paid:

        [ ] (a) Commencing on              , 20  (insert specific date, such as
                January 10, 2000).

        [ ] (b) Commencing within 1 month following termination of my employment with PXRE Group Ltd. (the "Company") and any Affiliate.

        [ ] (c) Commencing on January 5 of the calendar year following termination of my employment with the Company and any Affiliate.

        [ ] (d) Commencing upon the earlier of (a) or (b) or upon the earlier of
                (a) or (c). (If you check this box, you must check and complete
                (a) and check either (b) or (c)).

     I understand that the deferred portion, plus earnings (or losses), will be paid to me in three annual installments beginning on the date selected above, except that at any time before such date I may request the Committee to approve a hardship payment or not later than 12 months before such date I may request the Committee to make payment in a different manner. The Committee is not required to approve such requests.

     I understand that if I die before my Cash Bonus, if any, is entirely paid, the rest will be paid to my estate.

                                          --------------------------------------
                                                        Signature

                                          Print Name
                                                     ---------------------------

                                          Soc. Sec. No.
                                                        ------------------------

Approved by the Committee:

By
  --------------------------------------------------

Date:
     ---------------------------------------------

                                                                      APPENDIX B

                                PXRE GROUP LTD.

                          1992 OFFICER INCENTIVE PLAN
                            AS AMENDED AND RESTATED
                                (MARCH 30, 2000)

SECTION 1.  GENERAL PROVISIONS

     1.1 NAME AND GENERAL PURPOSE. The name of this plan is the PXRE Group Ltd. 1992 Officer Incentive Plan (hereinafter called the "Plan"). The purpose of the Plan is to enable PXRE Group Ltd. (the "Company") and its affiliates to retain and attract officers who contribute to the success of the Company by their ability, ingenuity and industry, and to enable such officers to participate in the growth of the Company by giving them a proprietary interest in the Company.(1)

     1.2 DEFINITIONS.

     (a) "AFFILIATE" means any corporation or other entity as to which the Company possesses a direct or indirect ownership interest and has power to exercise control, including a Subsidiary.

     (b) "BOARD" means the Board of Directors of the Company.

     (c) "CHANGE OF CONTROL" has the meaning provided in Section 4.2(c) of the Plan.

     (d) "CODE" means the Internal Revenue Code of 1986, as amended.

     (e) "COMPANY" means PXRE Group Ltd. (or any successor corporation).

     (f) "COMMITTEE" means the Committee referred to in Section 1.3 of the Plan. The functions of the Committee specified in the Plan may also be exercised by the Board (without regard to whether directors are "non-employee directors" within the meaning of Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act")). Notwithstanding the foregoing, with respect to a Participant who is likely to be a "covered employee" at the end of the fiscal year in which an Option is exercised for purposes of Section 162(m) of the Code, the functions of the Committee specified in the Plan that must be exercised by "outsider directors" under Section 162(m) shall be exercised only by a committee appointed by the Board that consists of two or more "outside directors" (as defined in the interpretative regulations).

     (g) "FAIR MARKET VALUE" as of any day means the average of the high and low prices per share quoted for Shares on the New York Stock Exchange on such date. If the Shares are not publicly traded, Fair Market

---------------

(1) The Plan was originally a plan of PXRE Corporation, a Delaware corporation ("PXRE Corp."), which provided, among other things, for the grant of PXRE Corp. common stock. Pursuant to an Agreement and Plan of Merger dated as of July 7, 1999 among the Company, PXRE Corp. and PXRE Merger Corp., PXRE Corp. reorganized so that, among other things, the Company, a Bermuda corporation, became the parent holding company for PXRE Corp. As a result of the reorganization, each outstanding share of PXRE Corp. under the Plan was automatically converted into one common share of the Company. Additionally, pursuant to the reorganization, the Company assumed all of the obligations of PXRE Corp. under the Plan.

Value shall be determined by the Committee in a manner consistent with the requirements of Section 422(b)(4) of the Code.

     (h) "OPTION" means any option to purchase Shares under Section 2 of the Plan.

     (i) "PARTICIPANT" means any officer of the Company or of an Affiliate who is selected by the Committee to participate in the Plan.

     (j) "PERMANENT DISABILITY" means a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

     (k) "PLAN" means the PXRE Group Ltd. 1992 Officer Incentive Plan.

     (l) "RESTRICTED PERIOD" has the meaning provided in Section 3.2(a) of the Plan.

     (m) "RESTRICTED SHARE" has the meaning provided in Section 3 of the Plan.

     (n) "RETIREMENT" means separation from the Company or an Affiliate with the consent of the Company or Affiliate.

     (o) "SHARES" mean the common shares, par value $1.00 per share, of the Company.

     (p) "SUBSIDIARY" means any corporation as to which the Company owns directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of its stock.

     1.3 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, which shall consist of two or more members appointed by the Board who are "non-employee directors" within the meaning of Rule 16b-3 and, as applicable, are "outside directors" for purposes of Section 162(m) of the Code. The Committee shall serve at the pleasure of the Board and have such powers as the Board may, from time to time, confer upon it. Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and to correct any defect, supply any omission or reconcile any inconsistency in the Plan. Any decision or action taken by the Board (or any members thereof) or the Committee arising out of or in connection with the construction, administration, interpretation or effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     Members of the Committee shall not receive compensation for their services as members but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, appraisers, brokers or other persons. The Committee, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or evaluations of any such persons. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, taken by any other member or by an officer, agent or employee, nor for anything done or omitted to be done by such director except resulting from his own gross negligence or willful misconduct.

     The Committee shall keep minutes of its meetings and of actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

     1.4 ELIGIBILITY. All officers of the Company or any Affiliate which are selected by the Committee shall be Participants in the Plan.

     1.5 SHARES SUBJECT TO THE PLAN.  Subject to adjustment as provided in
Section 4.1, the aggregate number of Shares (i) to be issued upon exercise of all Options granted pursuant to the Plan and (ii) to be awarded as Restricted Shares pursuant to the Plan shall not exceed 2,750,000. Such Shares may be authorized but unissued Shares or treasury Shares. Shares subject to, but not issued under, any Option terminating or expiring for any reason prior to its exercise in full, or Restricted Shares which are forfeited prior to the lapse of the Restricted Period, will again be available for Options or Restricted Share awards thereafter granted during the balance of the term of the Plan.

     1.6 AUTHORITY OF COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine (i) the Participants to whom Options and Restricted Shares shall be granted; (ii) the number of Shares to be covered by each grant; (iii) the time or times at which Options shall be granted and exercisable; (iv) the time or times at which Restricted Shares shall be granted and become nonforfeitable; and (v) the conditions and limitations, if any, in addition to or in substitution of those set forth in Sections 2, 3 and 4 hereof, applicable to the exercise of an Option or vesting of Restricted Shares, including, without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of Shares acquired upon exercise of an Option or receipt of Restricted Shares. It is contemplated that grants of Options and/or Restricted Shares shall be granted no more frequently than annually.

SECTION 2.  OPTIONS

     2.1 TYPES OF OPTIONS. Options granted under the Plan may be of two types, a non-qualified stock option ("Non-Qualified Option"), and an incentive stock option ("Incentive Stock Option"). The Committee shall have the authority to grant Non-Qualified Options, or to grant Incentive Stock Options, or to grant both types of Options to any Participant, provided, however, that only Participants employed by the Company or a Subsidiary shall receive Incentive Stock Options. To the extent that any Option is not designated as an Incentive Stock Option, it shall constitute a separate Non-Qualified Option.

     It is intended that the Incentive Stock Options granted hereunder shall constitute incentive stock options within the meaning of Section 422(b) of the Code and shall be subject to the tax treatment described in Section 421 of the Code. Anything in the Plan to the contrary notwithstanding, no provision of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code.

     2.2 OPTION PRICE. The price of Shares purchased upon exercise of Options granted pursuant to the Plan (including Non-Qualified Options) shall be no less than the Fair Market Value thereof as of the date that the Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of the stock of the Company or a Subsidiary and an Option granted to such employee is intended to qualify as an Incentive Stock Option within the meaning of Section 422(b) of the Code, the option price shall be no less than 110% of the Fair Market Value of the Shares on the date the Option is granted. Except as set forth in Section 4.1, Options granted under the Plan may not be repriced.

     The purchase price, plus any required Federal income tax or other withholding amount, shall be paid in full in cash or by certified check or, if authorized by the Committee in the Stock Option Agreement, Shares of the Company when the Option is exercised, and certificates evidencing Shares will be delivered only against such payment.

     The Committee may provide in the Stock Option Agreement that an optionee may satisfy the Company's withholding tax requirements by electing to have the Company withhold Shares otherwise issuable to the optionee which have a Fair Market Value on the Tax Date equal to or less than the amount required to be withheld. The difference, if any, between the withholding amount and the Fair Market Value of the Shares retained by the Company in satisfaction thereof must be paid in cash by the Participant. The election shall be irrevocable and shall be subject to the approval of the Committee. For this purpose, "Tax Date" means the date which tax is determined due to the exercise of a Non-Qualified Option. Any Shares withheld in payment of taxes shall not be available for use in subsequent Option grants or Restricted Share awards.

     2.3 STOCK OPTION AGREEMENTS. Options shall be evidenced by agreements ("Stock Option Agreements") on the terms and conditions set forth in the Plan and on such other terms and conditions as the Committee may deem advisable. Each Stock Option Agreement shall specify the number of Shares subject to the Option, the date or dates on which such Option shall become exercisable, the expiration date of such Option, the designation of such Option as an Incentive Stock Option or a Non-Qualified Option, the exercise price of such Option and the date of the grant of the Option.

     2.4 NON-QUALIFIED OPTIONS.

     (a) TERM OF OPTION. Each Non-Qualified Option shall be for a term of not more than ten years from the date of grant.

     (b) EXERCISE.

          (i) Subject to Section 4.2 and the Committee's discretion, each Non-Qualified Option by its terms shall require the optionee to remain in the continuous employ of the Company or an Affiliate for at least one year from the date of grant of the Option before the option shall be exercisable, except in the event that the optionee's employment with the Company or Affiliate terminates as a result of Retirement, Permanent Disability or death.

          (ii) Subject to the Committee's discretion, a Non-Qualified Option shall not be exercisable by the optionee unless, at the time of exercise, such optionee is an employee of the Company or an Affiliate, except that, upon termination of employment with the Company or Affiliate, the optionee may exercise an Option (1) to the extent of any unexercised Shares, whether or not the optionee was entitled to do so at the termination of his employment, at any time within three years thereafter if the termination of employment results from Retirement or Permanent Disability, or (2) to the extent that the optionee was entitled to do so at the termination of his employment, at any time within three months thereafter if the termination of employment results from a cause other than Retirement, Permanent Disability or death.

          (iii) Subject to the Committee's discretion, in the event of the death of an optionee while an employee of the Company or an Affiliate, such optionee's estate or any person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee may exercise such optionee's Option to the extent of all unexercised Shares, whether or not the optionee was entitled to do so at the time of his death, at any time within three years following his date of death.

          (iv) Subject to the Committee's discretion, if the optionee dies within three months after termination of employment with the Company or any Affiliate other than resulting from Retirement or Permanent Disability or within three years after such termination in the case of Retirement or Permanent

     Disability, such optionee's estate or any person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee may exercise (to the extent that the optionee was entitled to do so at the termination of his employment) such optionee's Option at any time within the period ending on the later of (1) the last day of the period within which the optionee could have exercised such option but for his death or (2) the first anniversary of the optionee's death.

          (v) Notwithstanding any of the foregoing, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Stock Option Agreement.

     (c) TRANSFERABILITY. Non-Qualified Options shall not be transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or, if legally incapacitated, by the optionee's duly appointed guardian or legal representative.

     (d) VESTING. The Committee may, in its sole discretion, provide for the vesting schedule, if any, applicable to the Option, in an optionee's Stock Option Agreement. The Committee may also, in its sole discretion, permit the acceleration of the time to exercise the Option or any installments thereof.

     2.5 INCENTIVE STOCK OPTIONS.

     (a) TERM OF OPTION. Except as otherwise provided herein, each Incentive Stock Option shall be for a term of not more than ten years from the date of grant, except that if any employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Option shall be no more than five years from the date of grant.

     (b) ANNUAL LIMIT. The aggregate Fair Market Value of the Shares (determined as of the date of grant) with respect to which Options intended to be and designated as Incentive Stock Options under the Plan (or any other stock option plan of the Company or any Subsidiary) are exercisable for the first time by any employee in any calendar year shall not exceed $100,000.

     (c) EXERCISE.

          (i) Subject to Section 4.2 and the Committee's discretion, each Incentive Stock Option by its terms shall require the optionee to remain in the continuous employ of the Company or an Affiliate for at least one year from the date of grant of the Option before the Option shall be exercisable, except in the event that the optionee's employment with the Company or Affiliate terminates as a result of Retirement, Permanent Disability or death.

          (ii) Subject to the Committee's discretion, an Incentive Stock Option shall not be exercisable by the Optionee unless, at the time of exercise, such optionee is an employee of the Company or an Affiliate except that upon termination of employment with the Company or Affiliate the optionee may exercise an Incentive Stock Option (1) to the extent of all unexercised Shares, whether or not the optionee was entitled to do so at the termination of his employment, at any time within three years thereafter if the termination of his employment results from Retirement or Permanent Disability, or (2) to the extent that the optionee was entitled to do so at the termination of his employment, at any time within three months thereafter if the termination of employment results from a cause other than Retirement, Permanent Disability or death. However, the Committee shall advise the optionee that, under current law, the exercise of an Incentive Stock Option will be treated for federal income tax purposes as an exercise of a Non-Qualified Option if he exercises the option (A) more than three months after the termination of his employment with the Company or a Subsidiary other than by reason of Permanent Disability or death, or

     (B) more than one year after the termination of his employment with the Company or a Subsidiary by reason of Permanent Disability.

          (iii) Subject to the Committee's discretion, in the event of the death of an optionee while an employee of the Company or an Affiliate, such optionee's estate or any person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee may exercise such optionee's Option to the extent of all unexercised Shares, whether or not the optionee was entitled to do so at the time of his death, at any time within three years following his date of death.

          (iv) Subject to the Committee's discretion, if the optionee dies within three months after termination of employment with the Company or any Affiliate other than resulting from Retirement or Permanent Disability or within three years after such termination in the case of Retirement or Permanent Disability, such optionee's estate or any person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee may exercise (to the extent that the optionee was entitled to do so at the termination of his employment) such optionee's Option at any time within the period ending on the later of (1) the last day of the period within which the optionee could have exercised such Option but for his death or (2) the first anniversary of the optionee's death. However, the Committee shall advise the optionee or other person entitled hereunder to exercise the Option, that, under current law, if he was not an employee of the Company or a Subsidiary either at the time of his death or within three months before such time, the exercise by his estate or the person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee will be treated for federal income tax purposes as the exercise of a Non-Qualified Option.

          (v) Notwithstanding any of the foregoing, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Stock Option Agreement.

     (d) TRANSFERABILITY. Incentive Stock Options shall not be transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or, if legally incapacitated, by the optionee's duly appointed guardian or representative.

     (e) VESTING. The Committee may, in its sole discretion, provide for the vesting schedule, if any, applicable to the Option, in an optionee's Stock Option Agreement. The Committee may, in its sole discretion, permit the acceleration of the time to exercise an Option or any installments thereof.

     2.6 STATUS OF OPTIONEES. An optionee shall not be, nor have any of the rights or privileges of, a holder of Shares purchasable upon the exercise of an Option unless and until certificates representing such Shares have been issued to such optionee.

     2.7 MAXIMUM AWARD. The maximum number of Shares for which Options may be awarded to any Participant in any fiscal year of the Company shall be 100,000 Shares.

SECTION 3.  RESTRICTED SHARES

     3.1 RESTRICTED SHARE GRANTS. All Restricted Shares shall be subject to the following terms and conditions and to any other terms and conditions not inconsistent with the Plan as may be prescribed by the Committee in its sole discretion and contained in the agreement between the Company and the Participant relating to such Shares (the "Restricted Share Agreement").

     3.2 RESTRICTED SHARE AGREEMENT.

     (a) DELIVERY OF RESTRICTED SHARES. Unless otherwise determined by the Committee in its sole discretion, the Company shall transfer from its treasury Shares or from its authorized but unissued Shares to each Participant receiving a Restricted Share award, the number of Shares specified in the Restricted Share Agreement, and shall hold the certificates representing such Shares for the Participant for the period during which such Shares are subject to the restrictions provided by the Committee in the Restricted Share Agreement (the "Restricted Period"). Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by a Participant during the Restricted Period, except as hereinafter provided. Except for the restrictions set forth herein and unless otherwise determined by the Committee, a Participant shall have all the rights of a stockholder with respect to his or her Restricted Shares, including but not limited to the right to vote and the right to receive dividends (which if in Shares shall be restricted under the same terms and conditions as the Shares to which they relate).

     (b) LEGEND. Each certificate for Shares transferred or issued to a Participant under a Restricted Share Agreement shall be registered in the name of the Participant and shall bear the following (or a similar) legend:

          "THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE PXRE GROUP LTD. 1992 OFFICER INCENTIVE PLAN (THE "PLAN") APPLICABLE TO RESTRICTED SHARES AND TO
     THE RESTRICTED SHARE AGREEMENT DATED                (THE "AGREEMENT"), AND
     MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR ENCUMBERED IN ANY MANNER DURING THE RESTRICTED PERIOD SPECIFIED IN SUCH AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

     3.3 LAPSE OF RESTRICTED PERIOD. The Restricted Period shall commence upon the award of Restricted Shares and, unless sooner terminated as otherwise provided herein, shall continue for such period of time as specified by the Committee in the Restricted Share Agreement. Notwithstanding anything in the Plan which may be construed to the contrary, the Restricted Period shall continue for a period of not less than three (3) years (unless sooner terminated pursuant to subparagraph (a) hereof or Section 4.2(a) of the Plan); provided, however, that the restrictions may lapse ratably during the Restricted Period.

     (a) RETIREMENT, DEATH OR DISABILITY. Unless the Committee shall otherwise provide in the Restricted Share Agreement (and subject to Section 3.3(c) and (d) hereof), the Restricted Period covering all Shares transferred to a Participant under the Plan shall immediately lapse upon such Participant's termination of employment due to Retirement, death or Permanent Disability.

     (b) TERMINATION OF EMPLOYMENT. Unless the Committee shall otherwise provide in the Restricted Share Agreement, if a Participant ceases to be employed by the Company other than due to Retirement, death or Permanent Disability, all Shares owned by such Participant for which the Restricted Period has not lapsed shall revert back to the Company upon such termination and shall be available for grant in subsequent Restricted Share awards. Authorized leaves of absence or absence in military service shall constitute employment for this purpose.

     (c) WAIVER OF FORFEITURE PROVISIONS. The Committee, in its sole and absolute discretion (but subject to the provisions of Section 3.3(d) hereof), may waive the forfeiture provisions in respect of all or some of the Restricted Shares awarded to a Participant.

     (d) EXCHANGE ACT LIMITATIONS. In the case of any Participant subject to the reporting requirements of Section 16 of the Exchange Act, no Shares received under a Restricted Share award may be sold, assigned, pledged or otherwise transferred for the period of time after the date such Restricted Share award was granted as is specified in Rule 16b-3, if applicable.

     (e) ISSUANCE OF NEW CERTIFICATES. Upon the lapse of the Restricted Period with respect to any Shares, such Shares shall no longer be subject to the restriction imposed in the Restricted Share Agreement, and the Company shall issue new share certificates respecting such shares registered in the name of the Participant without the legend described in Section 3.2(b) in exchange for those previously issued.

     3.4 WITHHOLDING TAX. Upon the lapse of the Restricted Period for any Shares, the Company shall withhold from the Participant's Shares sufficient Shares to cover the amount which the Company is required to withhold under any applicable Federal or other tax law. The number of Shares withheld shall be the number of whole Shares the value of which, based on the Fair Market Value of the Shares on the day the Restricted Period lapses, does not exceed the applicable withholding tax. The Company may withhold any remaining amount required to satisfy its withholding tax requirement from other compensation due to the Participant or may require the Participant to give the Company a check for such amount before delivering new certificates. Any Shares withheld in payment of taxes shall not be available for use in subsequent Option grants or Restricted Share awards.

SECTION 4. OTHER PROVISIONS

     4.1 ADJUSTMENTS IN AUTHORIZED SHARES AND IN OUTSTANDING OPTIONS. In the event the outstanding Shares are increased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination of Shares or other corporate change, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of Shares or other securities as to which Options or Restricted Share awards may be granted under
Section 1.5 and in the number of Shares or the exercise price under unexercised Options granted prior to such change.

     In the case of any such substitution or adjustment, the aggregate Option price in each Stock Option Agreement of all the Shares covered thereby prior to such substitution or adjustment shall be the Option price for all the shares or other securities substituted for such Shares or to which such Shares are adjusted, and the Option price per share after such substitution or adjustment shall be determined accordingly; provided, however, that no such determination shall obligate the Company to issue or sell fractional shares or other securities.

     4.2 ACCELERATION AND SETTLEMENT ON CERTAIN CHANGES.

     (a) ACCELERATION. Notwithstanding any other provisions of the Plan, upon the earlier of (i) a "Change of Control" of the Company (as defined below), or
(ii) the Shares of the Company ceasing to be publicly traded, any unexercised portion of an Option shall become exercisable, and any Restricted Period with respect to Restricted Shares shall lapse.

     (b) OPTIONAL SURRENDER RIGHTS.

          (i) The Committee may, in its sole discretion, grant to optionees who are subject to Section 16(b) of the Exchange Act in conjunction with Options, either at the time of grant or, with the consent of the optionee, by amendment thereafter, the right to elect up to 60 days following a Change of Control (other than where a person becomes a person described in Section 4.2(c)(i) after March 19, 1992, by acquiring from Phoenix Home Life Mutual Insurance Company or an affiliate ("Phoenix Home Life") in a private transaction Shares equal to the number of shares owned by Phoenix Home Life on March 19, 1992) to surrender all or part of his or her Options and to receive a cash payment equal to the greater of (A) the excess of the fair market value of the Shares subject to the Options surrendered over the exercise price for such Shares, or (B) except for Incentive Stock Options, the excess of the per Share net worth (determined in accordance with generally accepted accounting principles consistently applied as of the close of the Company's next preceding fiscal year) of the Shares to which the surrendered Option or portion thereof pertains on the date of surrender over the per Share net worth of such Shares on the date that the Option was granted. For this purpose, "fair market value" with respect to Shares subject to Non-Qualified Options means the higher of (1) the highest weekly weighted average trading price for the Shares during a calendar week which is included in the 90-day period ending on the date of such election and in which the average weekly reported volume of trading in the Shares is equal to or greater than the mean of the weekly reported volumes of trading in the Shares during such 90-day period, or (2) if the Change of Control occurs as a result of a transaction described in Section 4.2(c)(i), the highest price per share shown on Schedule 13D or an amendment thereto filed pursuant to Section 13(d) of the Exchange Act by any person (as defined in Section 4.2(c)(i) holding 30% or more of the combined voting power of the Company's then outstanding voting securities, or (C) if the Change of Control occurs as a result of shareholder approval of a transaction described in Section 4.2(c)(ii), the highest price paid or to be paid per share pursuant to such transaction as determined by the Committee. With respect to Shares subject to an Incentive Stock Option, "fair market value" means Fair Market Value as provided in Section 1.2(g). Payment of such amount, less applicable withholding taxes, shall be made by the Company to the optionee in cash, subject to the applicable provisions of Rule 16b-3 under the Exchange Act as then in effect, promptly upon the receipt by the Committee of the optionee's election.

          (ii) An optionee may, if at the time of the grant or, with the consent of the optionee, by amendment thereafter, the Committee so determines in its sole discretion, elect up to 60 days following the date the Shares cease to be publicly traded (except where the stock is delisted due to fraud or other misconduct of the Company's management) to surrender all or part of his Options and to receive a cash payment equal to the greater of
     (A) the excess of the fair market value of the Shares subject to such surrendered Options over the exercise price for such Shares, or (B) except for Incentive Stock Options, the amount determined using the per Share net worth valuation method in Section 4.2(b)(i) as of the surrender date. For this purpose, "fair market value" means the highest weekly weighted average trading price for the Shares during a calendar week which is included in the 90-day period ending on the date the Shares cease to be publicly traded and in which the average weekly reported volume of trading in the Shares is equal to or greater than the mean of the weekly reported volumes of trading in the Shares during such 90-day period, except that with respect to Shares which are subject to an Incentive Stock Option it shall mean Fair Market Value as provided in Section 1.2(g) on the date of surrender. Payment of such amount, less applicable withholding taxes, shall be made by the Company in cash promptly upon the receipt by the Committee of the optionee's election.

          (iii) If an optionee does not make an election under part (i) or (ii) on or before the 60th day following a Change of Control described in
     Section 4.2(c)(ii) or (iii) or the date the Shares cease to be publicly traded (except where the stock is delisted due to fraud or other misconduct of the Company's management), as the case may be, the optionee shall be deemed to have made such an election as of such 60th day, he shall receive the cash payment which he would have received had he made an election on such date, all of his Options and surrender rights shall be deemed to have been canceled as of such date, and his sole right under the Plan shall be to receive such cash payment, subject to applicable withholding taxes. In the case of an optionee who does not have an election under part (i) and whose Option is unexercised in whole or part on the 60th day following a Change of Control described in
     Section 4.2(c)(ii) or (iii), the optionee shall receive a cash payment with respect to his unexercised Option determined under the foregoing as if he had an election, and had made it, on such 60th day, and his rights under the Plan thereafter shall solely be those provided to an optionee subject to the first sentence in this part (iii).

          (iv) An optionee who is subject to Section 16(b) of the Exchange Act may not exercise an election under this subsection (b) in any manner which is not in compliance with Rule 16b-3(e).

          (v) An election shall not be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee or, if legally incapacitated, by the optionee's duly appointed guardian or representative.

     (c) CHANGE OF CONTROL. For the purposes hereof, a "Change of Control" of the Company shall be deemed to have occurred if:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company and other than Phoenix Home Life or an affiliate thereof) becomes the "beneficial owner" (as determined for purposes of Regulation 13-D under the Exchange Act as currently in effect), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (ii) the stockholders of the Company approve (A) any merger or consolidation of the Company with any other corporation, other than a merger or consolidation with Transnational Re Corporation in which the Company is the surviving entity or a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) any sale or other disposition (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

          (iii) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company; or

          (iv) during any period of two consecutive years (not including any period prior to March 19, 1992), individuals who at the beginning of such period constitute the entire Board of Directors of the Company and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.

     4.3 NON-ALIENATION OF BENEFITS. Except as herein specifically provided, no Option, no Restricted Share, and no right or interest under the Plan shall be subject to transfer, assignment, pledge, charge or other alienation, whether voluntary or involuntary, and any attempt to transfer, assign, pledge, charge or otherwise alienate the same shall be null and void and of no effect. If any Participant or other person entitled to benefits hereunder should attempt to assign, pledge, charge or otherwise alienate any right or interest hereunder, then such benefits shall, in the discretion of the Committee, cease.

     4.4 ADMINISTRATION EXPENSES. The Company shall bear the entire expense of administering the Plan.

     4.5 AMENDMENT. The Board or the Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan; provided, however, without an optionee's approval, no change may be made which would prevent an Incentive Stock Option granted under the Plan from qualifying as an Incentive Stock Option under Section 422 of the Code, result in a "modification" of the Incentive Stock Option under Section 424(h) of the Code or otherwise adversely alter or impair any right granted to any Participant prior to such action; provided, further, except as provided in Section 4.1, that without further approval by the holders of a majority of the outstanding Shares of the Company entitled to vote thereon, no amendment shall be made to the Plan which
(i) materially increases the benefits accruing to Participants, (ii) increases the number of Shares which may be issued under the Plan, or (iii) materially modifies the requirements for Participants to participate in the Plan.

     Except as otherwise prohibited in the Plan (including but not limited to Sections 2.2 and 3.3 of the Plan), and subject to the terms of the Plan, the Committee may modify, extend or renew outstanding Options or Restricted Shares in any manner. However, the Committee shall not modify any rights or obligations under any outstanding Option or Restricted Share without the consent of the Participant.

     4.6 CONTINUATION OF EMPLOYMENT. Participation in the Plan will not confer upon any employee any right to continue in the employ of the Company or any Affiliate or limit, in any way, the right of the Company or any Affiliate to terminate a Participant's employment with the Company or Affiliate, at any time. Nothing contained in the Plan shall prohibit the Company or any Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

     4.7 COMPLIANCE WITH APPLICABLE LAW. Notwithstanding any other provision of the Plan, the Company shall not be under any obligation to distribute any Shares, unless the Committee has determined that it may do so without violation of the applicable federal or state laws pertaining to the issuance of securities, and the Company may require any certificates evidencing such Shares to bear a legend (in addition to the legend required by Section 3.2(b) hereof), may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation. No Shares shall be issued under the Plan unless the Participant first enters into an agreement with the Company providing for compliance by the Participant with all such applicable laws.

     The Plan shall be governed by and construed in accordance with the laws of New York.

     4.8 EFFECTIVE DATE. This Plan was originally adopted by the Board of Directors of PXRE Corporation, a Delaware corporation, on March 19, 1992.(2) The Plan shall terminate on May 21, 2002.

---------------

(2) The Plan was approved by the affirmative vote of the holders of a majority of the outstanding shares of PXRE Corporation common stock present in person or represented by proxy at the 1992 Annual Meeting of Stockholders of PXRE Corporation. See Footnote 1.

                                                                      APPENDIX C

                                PXRE GROUP LTD.

                          EMPLOYEE STOCK PURCHASE PLAN
                    (AS AMENDED AND RESTATED MARCH 30, 2000)

     This Stock Purchase Plan (the "Plan") of PXRE Group Ltd. (the "Corporation") is established to provide eligible employees of the Corporation or its subsidiaries a continual opportunity to purchase common stock of the Corporation through payroll deductions.(1)

1.  STOCK SUBJECT TO PLAN

     The stock subject to the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Shares ("Common Shares" or "Shares"), par value $1.00 per share. The aggregate number of Shares on which options may be granted pursuant to the Plan shall not exceed 185,000 Shares. If an option shall expire or terminate for any reason without having been exercised in full, the Shares subject to the unexercised or terminated option shall not be considered to have been subject to an option for purposes of the limitation on the aggregate number of Shares subject to the Plan.

2.  ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Corporation or any committee thereof appointed by the Board of Directors. Subject to the provisions of the Plan set forth herein, the Board or such committee is authorized to establish rules and regulations pertaining to administration of the Plan.

3.  GENERAL RESTRICTIONS

     Under this Plan:

          (1) Options are to be granted only to employees of the Corporation or of its parent or subsidiary corporations to purchase stock in any such corporation.

          (2) No employee shall be granted an option if such employee, immediately after the option is granted, owns stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Corporation or of its parent or subsidiary corporation. For purposes of this paragraph, the rules of Sec. 425(d) of the Internal Revenue Code shall apply in determining the stock ownership of an individual, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

---------------

(1) The Plan was originally a plan of PXRE Corporation, a Delaware corporation ("PXRE Corp."), which provided, among other things, for the grant of PXRE Corp. stock. Pursuant to an Agreement and Plan of Merger dated as of July 7, 1999 among the Corporation, PXRE Corp. and PXRE Merger Corp., PXRE Corp. reorganized so that, among other things, the Corporation, a Bermuda corporation, became the parent holding company for PXRE Corp. As a result of the reorganization, each outstanding share of PXRE Corp. under the Plan was automatically converted into one common share of the Corporation. Additionally, pursuant to the reorganization, the Corporation assumed all of the obligations of PXRE Corp. under the Plan.

          (3) No employee shall be granted an option which permits his rights to purchase stock under all such plans of his employer Corporation and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of this paragraph:

             (1) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year;

             (2) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year; and

             (3) a right to purchase stock which has accrued under one option granted pursuant to the plan may not be carried over to any other option.

          (4) Such option shall not be transferable by such employee otherwise than by will or the laws of descent and distribution, and such option may be exercised, during his lifetime, only by him.

          (5) All employees granted options under this plan shall have the same rights and privileges, other than restrictions herein related to the percentage of an employee's compensation which may be credited toward such employee's account hereunder.

          (6) No option granted hereunder may be exercised after the expiration of 3 months from the date such option is granted.

4.  ELIGIBILITY

     All employees of the Corporation or any of its subsidiaries shall be eligible to participate in the Plan except:

          (1) Employees whose customary employment is 20 hours or less per week, and

          (2) Employees whose customary employment is for not more than 5 months in any calendar year.

5.  PARTICIPATION IN THE PLAN

     To participate in the Plan, whether participating for the first time or renewing participation after it has been terminated, an eligible employee must complete and file with the appropriate payroll office a Payroll Authorization Form, which shall authorize payroll deductions from the employee's Basic Compensation. Such deductions shall commence with the pay period after the form is filed with and recorded in the appropriate payroll office, and shall continue until the employee terminates participation in the Plan or the Plan is terminated. "Basic Compensation" is regular compensation including commissions, before any deductions or withholdings, but excluding overtime, bonuses, amounts paid in reimbursement of expenses (including those paid as part of commissions) and other additional compensation.

          (1) A Participant may authorize the deduction of any amount, provided such amount is not less than $5.00 per week, nor more than the larger of $5.00 per week or 20% of his Basic Compensation for the payroll period. The Corporation shall maintain a payroll deduction account for each participating employee (the "plan account") to which shall be credited all such payroll deductions and from which shall be deducted amounts charged for the purchase of Shares hereunder and withdrawals, as hereinafter provided. No interest will be paid on any plan account balance.

          (2) A Participant may change the amount of his payroll deduction by filing a new Payroll Authorization Form. Any change must conform to the minimum and maximum limitations above. The change will become effective with the first payroll period after the change in January, April, July, or October, whichever occurs first. Two such changes are permitted per calendar year.

          (3) Each Participant shall have an option to purchase Common Shares of the Corporation four times per year. The "Grant Date" of the option to purchase Shares is the first Monday of January, April, July, and October, respectively, on which sales of the Corporation's Common Shares are traded on an exchange, or if the Corporation's Common Shares is not traded on any such Monday, then the Grant Date is the next succeeding day on which such stock is traded. On each Grant Date a Participant shall be given an option to purchase Shares on the next Grant Date (the date on which the Shares are purchased is hereinafter called the "Exercise Date") at the "Option Price," as defined below. Each Option will be exercisable for the three-month period (an "Option Period") beginning on a Grant Date and ending on the Exercise Date next succeeding such Grant Date. Effective as of October 1, 1999 and notwithstanding the foregoing, the Exercise Date for options granted on the July, 1999 Grant Date shall be October 6, 1999.

          On each Exercise Date the Participant's account will automatically be charged for an amount sufficient to purchase the maximum number of whole Shares purchasable at the Option Price with the balance in such account on the Exercise Date. As soon after each Exercise Date as practicable, certificates for the Shares purchased on such Participant's behalf at such Exercise Date will be distributed to such Participant.

          (4) The "Option Price" per share shall be the lesser of (1) 85% of the fair market value of a share of the Corporation's Common Shares on the Grant Date, or (2) 85% of the fair market value of a share of the Corporation's Common Shares on the Exercise Date, but in no event less than the par value of the Common Shares, which is $1.00 per share. The fair market value of such stock shall be considered as the mean of the per share bid and asked price of the Common Shares as reported by the NASDAQ Interdealer Quotation System on such date or, if the stock is listed on an exchange, the average of the high and low prices quoted for such stock on such date.

          Notwithstanding the foregoing, it is the express intent of the Corporation that the Plan comply with the requirements of Sec. 423 (or a successor section) of the Internal Revenue Code. In the event of an amendment to such section which would require that this Plan provide for an Option Price greater than the Option Price provided above, then the Option Price shall be the lowest price which will bring the Plan into compliance with such section.

          (5) The minimum purchase under the Plan is one share.

          (6) As of the close of each calendar year, each Participant will be given a report setting forth the Grant Date and Option Price for his current option, the net balance in his account as of the beginning of the year, credits thereto reflecting his payroll deductions during the year, the number of Shares issued to him during the year, if any, and the price at which they were issued, refunds, if any, to him during the year and the net balance in his account at the end of the year.

          (7) Stock certificates representing the Shares that a Participant purchases under the Plan may be issued in his name alone or, if he so designated in his Payroll Authorization Form, in his name and the name of another as joint tenants with right of survivorship.

          (8) A Participant's rights under the Plan, including any options which are granted, may not be transferred. Upon his death, any credit balance in his account or stock certificate representing Shares for which an option has already been exercised shall be distributed in accordance with applicable state law. Rights under the Plan are exercisable only by a Participant or, in the event of death, by his estate.

          (9) A Participant may not withdraw any portion of the credit balance in his account unless his participation terminates. Participation will terminate only if one of the following events occurs:

             (1) A Participant files a written notification of his withdrawal, as provided by rules to be established by the Board of Directors. A Participant may withdraw at any time and for any reason.

             (2) A Participant is no longer employed by the Corporation or any of its subsidiaries. This includes cessation of employment by reason of death or retirement.

             (3) A Participant ceases to be eligible for participation. Thus, if he is a full-time employee but for some reason he begins working on part-time basis of 20 hours or less per week or for 5 months or less in any calendar year, his participation will terminate.

             (4) Termination of the Plan.

     If one of the above events occurs terminating participation in the Plan, a withdrawal of the credit balance in a Participant's account can be made.

     If participation in the Plan terminates for any of the above reasons, no further payroll deductions shall be made from a Participant's Basic Compensation. At his election or that of his estate, as the case may be, the balance in his account shall be either paid to him or his estate, or shall be retained until the next Exercise Date to purchase Shares. After termination, he may not once again begin participation in the Plan until after the next two succeeding Option Periods following the date of such termination have expired.

     6. CHANGE IN CAPITAL STRUCTURE

     The Corporation shall make appropriate adjustment in the Plan and any option granted under the Plan to reflect any change in the Common Shares of the Corporation by reason of a stock dividend or split-up or otherwise.

     7. USE OF PROCEEDS

     All proceeds received by the Corporation under the Plan shall be used for its general corporate purposes.

     8. AMENDMENTS

     The Board of Directors of the Corporation, at any time, or from time to time, may amend, suspend, or terminate the Plan without the approval of the shareholders, provided, however, that except to conform the Plan to the requirements of the Internal Revenue Code, no amendment shall without the approval of the shareholders, be made (i) increasing the number of Shares authorized for the Plan (other than as provided in Section 6), (ii) changing the formula for determining the Option Price per share, or (iii) further limiting the employees of the Corporation or its subsidiaries who may participate in the Plan.

     9. EFFECTIVE DATE, SUSPENSION AND TERMINATION

     The Plan shall become effective when (i) the Plan has been adopted by the Board of Directors and approved by the stockholders of the Corporation by a majority vote of those present and entitled to vote at any annual or special meeting at which a quorum is present, (ii) a registration statement under the Securities Act of 1933, as amended, has become effective with respect to the Shares to be purchased under the Plan and (iii) the Board of Directors of the Corporation has specified the date of the first Option Period. In all events, this Plan shall not be effective unless approved by the stockholders of the Corporation within 12 months before or after the date the Plan is adopted. The Plan shall terminate upon the termination of the Plan by the Board of Directors of the Corporation or when no more Shares remain to be purchased under the Plan, whichever occurs first. Upon the termination of the Plan, all unexercised options theretofore granted pursuant hereto and all authorized payroll deductions hereunder shall remain in full force and be carried out and effected, and upon the exercise or termination of such options, as the case may be, the then remaining credit balances in the respective Participants' plan accounts shall be returned to the Participants for whom such plan accounts were established. The Plan shall be suspended and become inoperative with respect to Shares not theretofore optioned under the Plan (but not with respect to any uncompleted offerings) during any period in which no registration statement or amendment thereto under the Securities Act of 1933, as amended, is in effect with respect to the Shares so remaining to be purchased under the Plan.(2)

     10. GOVERNMENTAL REGULATIONS

     The Corporation's obligation to sell and deliver its Common Shares under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

     11. MISCELLANEOUS

     (1) This Plan shall be subject to, and governed by, the laws of the State of Delaware irrespective of the fact that one or more of the parties now is, or may become, a resident of a different state.

     (2) In the event any parts of this Plan are found to be void, the remaining provisions of this Plan shall nevertheless be binding with the same effect as though the void parts were deleted.

     (3) Wherever in this Plan, words including pronouns, are used in the masculine, they shall be read and construed in the feminine or neuter whenever they would so apply, and wherever in this Plan words, including pronouns, are used in the singular or plural, they shall be read and construed in the plural or singular, respectively, wherever they would so apply.

     (4) Claims for benefits under the Plan shall be made in writing to the Corporation. If such claim for benefits is wholly or partially denied, the Corporation shall, within a reasonable period of time, but no later than ninety
(90) days after receipt of the claim, notify the claimant of the denial of the claim. Such notice of denial (i) shall be in writing, (ii) shall be written in a manner calculated to be understood by the claimant, and (iii) shall contain (a) the specific reason or reasons for denial of the claim, (b) a specific reference to the pertinent plan provisions upon which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim, along with an explanation why such material or information is necessary, and (d) an explanation of the Plan's claim review procedure.

     (5) Within one hundred twenty (120) days of the receipt by the claimant of the written notice of denial of the claim, or such later time as shall be deemed reasonable taking into account the nature of the benefit

---------------

(2) The Plan was originally adopted by the Board of Directors of PXRE Corporation and approved by the shareholders of PXRE Corporation on February 18, 1987; amended by the Board of Directors of PXRE Corporation on March 25, 1993; approved by the shareholders of PXRE Corporation on May 20, 1993. See Footnote 1.

subject to the claim and any other attendant circumstances or if the claim has not been granted within a reasonable period of time, the claimant may file a written request with the Corporation that it conduct a full and fair review of the denial of the claimant's claim for benefits, including the conducting of a hearing, if deemed necessary by the reviewing party. In connection with the claimant's appeal of the denial of his benefit, the claimant may review pertinent documents and may submit issues and comments in writing.

     (6) The Corporation shall deliver to the claimant a written decision on the claim promptly, but not later than sixty (60) days, after the receipt of the claimant's request for review, except that if there are special circumstances (such as the need to hold a hearing, if necessary) which require an extension of time for processing, the aforesaid sixty (60) day period shall be extended to one hundred twenty (120) days. Such decision shall (i) be written in a manner calculated to be understood by the claimant, (ii) include specific reasons for the decision, and (iii) contain specific references to the pertinent plan provisions upon which the decision is based.

     (7) The Secretary of the Corporation shall maintain a copy of the Plan, and any amendments thereto.

                                                                      APPENDIX D

                                PXRE GROUP LTD.

                              DIRECTOR STOCK PLAN
                           (AS AMENDED AND RESTATED)

SECTION 1.  PURPOSE

The purpose of the Plan is to secure for PXRE Group Ltd. and its shareholders the benefits inherent in increased common stock ownership by directors of the Company who are not employees of the Company or any of its subsidiaries.(1)

SECTION 2.  DEFINITIONS

     Whenever used in this plan, the following terms shall have the definitions set forth in this section:

2.1    --  "BOARD OF DIRECTORS" shall mean the Board of Directors of
           PXRE Group Ltd.
2.2    --  "CHANGE OF CONTROL" has the meaning provided in Section 8.2 of the Plan.
2.3    --  "CODE" shall mean the Internal Revenue Code of 1986, as amended.
2.4    --  "COMPANY" shall mean PXRE Group Ltd.
2.5    --  "DATE OF GRANT" shall mean the date of the Annual Meeting as of which a Director is granted an Option under Section 5.1.
2.6    --  "DIRECTOR" shall mean a member of the Board of Directors who is not a full-time employee of the Company or a subsidiary.
2.7    --  "DISABILITY" shall mean the inability, in the judgment of the Board, of a Director to perform his or her duties due to mental or physical impairment.
2.8    --  "EFFECTIVE DATE" shall mean the date provided in Section 13 of the Plan.
2.9    --  "FAIR MARKET VALUE" as of any day shall mean the arithmetic mean of the per share bid and asked price for Shares on such day as reported by the NASDAQ Interdealer Quotation System, or if the shares are listed on an exchange, the average of the high and low per share prices quoted for Shares on such date. If the Shares are not publicly traded, Fair Market
           Value shall be determined by the Board in a manner consistent with the requirements of Section 422 of the Code.
2.10   --  "OPTION" shall mean an option to purchase Shares granted under Section 5 of the Plan.
2.11   --  "RESTRICTED PERIOD" shall have the meaning provided in
           Section 6.1 of the Plan.

---------------

(1) The Plan was originally a plan of PXRE Corporation, a Delaware corporation ("PXRE Corp."), which provided, among other things, for the grant of PXRE Corp. common stock. Pursuant to an Agreement and Plan of Merger dated as of July 7, 1999 among the Company, PXRE Corp. and PXRE Merger Corp., PXRE Corp. reorganized so that, among other things, the Company, a Bermuda corporation, became the parent holding company for PXRE Corp. As a result of the reorganization, each outstanding share of PXRE Corp. under the Plan was automatically converted into one common share of the Company. Additionally, pursuant to the reorganization, the Company assumed all of the obligations of PXRE Corp. under the Plan.

2.12   --  "RESTRICTED SHARE" shall mean a Share subject to the
           conditions and restrictions set forth in Section 6 of the Plan.
2.13   --  "RETIREMENT" shall mean retirement from the Board as of the
           Annual Meeting of Shareholders coinciding with or next following the Director's attainment of age of 72.
2.14   --  "RULE 16B-3" shall mean Rule 16b-3 promulgated under the
           Securities Exchange Act of 1934, as amended (the "Exchange
           Act").
2.15   --  "SHARES OF STOCK" OR "SHARES" shall mean Common Shares, par value $1.00 per share, of the Company.
2.16   --  "TERM-YEAR" shall mean the period from one Annual Meeting to the subsequent Annual Meeting.

SECTION 3.  AMOUNT OF STOCK

     The stock which may be issued and sold under the Plan shall not exceed 250,000 Shares, subject to adjustment as provided in Section 6 below. The Shares to be issued may be either authorized and unissued shares, issued shares acquired by the Company or its subsidiaries or any combination thereof. In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

SECTION 4.  ELIGIBILITY

     Each Director shall be eligible to receive an Option and Restricted Shares in accordance with Sections 5 and 6 below.

SECTION 5.  TERMS AND CONDITIONS OF OPTIONS

     Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

     5.1 OPTION GRANTS. As of the date of the Annual Meeting of Shareholders of the Company each year on and after the Effective Date, each Director who has been elected or re-elected or who is continuing as a member of the Board as of the adjournment of the Annual Meeting shall automatically receive an Option for 5,000 Shares.

     5.2 EXERCISE PRICE. The Option exercise price shall be the Fair Market Value of the Shares on the Date of Grant of the Option. Except as provided in
Section 7, Options granted under the Plan may not be repriced.

     5.3 VESTING. Except as provided in Sections 5.4, 5.5 and 8.1, no portion of an Option shall be exercisable prior to the Director's completion of one Term-year on the Board next following the Date of Grant, and thereafter the Option shall be exercisable with respect to 1,666 Shares on and after the Director's completion of his or her first Term-year following the Date of Grant, it shall be exercisable for an additional 1,667 Shares on and after the Director's completion of a second Term-year following the Date of Grant, and it shall be exercisable for the remaining 1,667 Shares on or after the Director's completion of a third Term-year after the Date of Grant.

     5.4 OPTION EXPIRATION. No portion of an Option shall be exercisable after the expiration of ten years from the Option's Date of Grant.

     5.5 EXERCISE WHEN NO LONGER A DIRECTOR. No Option shall be exercisable unless the person exercising the Option has been, at all times during the period beginning with the Date of Grant of the Option and ending on the date of such exercise, a Director of the Company, except that:

          (1) Retirement or Disability. If such a person shall cease to be a Director by reason of Retirement or Disability while holding an Option (whether or not then exercisable) that has not expired, such person may, at any time within three years following such termination (but in no event after the Option has expired under the provisions of Section 5.4), exercise the Option with respect to any shares as to which such person has not exercised the Option on the date the person ceased to be a Director; provided, however, that no Shares issuable on exercise of the Option may be sold, assigned, pledged or otherwise transferred for the period of time after the date of the grant of the Option as is specified in Rule 16b-3;

          (2) Death. If such a person shall cease to be a Director by reason of death while holding an Option (whether or not then exercisable) that has not expired, his or her executors, administrators, heirs, legatees or distributees, as the case may be, may, at any time within three years following such termination (but in no event after the Option has expired under the provisions of Section 5.4), exercise the Option with respect to any shares as to which such person has not exercised the Option on the date the person died; provided, however, that no shares of Common Stock issuable on exercise of the Option may be sold, assigned, pledged or otherwise transferred for the period of time after the date of the grant of the Option as is specified in Rule 16b-3;

          (3) Other. If such a person shall cease to be a Director for reasons other than Retirement, Disability or death, while holding an Option then exercisable that has not expired, such person may, at any time within three months after the date he or she ceases to be a Director (but in no event after the Option has expired under the provisions of Section 5.4 above), exercise the Option with respect to any Shares as to which such person could have but has not exercised the Option on the date the person ceased to be a Director; and

          (4) Death of a Former Director. If any person should die within three years following the date he or she ceased to be a Director by reason of Retirement or Disability or within three months following the date he or she ceased to be a Director for reasons other than Retirement, Disability or death, the decedent's estate or any person who acquires the right to exercise the Option by reason of the decedent's death may exercise the Option (to the extent that the decedent was entitled to do so on the date the decedent ceased to be a Director) at any time (but in no event after the Option has expired under the provisions of Section 5.4) within the period ending on the later of (i) the last day of the period within which the decedent could have exercised the Option but for his or her death and
     (ii) the first anniversary of such person's death.

     5.6 EXERCISE NOTICE. A Director may exercise all or part of an Option that is exercisable under Section 5.5 by delivering a written notice substantially in the form attached hereto to the Treasurer of the Company specifying the number of Shares to be purchased and providing payment in full of the exercise price in United States dollars by certified check or bank draft.

     5.7 PERSONAL REPRESENTATIVES. In the event any Option is exercised by the executors, administrators, heirs, legatees or distributees of the estate of a deceased Director or by the guardian or legal representative of a disabled former Director, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Director's estate or the proper legatees or distributees thereof or the duly appointed guardian or legal representative of the disabled former Director.

SECTION 6.  TERMS AND CONDITIONS OF RESTRICTED SHARES

     All Restricted Shares shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions ("Restricted Share Agreement"):

     6.1 RESTRICTED SHARE GRANTS. As of the date of the Annual Meeting of Shareholders of the Company each year, each Director who has been elected or re-elected or who is continuing as a member of the Board as of the adjournment of the Annual Meeting shall automatically receive 1,000 Restricted Shares.

          (a) Restricted Period. The Company shall transfer from its authorized but unissued Shares to each Director and shall hold the certificates representing such Shares for the Director for the three year Restricted Period as described in Section 6.2 below. Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by a Director during the Restricted Period, except as hereinafter provided. Except for the restrictions set forth herein, a Director shall have all the rights of a shareholder with respect to his or her Restricted Shares, including but not limited to the right to vote and the right to receive dividends (which if in Shares shall be restricted under the same terms and conditions as the Shares to which they relate).

          (b) Legend. Each certificate for Shares transferred or issued to a Director shall be registered in the name of the Director and shall bear the following (or a similar) legend:

             "THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE PXRE GROUP LTD. DIRECTOR STOCK PLAN (THE "PLAN") APPLICABLE TO RESTRICTED SHARES AND TO
        THE RESTRICTED SHARE AGREEMENT DATED                (THE "AGREEMENT"),
        AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR ENCUMBERED IN ANY MANNER DURING THE RESTRICTED PERIOD SPECIFIED IN SUCH AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

     6.2 LAPSE OF RESTRICTED PERIOD. The Restricted Period shall commence upon the award of Restricted Shares and, unless sooner terminated as provided in subclause (a) or Section 8 hereof, shall continue for three years; provided, however, that except as provided in subclause (a) or Section 8 hereof, the restrictions on each annual grant of Restricted Shares will lapse with respect to 333 Shares on and after the Director's completion of his or her first Term-year following the Date of Grant, restrictions on an additional 333 Shares will lapse on and after the Director's completion of his or her second Term-year following the Date of Grant, and the restrictions on 334 Shares will lapse on and after the Director's completion of his or her third Term-year following the Date of Grant.

          (a) Retirement, Death or Disability. If such person shall cease to be a Director by reason of Retirement, death or Disability while holding Restricted Shares, the Restricted Period covering all Shares transferred to such Director under the Plan shall immediately lapse upon such Director's termination of directorship due to Retirement, death or Disability.

          (b) Other. If such person shall cease to be a Director for reasons other than Retirement, death or Disability, all Shares owned by such Director for which the Restricted Period has not lapsed shall revert back to the Company upon such termination and shall be available for grant in subsequent Restricted Share awards.

          (c) Exchange Act Limitations. No Shares received under a Restricted Share award may be sold, assigned, pledged or otherwise transferred for the period of time after the date such Restricted Share award was granted as is specified in Rule 16b-3.

          (d) Issuance of New Certificates. Upon the lapse of the Restricted Period with respect to any Shares, such Shares shall no longer be subject to the restriction imposed in the Restricted Share Agreement, and the Company shall issue new share certificates respecting such shares registered in the name of the Participant without the legend described in
     Section 6.1 in exchange for those previously issued.

SECTION 7.  ADJUSTMENT IN THE EVENT OF CHANGE IN STOCK

     In the event the outstanding Shares are increased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination of Shares or other corporate change, the Board shall make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of Shares or other securities as to which Options may be granted and in the number of Shares or the exercise price under unexercised Options granted prior to such change.

     In the case of any such substitution or adjustment, the aggregate Option price in each Stock Option Agreement of all the Shares covered thereby prior to such substitution or adjustment shall be the Option price for all the shares or other securities substituted for such Shares or to which such Shares are adjusted, and the Option price per share after such substitution or adjustment shall be determined accordingly; provided, however, that no such determination shall obligate the Company to issue or sell fractional shares or other securities.

SECTION 8.  ACCELERATION

     8.1 CHANGE OF CONTROL; DELISTING. Notwithstanding any other provisions of the Plan, upon the earlier of (a) a "Change of Control" of the Company (as defined below), or (b) the Shares of the Company ceasing to be publicly traded, any unexercisable portion of an Option shall become exercisable and the Restricted Period covering all Shares shall immediately lapse.

     8.2 CHANGE OF CONTROL DEFINED. For the purposes hereof, a "Change of Control" of the Company shall be deemed to have occurred if:

          (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act other than the Company becomes the "beneficial owner" (as determined for purposes of Regulation 13-D under the Exchange Act as currently in effect), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (b) the shareholders of the Company approve (i) any merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) any sale or other disposition (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

          (c) the shareholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company; or

          (d) during any period of two consecutive years (not including any period prior to June 8, 1995), individuals who at the beginning of such period constitute the entire Board of Directors of the Company and any new director, whose election to the Board or nomination for election to the Board by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.

SECTION 9.  MISCELLANEOUS PROVISIONS

     9.1 NO RIGHT TO DIRECTORSHIP. Neither the Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained in the service of the Company.

     9.2 NONTRANSFERABILITY. A Director's interest in an Option or in Restricted Shares and his or her rights under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except under a qualified domestic relations order (as defined in Section 414(p) of the Code) or, in the event of Director's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Director in the Plan shall be subject to any obligation or liability of such Director.

     9.3 COMPLIANCE WITH LAW. No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable federal, state and other securities, insurance and other laws and regulations.

     9.4 EXPENSES.  The expenses of the Plan shall be borne by the Company.

     9.5 UNFUNDED. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares upon exercise of any Option under the Plan and issuance of Shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

     9.6 ACCEPTANCE. By accepting any Option, Restricted Share, or other benefit under the Plan, each Director and each person claiming under or through such person shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

     9.7 CONSTRUCTION. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 or any successor rule, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

     In all other respects the Plan and Restricted Shares and Options granted thereunder shall be governed by, and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws principles thereof.

SECTION 10.  AMENDMENT OR DISCONTINUANCE

     The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that except as provided in Section 7 above, the Board may not, without further approval by the holders of a majority of the outstanding Shares of the Company entitled to vote thereon increase the maximum number of Shares as to which Options or Restricted Shares may be granted under the Plan, increase the number of shares that may be awarded under the Plan, change the Option exercise price described in Section 5.2 above, extend the period during which awards may be granted or exercised under the Plan or change the class of persons eligible to receive awards under the Plan. Subject to the provision of Section 9.7 relating to Rule 16b-3, no amendment of the Plan shall materially and adversely affect any right of any Director with respect to any Option or Restricted Share theretofore granted without such Director's written consent.

SECTION 11.  ADMINISTRATION

     The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying Options and Restricted Shares granted under the Plan. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except in circumstances involving actual bad faith.

SECTION 12.  TERMINATION

     This Plan shall terminate upon the earlier of the following dates or events to occur:

          (1) upon the adoption of a resolution of the Board terminating the Plan; or

          (2) immediately following the automatic grant of Options at the Annual Meeting in 2005.

SECTION 13.  EFFECTIVE DATE OF PLAN

     The Plan originally became effective as a Plan of PXRE Corporation, a Delaware corporation, as of April 20, 1995, and the adoption of the Plan was approved by the affirmative vote of the holders of a majority of the outstanding Shares of the Company present in person or represented by proxy at the 1995 Annual Meeting of Shareholders of PXRE Corporation(2).

---------------

(2) See Footnote 1.

                                                                      APPENDIX E

                                PXRE GROUP LTD.

                 DIRECTOR EQUITY AND DEFERRED COMPENSATION PLAN

SECTION 1.  PURPOSE

     The purpose of the Plan is to attract and retain highly qualified persons to serve as non-employee Directors of PXRE Group Ltd. by providing the Directors with greater flexibility in the form and timing of receipt of compensation for services on the Board of Directors, and an opportunity to obtain a greater proprietary interest in the Company's success and progress through receipt of fees in the form of Shares and Options on Shares, thereby aligning the Director's interests with the interests of the stockholders of the Company.(1)

SECTION 2.  DEFINITIONS

     Whenever used in this plan, the following terms shall have the definitions set forth in this section:

 2.1   --  "ACCOUNT"shall have the meaning provided in Section 8.3
 2.2 -- "ANNUAL RETAINER"shall mean the annual retainer fee payable to a Director for serving as a Director of PXRE Group Ltd.
 2.3   --  "BOARD OF DIRECTORS" or "BOARD" shall mean the Board of
           Directors of PXRE Group Ltd.
 2.4 -- "CODE" shall mean the Internal Revenue Code of 1986, as amended.
 2.5   --  "COMPANY" shall mean PXRE Group Ltd.
 2.6 -- "DIRECTOR" shall mean a member of the Board of Directors who is not a full-time employee of the Company or a subsidiary.
 2.7 -- "DIRECTOR FEES" shall mean all cash compensation payable to a Director other than the Annual Retainer, including, without limitation, committee membership fees, fees associated with a chair and fees for attendance at meetings of the Board and its committees, but not including reimbursements for expenses.
 2.8 -- "DISABILITY" shall mean the inability, in the judgment of the Board, of a Director to perform his or her duties due to mental or physical impairment.

---------------

(1) The Plan was originally a plan of PXRE Corporation, a Delaware corporation ("PXRE Corp."), which provided, among other things, for the grant of PXRE Corp. common stock. Pursuant to an Agreement and Plan of Merger dated as of July 7, 1999 among the Company, PXRE Corp. and PXRE Merger Corp., PXRE Corp. reorganized so that, among other things, the Company, a Bermuda corporation, became the parent holding company for PXRE Corp. As a result of the reorganization, each outstanding share of PXRE Corp. under the Plan was automatically converted into one common share of the Company. Additionally, pursuant to the reorganization, the Company assumed all of the obligations of PXRE Corp. under the Plan.

 2.9   --  "EFFECTIVE DATE" shall mean the date provided in Section 13 of the Plan.
2.10   --  "FAIR MARKET VALUE" shall mean:
           (a) with respect to the Annual Retainer, the average of the high and low per share prices quoted for Shares on the New
               York Stock Exchange over the twenty (20) trading days prior to the December 31 immediately preceding the calendar year for which the Annual Retainer is payable.
               If the Shares are not publicly traded, Fair Market Value shall be determined by the Board in a manner consistent with the requirements of Section 422 of the Code.
           (b) with respect to the Director Fees, the average of the high and low share prices quoted for Shares on the New York
               Stock Exchange on the date of the meeting for which the Director Fees relate. If the Shares are not publicly traded, Fair Market Value shall be determined by the Board in a manner consistent with the requirements of
               Section 422 of the Code.
2.11   --  "GRANT DATE" shall have the meaning provided in Section 7.2.
2.12   --  "OPTION" shall mean an option to purchase Shares granted under Section 7 of the Plan.
2.13   --  "OPTION VALUE" shall mean:
           (a) with respect to the Annual Retainer, the value of an Option determined as of the December 31 immediately preceding the calendar year for which the Annual
               Retainer is payable in accordance with the Black-Scholes option valuation model and assumptions consistent with those used by the Company in preparing footnotes to the Company's financial statements under Statement of Financial Accounting Standards No. 123, with a 20% discount to compensate for the additional risk.
           (b) with respect to the Director Fees, the value of an Option determined as of the date of the meeting for which the Director Fees relate in accordance with the Black-Scholes option valuation model and assumptions consistent with those used by the Company in preparing footnotes to the Company's financial statements under Statement of Financial Accounting Standards No. 123, with a 20% discount to compensate for the additional risk.
2.14   --  "RULE 16B-3" shall mean Rule 16b-3 promulgated under the
               Securities Exchange Act of 1934, as amended.
2.15   --  "SHARES OF STOCK" or "SHARES" shall mean Common Shares, par value $1.00 per share, of the Company.

SECTION 3.  AMOUNT OF SHARES

     The number of Shares which may be issued and sold under the Plan shall not exceed 250,000 Shares, subject to adjustment as provided in Section 7.3 below. The Shares to be issued may be either authorized and unissued Shares, treasury Shares, issued Shares acquired by the Company or its subsidiaries or any combination thereof. In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the Shares not purchased under such lapsed Options.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

     Each Director in office on the Effective Date of the Plan shall be eligible to participate in the Plan, and each Director elected or reelected after the Effective Date shall be eligible to participate in the Plan upon election or reelection to the Board of Directors.

SECTION 5.  ELECTIONS OF FORM AND TIME OF PAYMENT

     5.1 ELECTION ALTERNATIVES. In lieu of receiving all of his or her Annual Retainer and other Director Fees in cash at such time as such Fees are payable under the policies and practices of the Company, a Director may elect to:

          (a) convert all or a portion (in increments of 25%) of his or her Annual Retainer and/or Director Fees into Shares as provided in Section 6;

          (b) convert all or a portion (in increments of 25%) of his or her Annual Retainer and/or Director Fees into Options as provided in Section 7; and

          (c) defer the payment of all or a portion of his or her Annual Retainer and/or Director Fees as provided in Section 8.

     5.2 ELECTION AGREEMENT. A Director who desires to have any portion of his or her Annual Retainer or Director Fees converted into Shares or Options or to have any portion of his or her Annual Retainer or Director Fees deferred must complete and deliver an Election Agreement (on a form approved by the Board) to the Treasurer of the Company or other person designated by the Board no later than the December 31 immediately preceding the calendar year for which the Annual Retainer and other Director Fees would be payable; provided, however, that

          (a) any Director in office on the Effective Date of the Plan may make an election to defer his or her Annual Retainer and/or Director Fees not yet earned as of the Effective Date by filing an Election Agreement within thirty (30) days after such Effective Date; and

          (b) any Director elected to the Board after the Effective Date who was not a Director on the preceding December 31 may make an election to defer his or her Annual Retainer and/or Director Fees not yet earned for the calendar year in which he or she is first elected to the Board by delivering an Election Agreement within thirty (30) days after such election.

     An Election Agreement, once timely delivered, shall be effective for the succeeding calendar year(s) unless revoked or modified for a future year by the Director by delivering a new Election Agreement before the December 31 immediately preceding the calendar year for which the new election is to apply. A Participant's election for a given year is irrevocable.

     If a Director does not provide an Election Agreement, his or her Annual Retainer and Director Fees shall be paid pursuant to the Company's policies and practices for the payment of such Fees.

SECTION 6.  SHARES

     6.1 NUMBER OF SHARES. A Director who elects to have all or a portion of his or her Annual Retainer paid in the form of Shares shall receive the whole number of Shares that is equal to the amount of his or her Annual Retainer designated in his or her Election Agreement divided by the per Share Fair Market Value of the Shares of the Company, as determined pursuant to Section 2.10(a). A Director who elects to have all or a

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portion of his or her Director Fees paid in the form of Shares shall receive the whole number of Shares that is equal to the amount of his or her Director Fees designated in his or her Election Agreement divided by the per Share Fair Market Value of the Shares of the Company, as determined pursuant to Section 2.10(b).
No fractional Shares will be issued, and any remainder of the designated Annual Retainer amount shall be paid to the Director promptly in cash.

     6.2 ISSUANCE OF SHARES. The Company shall issue certificates for such Shares promptly following the date on which the Annual Retainer or Director Fees is payable. Such Shares shall be subject to Section 9.4 of the Plan.

SECTION 7.  OPTIONS

     7.1 NUMBER OF OPTIONED SHARES. A Director who elects to have all or a portion of his or her Annual Retainer paid in the form of an Option shall receive an Option to purchase the number of whole Shares determined by dividing the amount of the Annual Retainer designated in his or her Election Agreement by the per Share Option Value, as determined pursuant to Section 2.13(a). A Director who elects to have all or a portion of his or her Director Fees paid in the form of an Option shall receive an Option to purchase the number of whole Shares determined by dividing the amount of the Director Fees designated in his or her Election Agreement by the per Share Option Value, as determined pursuant to 2.13(b). No Option will be issued on fractional Shares, and any remaining amount of the designated Annual Retainer or the Director Fees shall be paid to the Director promptly in cash.

     7.2 OPTION AGREEMENTS. The Company shall issue to the Director an Option Agreement as of the date on which the Annual Retainer or Director Fees is payable (the "Grant Date") to evidence the Option granted to the Director. Each Option Agreement shall comply with the following terms and conditions and be in a form approved by the Board:

          (a) Exercise Price. The Option per Share exercise price shall be the per Share Fair Market Value, as determined pursuant to Section 2.10, as applicable.

          (b) Vesting.  The Option shall be 100% exercisable when issued.

          (c) Expiration. No portion of an Option shall be exercisable after the expiration of ten years following the Grant Date, provided that, upon a Director's ceasing to serve as a Director within such ten year period, the Option will expire unless it is exercised within three years following such cessation. If a Director should die within three years following the date he or she ceased to be a Director, the decedent's estate or any person who acquires the right to exercise the Option by reason of the decedent's death may exercise the Option at any time (but in no event after 10 years after the Grant Date) within the period ending on the later of (i) the last day of the period within which the decedent could have exercised the Option but for his or her death and (ii) the first anniversary of such person's death.

          (d) Exercise. A Director may exercise all or part of an Option by delivering a written notice substantially in the form approved by the Board to the Treasurer of the Company identifying the number of whole Shares to be purchased and providing payment in full of the exercise price in United States dollars by certified check or bank draft.

     Options and Shares acquired upon the exercise of an Option shall be subject to Section 9.4.

     7.3 ANTI-DILUTION MEASURES. In the event the outstanding Shares are increased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by

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reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination of Shares or other corporate change, the Board of Directors shall make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of shares or other securities as to which Options may be granted and in the number of Shares or the exercise price under unexercised Options granted prior to such change.

     In the case of any such substitution or adjustment, the aggregate Option price in each Option Agreement of all the Shares covered thereby prior to such substitution or adjustment shall be the Option price for all the shares or other securities substituted for such Shares or to which such Shares are adjusted, and the Option price per share after such substitution or adjustment shall be determined accordingly; provided, however, that no such determination shall obligate the Company to issue or sell fractional shares or other securities.

SECTION 8.  DEFERRALS

     8.1 DEFERRAL CHOICES. A Director who elects to have all or a portion of his or her Director Fees and/or Annual Retainer deferred shall make the following irrevocable elections on an Election Agreement:

          (a) The amount or percentage of Director Fees and/or Annual Retainer to be deferred;

          (b) The length of the deferral period pursuant to Section 8.2;

          (c) The investment return choice(s) pursuant to Section 8.3; and

          (d) The form of payment of deferred amounts following the end of the deferral period pursuant to Section 8.4.

     In addition, the Director shall designate one or more primary and contingent beneficiaries pursuant to Section 8.5.

     8.2 DEFERRAL PERIOD. The deferral period elected by each Director with respect to deferrals of Director Fees and/or Annual Retainer for any given year shall be at least equal to one (1) year, and no more than fifteen (15) years, following the end of the calendar year in which the Director Fees and/or Annual Retainer are earned. However, notwithstanding the deferral period elected by a Director, payment of a Director's Account shall be made to the Director, or the Director's beneficiary designated under Section 8.5, as the case may be, in a single lump sum within sixty (60) days in the event the Director's service as a Director of the Company ceases by reason of death or Disability at any time prior to full payment of the balance of the Director's Account.

     8.3 ACCOUNTS AND INVESTMENT RETURN. The Director Fees and/or Annual Retainer which a Director elects to defer shall be credited to an unfunded deferred compensation account maintained by the Company or its agent for bookkeeping purposes (the "Account") on the date the Director Fees and/or Annual Retainer otherwise would have been paid to the Director.

     A Director's Account balance will be credited with the investment return (and debited with any losses) experienced on the investment choice or choices specified by the Director from time to time from among the fund or funds of the Company's 401(k) Plan. As of the Effective Date, the funds of the Company's 401(k) Plan are the Baron Asset Fund, GAM International Fund, Oakmark Growth Fund and Vanguard Fixed Income Securities Fund.

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

     Unless the Board otherwise determines, a Director may change the investment return choice(s) for his or her Account as often as the Director wishes by notifying the Treasurer of the Company or agent of the Company appointed to manage the Accounts under the Plan.

     The obligation of the Company under the Plan to pay the Account balance to a Director or his or her beneficiary constitutes an unsecured promise of the Company to make payments from its general assets, and a Director shall have the status of a general unsecured creditor of the Company with respect to his or her Account.

     8.4 PAYMENT OF ACCOUNT. The balance of a Director's Account shall be paid following the end of the deferral period as elected under Section 8.2 in either
(a) a single lump sum cash payment as soon as practicable thereafter, or (b) annual installments over a period not to exceed fifteen (15) years, in either case as elected by the Director on his or her Election Agreement. The annual installment payments, if elected, will be based upon a Director's then existing Account balance divided by the number of installment payments remaining to be made.

     8.5 DEATH OF DIRECTOR. A Director shall designate on a form approved by the Board a primary and contingent beneficiary or beneficiaries who, upon the Director's death, will receive payment of the Director's Account. All designations shall be signed by the Director, and shall be effective as of the date received by the Treasurer of the Company or other designated agent.

     Directors may change their designations of beneficiary by submitting a new designation form. The payment of amounts deferred under the Plan shall be in accordance with the last unrevoked designation of beneficiary that has been signed by the Director and delivered by the Director to the Treasurer of the Company or other designated agent prior to the Director's death.

     In the event that all the beneficiaries designated by a Director predecease the Director, the Director's Account balance shall be paid to the Director's estate.

     In the event a Director does not designate a beneficiary, or for any reason such designation is ineffective, in whole or in part, the amounts that otherwise would have been paid to the Director or the Director's beneficiaries shall be paid to the Director's estate.

SECTION 9.  MISCELLANEOUS PROVISIONS

     9.1 PERSONAL REPRESENTATIVES. In the event any Account or Share is payable to or an Option is exercised by the executors, administrators, heirs, legatees or distributees of the estate of a deceased Director or by the guardian or legal representative of a disabled former Director, the Company shall be under no obligation to issue, make payment or deliver Shares unless and until the Company is satisfied that the person or persons requesting payment or exercising the Option are the duly appointed legal representatives of the deceased Director's estate or the proper legatees or distributees thereof or the duly appointed guardian or legal representative of the disabled former Director.

     9.2 NO RIGHT TO DIRECTORSHIP. Neither the Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained in the service of the Company.

     9.3 NONTRANSFERABLE INTERESTS AND RIGHTS. A Director's interest in an Account or an Option and his or her rights under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except under a domestic relations order (as defined in Section 414(p) of the Code)) or, in the event of Director's death, by will or the laws of descent and distribution), including, but not by way of

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

limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Director in the Plan shall be subject to any obligation or liability of such Director.

     9.4 COMPLIANCE WITH LAW. The Company shall not be required to deliver any Shares under Section 6 or 7 unless the Committee has determined that it may do so without violation of applicable federal or state laws pertaining to the issuance of securities, and the Company may require any Shares to bear a legend, may give the transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation. No Shares shall be issued under the Plan unless the Director first enters into an agreement with the Company providing for compliance with all such applicable laws. The Company is under no obligation to register the Shares covered by this Agreement under federal securities laws, nor is the Company under any obligation to register any of the Shares or otherwise qualify them for sale under any state law. Any Shares acquired hereunder must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "Act") or the disposition thereof is exempt from the registration requirements of the Act.

     9.5 EXPENSES.  The expenses of the Plan shall be borne by the Company.

     9.6 UNFUNDED. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of Accounts or the issuance of Shares upon exercise of any Option under the Plan, and the payment of Accounts and the issuance of Shares shall be unsecured general obligations of the Company.

     9.7 ACCEPTANCE. By accepting a Share, Option or Account, each Director and each person claiming under or through such person shall be conclusively deemed to have indicated his or her acceptance and ratification of and consent to, any action taken under the Plan by the Company or the Board of Directors.

     9.8 CONSTRUCTION. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 or any successor rule, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

     In all other respects the Plan and Shares, Options and Accounts provided thereunder shall be governed by, and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws principles thereof.

SECTION 10.  AMENDMENT OR DISCONTINUANCE

     The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, except as provided in Section 7.3, without further approval by the holders of a majority of the outstanding Shares of the Company entitled to vote thereon, no amendment shall be made to the Plan which
(i) materially increases the benefits accruing to Directors, (ii) increases the number of securities which may be issued, or (iii) materially modifies the requirements for Directors. Subject to the provision of Section 9.8 relating to Rule 16b-3, no amendment of the Plan shall materially and adversely affect any right of any Director with respect to any Option theretofore granted without such Director's written consent.

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SECTION 11.  ADMINISTRATION

     The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the Election Agreement, Option Agreement and Beneficiary Designation, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except in circumstances involving actual bad faith.

SECTION 12.  TERMINATION

     This Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board terminating the Plan; or

          (b) immediately following the annual meeting of stockholders in 2007.

SECTION 13.  EFFECTIVE DATE OF PLAN

     The Plan was originally adopted by the Board of Directors of PXRE Corporation, a Delaware corporation, and became effective as of June 5, 1997.(2)

---------------

(2) The Plan was approved by the affirmative vote of the holders of a majority of the outstanding shares of PXRE Corporation common stock present in person or represented by proxy at the 1997 Annual Meeting of Stockholders of PXRE Corporation. See Footnote 1.
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

PROXY                            PXRE GROUP LTD.                           PROXY
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                  MAY 16, 2000
       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.
(1) ELECTION OF DIRECTORS:
                       [ ]  FOR                  [ ]  WITHHELD
              (Except as indicated otherwise)
    IF THERE IS ANY INDIVIDUAL DIRECTOR WITH RESPECT TO WHOM YOU DESIRE TO WITHHOLD YOUR VOTE, YOU MAY DO SO BY MARKING THROUGH OR OTHERWISE STRIKING OUT HIS OR HER NAME.
    NOMINEES:    Robert W. Fiondella    Philip R. McLoughlin    Wilson Wilde
(2) To approve the recommendation of the Board of Directors that PricewaterhouseCoopers be appointed as the Company's independent auditors for the fiscal year ending December 31, 2000 and to refer the determination of the auditor's recommendation to the Board of Directors.
                [ ] FOR            [ ] AGAINST            [ ] ABSTAIN
(3) To approve the adoption of amendments to the PXRE Restated Employee Annual Incentive Bonus Plan as amended;
                [ ] FOR            [ ] AGAINST            [ ] ABSTAIN
(4) To approve the adoption of amendments to the PXRE 1992 Officer Incentive Plan as amended;
                [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

                                  (See other side)

(5) To approve the adoption of amendments to the PXRE Employee Stock Purchase Plan as amended;
                [ ] FOR            [ ] AGAINST            [ ] ABSTAIN
(6) To approve the adoption of amendments to the PXRE Director Stock Option Plan as amended; and
                [ ] FOR            [ ] AGAINST            [ ] ABSTAIN
(7) To approve the adoption of amendments to the PXRE Director Equity and Deferred Compensation Plan.

                [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

                                                Please sign exactly as your name
                                                appears on this Proxy. If
                                                signing for estates, trusts or
                                                corporations, title or capacity
                                                should be stated. If shares are
                                                held jointly, each holder should
                                                sign.

                                                Dated:                    , 2000
                                                      --------------------

                                                --------------------------------
                                                           Signature

                                                --------------------------------
                                                           Signature